As filed with the Securities and Exchange Commission on October 7, 1997

                                                    1933 Act Reg. No. 33-66242
                                                    1940 Act Reg. No. 811-7890


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   X
                                                                         ---
     Pre-Effective Amendment No.

     Post-Effective Amendment No.  6                                      X
                                 -----                                   ---

                                     and/or
REGISTRATION STATEMENT UNDER THE
     INVESTMENT COMPANY ACT OF 1940                                       X
                                                                         ---


     Amendment No.    7                                                   X
                    -----                                                ---


                       (Check appropriate box or boxes.)

                           AIM TAX-EXEMPT FUNDS, INC.
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                11 Greenway Plaza, Suite 100, Houston, TX 77046
              ----------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code (713) 626-1919
                                                          --------------
                                Charles T. Bauer
                11 Greenway Plaza, Suite 100, Houston, TX 77046

                    (Name and Address of Agent for Service)

                                    Copy to:


Samuel D. Sirko, Esquire                                Martha J. Hays, Esquire

A I M Advisors, Inc.                          Ballard Spahr Andrews & Ingersoll
11 Greenway Plaza, Suite 100                     1735 Market Street, 51st Floor
Houston, Texas  77046                     Philadelphia, Pennsylvania 19103-7599

Approximate Date of Proposed Public Offering:   As soon as practicable after
                                                the effective date of this
                                                Amendment

It is proposed that this filing will become effective (check appropriate box)

         ----     immediately upon filing pursuant to paragraph (b)

         ----     on (date) pursuant to paragraph (b)

         ----     60 days after filing pursuant to paragraph (a)(1)
         ----     on (date) pursuant to paragraph (a)(1)

           X      75 days after filing pursuant to paragraph (a)(2)

         ----     on (date) pursuant to paragraph (a)(2) of Rule 485.


                            (Continued on next page)

If appropriate, check the following box:

         ____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant continues its election to register an indefinite number of its shares of Common Stock under Rule 24f-2 under the Investment Company Act of 1940, and filed its Rule 24f-2 Notice for the fiscal year ended March 31, 1997 on May 28, 1997.

                             CROSS REFERENCE SHEET
                           (AS REQUIRED BY RULE 495)


FORM N-1A ITEM                                                                                   PROSPECTUS CAPTION
--------------                                                                                   ------------------
Part A
   Item 1.   Cover Page.............................................................................Cover Page
   Item 2.   Synopsis......................................................Summary; Table of Fees and Expenses
   Item 3.   Condensed Financial Information...................................................... Performance
   Item 4.   General Description of Registrant.................................Cover Page; Summary; Investment
                                                                      Program; Management; General Information
   Item 5.   Management of the Fund...............................................Summary; Investment Program;
                                                                               Management; General Information
   Item 5A.  Management's Discussion of Fund Performance........................................Not applicable
   Item 6.   Capital Stock and Other Securities..............Summary; Management; Organization of the Company;
                                                                     Dividends, Distributions and Tax Matters;
                                                                                           General Information
   Item 7.   Purchase of Securities Being Offered..........................Management; How to Purchase Shares;
                                                                       Terms and Conditions of Purchase of the
                                                                            AIM Funds; Special Plans; Exchange
                                                                   Privilege; Determination of Net Asset Value
   Item 8.   Redemption or Repurchase......................................How To Redeem Shares; Special Plans
   Item 9.   Pending Legal Proceedings..........................................................Not Applicable

                                                                   STATEMENT OF ADDITIONAL INFORMATION CAPTION
                                                                   -------------------------------------------
Part B
   Item 10.  Cover Page.............................................................................Cover Page
   Item 11.  Table of Contents...............................................................Table of Contents
   Item 12.  General Information and History.................................Introduction; General Information
                                                                                             About the Company
   Item 13.  Investment Objectives and Policies.............Investment Program and Restrictions;Description of
                                                               Money Market Instruments; Ratings of Securities
   Item 14.  Management of the Fund.......................Management - Directors and officers, - Remuneration of Directors, - AIM Funds Retirement Plan for Eligible
                                                       Directors/Trustees, - Deferred  Compensation Agreements
   Item 15.  Control Persons and Principal
                      Holders of Securities........................Miscellaneous Information - Control Persons
                                                                           and Principal Holders of Securities
   Item 16.  Investment Advisory and Other Services.....................Investment Advisory and Other Services
   Item 17.  Brokerage Allocation and Other Practices...................................Portfolio Transactions
   Item 18.  Capital Stock and Other Securities..........................General Information About the Company
   Item 19.  Purchase, Redemption and Pricing
                      of Securities Being Offered.......................General Information About the Company;
                                                                            How to Purchase and Redeem Shares;
                                                                              Determination of Net Asset Value
   Item 20.  Tax Status................................................Dividend, Distributions and Tax Matters
   Item 21.  Underwriters...............................................Investment Advisory and Other Services
   Item 22.  Calculation of Performance Data...........................................Performance Information
   Item 23.  Financial Statements.........................................................Financial Statements


Part C

   Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

                                                            [APPLICATION INSIDE]

     INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                  Subject to Completion dated October 7, 1997

   [AIM LOGO APPEARS HERE]       THE AIM FAMILY OF FUNDS--Registered Trademark--

AIM TAX-EXEMPT FUNDS, INC.

AIM HIGH INCOME MUNICIPAL FUND


PROSPECTUS
DECEMBER    , 1997

        AIM HIGH INCOME MUNICIPAL FUND (the "Fund") is a diversified, series investment portfolio of AIM Tax-Exempt Funds, Inc. (the "Company"), an open-end, series, management investment company. The Fund seeks to achieve a high level of current income which is exempt from federal income taxes by investing in a diversified portfolio of municipal securities. THE FUND MAY INVEST UP TO 100% OF ITS NET ASSETS IN LOWER RATED DEBT SECURITIES, COMMONLY REFERRED TO AS "JUNK BONDS." JUNK BONDS ARE CONSIDERED TO BE SPECULATIVE WITH REGARD TO THE PAYMENT OF INTEREST AND RETURN OF PRINCIPAL. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THIS FUND. FOR A DISCUSSION OF CERTAIN RISK FACTORS ASSOCIATED WITH THE FUND, SEE "INVESTMENT PROGRAM -- RISK FACTORS REGARDING NON-INVESTMENT GRADE DEBT SECURITIES" AND "APPENDIX
        A -- DESCRIPTIONS OF RATING CATEGORIES."

        This Prospectus sets forth basic information that a prospective investor should know about the Fund before investing. It should be read and retained for future reference. A Statement of Additional Information,
        dated December   , 1997, has been filed with the United States
        Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. The Statement of Additional Information is available without charge upon written request to the Company at P.O. Box 4739, Houston, Texas 77210-4739 or by calling (800) 347-4246. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Company. Additional information about the Fund may also be obtained from http://www.aimfunds.com.

        THE FUND'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE FUND'S SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                              PAGE                                                     PAGE
                                              ----                                                     ----
SUMMARY....................................      2           Terms and Conditions of Purchase of
THE FUND...................................      4              the AIM Funds......................     A-2
  Table of Fees and Expenses...............      4           Special Plans.........................     A-9
  Performance..............................      5           Exchange Privilege....................    A-11
  Investment Program.......................      5           How to Redeem Shares..................    A-13
  Management...............................      9           Determination of Net Asset Value......    A-17
  Organization of the Company..............     11           Dividends, Distributions and Tax
INVESTOR'S GUIDE TO THE AIM                                     Matters............................    A-18
  FAMILY OF FUNDS--Registered Trademark--..    A-1           General Information...................    A-20
  Introduction to The AIM Family of                        APPENDIX A..............................    A-21
     Funds.................................    A-1         APPLICATION INSTRUCTIONS................     B-1
  How to Purchase Shares...................    A-1

                                    SUMMARY
--------------------------------------------------------------------------------

     THE FUND. AIM Tax-Exempt Funds, Inc. (the "Company") is a Maryland corporation organized as an open-end series management investment company. Currently, the Company has four separate series portfolios. This Prospectus relates to AIM HIGH INCOME MUNICIPAL FUND (the "Fund"). The Company also offers other classes of shares in three other investment portfolios, AIM TAX-EXEMPT CASH FUND, AIM TAX-FREE INTERMEDIATE FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT (collectively with AIM HIGH INCOME MUNICIPAL FUND, the "Funds"), each of which pursues unique investment objectives. Shares of the other Funds of the Company have different sales charges and expenses, which may affect performance. To obtain information about the other Funds of the Company call
(800) 347-4246.

     MANAGEMENT. A I M Advisors, Inc. ("AIM") serves as the Fund's investment advisor pursuant to a Master Investment Advisory Agreement (the "Advisory Agreement"). AIM, together with its subsidiaries, manages or advises 56 investment company portfolios. As of October 1, 1997, the total assets advised or managed by AIM or its subsidiaries were approximately $83.2 billion. Under the terms of the Advisory Agreement, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. As compensation for these services, AIM receives a fee based on the Fund's average daily net assets. Under a Master Administrative Services Agreement, AIM may be reimbursed by the Fund for its costs of performing, or arranging for the performance of, certain accounting and other administrative services for the Fund. Under a Transfer Agency and Service Agreement, A I M Fund Services, Inc. ("AFS"), AIM's wholly owned subsidiary and a registered transfer agent, receives a fee for its provision of transfer agency, dividend distribution and disbursement, and shareholder services to the Fund.

     MULTIPLE DISTRIBUTION SYSTEM. Investors may select Class A, Class B or Class C shares of the Fund which are offered by this Prospectus at an offering price that reflects differing sales charges and expense levels. See "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions."

          Class A Shares -- Shares are offered at net asset value plus any applicable initial sales charge.

          Class B Shares -- Shares are offered at net asset value, without an initial sales charge, and are subject to a maximum contingent deferred sales charge of 5% on certain redemptions made within six years from the date such shares were purchased. Class B shares automatically convert to Class A shares of the Fund eight years following the end of the calendar month in which a purchase was made. Class B shares are subject to higher expenses than Class A shares.

          Class C Shares -- Shares are offered at net asset value, without an initial sales charge, and are subject to a contingent deferred sales charge of 1% on certain redemptions made within one year from the date such shares were purchased.

     SUITABILITY FOR INVESTORS. The Multiple Distribution System permits an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the shares are expected to be held, whether dividends will be paid in cash or reinvested in additional shares of the Fund and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and any applicable contingent deferred sales charges on Class B shares prior to conversion or on Class C shares would be less than the initial sales charge and accumulated distribution fees on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return on Class A shares. To assist investors in making this determination, the table under the caption "Table of Fees and Expenses" sets forth examples of the charges applicable to each class of shares. Class A shares will normally be more beneficial than Class B or Class C shares to the investor who qualifies for reduced initial sales charges, as described below. Therefore, A I M Distributors, Inc. ("AIM Distributors") will reject any order for purchase of more than $250,000 for Class B shares.

     PURCHASING SHARES. Initial investments in any class of shares must be at least $500 and additional investments must be at least $50. The minimum initial investment is modified for investments through tax-qualified retirement plans and accounts initially established with an Automatic Investment Plan. The distributor of the Fund's shares is A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4729. See "How to Purchase Shares" and "Special Plans."

     EXCHANGE PRIVILEGE. The Fund is one of several mutual funds distributed by AIM Distributors (collectively, "The AIM Family of Funds"). Class A, Class B and Class C shares of the Fund may be exchanged for shares of other funds in The AIM Family of Funds in the manner and subject to the policies and charges set forth herein. See "Exchange Privilege."

     REDEEMING SHARES. Holders of Class A shares may redeem all or a portion of their shares at net asset value on any business day, generally without charge. A contingent deferred sales charge of 1% may apply to certain redemptions of Class A shares, where purchases of $1 million or more were made at net asset value. See "How to Redeem Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

     Holders of Class B shares may redeem all or a portion of their shares at net asset value on any business day, less a contingent deferred sales charge for redemptions made within six years from the date such shares were purchased. Class B shares redeemed after six years from the date such shares were purchased will not be subject to any contingent deferred sales charge. See "How to Redeem Shares -- Multiple Distribution System."

     Holders of Class C shares may redeem all or a portion of their shares at net asset value on any business day, less a 1% contingent deferred sales charge for redemptions made within one year from the date such shares were purchased. See "How to Redeem Shares -- Multiple Distribution System."

     DISTRIBUTIONS. The Fund will declare dividends from net investment income on a daily basis and will pay such dividends on a monthly basis. The Fund will also make distributions of realized capital gains, if any, on an annual basis. Dividends and distributions of the Fund may be reinvested at net asset value without payment of a sales charge in the Fund's shares or may be invested in shares of the other funds in The AIM Family of Funds. See "Dividends, Distributions and Tax Matters" and "Special Plans."

     RISK FACTORS. The Fund seeks to meet its investment objective by investing in non-investment grade debt securities, commonly known as "junk bonds." Investments in such securities, while generally providing greater income and opportunity for gain, may be subject to greater risks than higher rated securities. Such risks may include: greater market price volatility, limited liquidity under certain circumstances, greater sensitivity to adverse economic changes and individual issuer developments, and certain other risks. See "Investment Program -- Risk Factors Regarding Non-Investment Grade Debt Securities." Investors should carefully consider the relative risks and rewards of investing in the Fund prior to investing, and should not consider an investment in the Fund to represent a complete investment program.

     The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, La Familia AIM de Fondos and La Familia AIM de Fondos and Design are registered service marks and aimfunds.com and Invest With Discipline are service marks of A I M Management Group Inc.

                                    THE FUND
--------------------------------------------------------------------------------

TABLE OF FEES AND EXPENSES

     The following table is designed to help an investor in the Fund understand the various costs that an investor will bear, both directly and indirectly. The fees and expenses set forth in the table are based on the estimated average net assets of the respective classes of the Fund for the first period of operation. The rules of the SEC require that the maximum sales charge be reflected in the table, even though certain investors may qualify for reduced sales charges. See "How to Purchase Shares."

                                                               CLASS A      CLASS B      CLASS C
                                                               -------      -------      -------
Shareholder Transaction Expenses
  Maximum sales load imposed on purchase of shares (as a %
     of offering price).....................................    4.75%        None         None
  Maximum sales load on reinvested dividends and
     distributions..........................................    None         None         None
  Deferred sales load (as a % of lower of original purchase
     price or
     redemption proceeds)...................................    None*         5.0%         1.0%
  Redemption fee............................................    None         None         None
  Exchange fee..............................................    None         None         None
Annual Fund Operating Expenses (as a % of average net
  assets)
  Management fees...........................................    0.60%        0.60%        0.60%
  Rule 12b-1 distribution plan payments.....................    0.25%        1.00%        1.00%
  Other expenses............................................    0.15%        0.15%        0.15%
                                                                ----         ----         ----
          Total fund operating expenses.....................    1.00%        1.75%        1.75%
                                                                ====         ====         ====

------------

 * Purchases of $1 million or more are not subject to an initial sales charge. However, a contingent deferred sales charge of 1% applies to certain redemptions made within 18 months from the date such shares were purchased. See the Investor's Guide, under the caption "How to Redeem
     Shares -- Contingent Deferred Sales Charge Program for Large Purchases."

     EXAMPLES. You would pay the following expenses on a $1,000 investment in Class A shares of the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

         1 Year......................................................  $57
         3 Years.....................................................  $78

     The above examples assume payment of a sales charge at the time of purchase; actual expenses may vary for purchases of $1 million or more, which are made at net asset value and are subject to a contingent deferred sales charge for 18 months from the date such shares were purchased.

     You would pay the following expenses on a $1,000 investment in Class B shares of the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

         1 Year......................................................  $68
         3 Years.....................................................  $85

     You would pay the following expenses on the same $1,000 investment in Class B shares, assuming no redemption at the end of each time period:

         1 Year......................................................  $18
         3 Years.....................................................  $55

     You would pay the following expenses on a $1,000 investment in Class C shares of the Fund, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

         1 Year......................................................  $28
         3 Years.....................................................  $55

     You would pay the following expenses on the same $1,000 investment in Class C shares, assuming no redemption at the end of each time period:

         1 Year......................................................  $18
         3 Years.....................................................  $55

     As a result of 12b-1 distribution plan payments, a long-term shareholder of the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by rules of the National Association of Securities Dealers, Inc. Given the maximum front-end and contingent deferred sales charges and the Rule 12b-1 distribution plan payments applicable to Class A shares,

Class B shares and Class C shares of the Fund, it is estimated that it would require a substantial number of years to exceed the maximum permissible front-end sales charges.

     The above examples should not be considered representative of the Fund's actual or future expenses, which may be greater or less than those shown. In addition, while the examples assume a 5% annual return, the Fund's actual performance will vary and may result in an actual return that is greater or less than 5%. The examples assume reinvestment of all dividends and distributions and that the percentage amounts for total fund operating expenses remain the same for each year.

--------------------------------------------------------------------------------

PERFORMANCE

     The Fund's performance may be quoted in advertising in terms of yield or total return. Both types of performance are based on historical results and are not intended to indicate future performance. All advertisements for the Fund will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of the Fund's shares. If any advertised performance data does not reflect the maximum sales charge, such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. See the Statement of Additional Information for further details concerning performance comparisons used in advertisements by the Fund. Further information regarding the Fund's performance will be contained in the Fund's annual report to shareholders, which will be available upon request and without charge.

     The Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of the maximum front-end sales charge at the time of purchase. Standardized total return for Class B shares reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period. Standardized total return for Class C shares reflects the deduction of a 1% contingent deferred sales charge, if applicable, on a redemption of shares held for one year.

     The Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. BECAUSE AVERAGE ANNUAL RETURNS TEND TO EVEN OUT VARIATIONS IN THE FUND'S RETURN, INVESTORS SHOULD RECOGNIZE THAT SUCH RETURNS ARE NOT THE SAME AS ACTUAL YEAR-BY-YEAR RESULTS. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

     Yield is computed in accordance with standardized formulas described in the Statement of Additional Information and can be expected to fluctuate from time to time and is not necessarily indicative of future results. Accordingly, yield information may not provide a basis for comparison with investments which pay a fixed rate of interest for a stated period of time. Yield reflects investment income net of expenses over the relevant period attributable to a Fund share, expressed as an annualized percentage of the maximum offering price per share for Class A shares, and net asset value for Class B and Class C shares.

     Yield is a function of the type and quality of the Fund's investments, the maturity of the securities held in the Fund's portfolio and the operating expense ratio of the Fund. A shareholder's investment in the Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in the Fund. A tax-equivalent yield is calculated in the same manner as the standard yield with an adjustment for a stated, assumed tax rate. The Fund may also demonstrate the effect of such tax-equivalent adjustments generally by comparing various yield levels with their corresponding tax-equivalent yields, given a stated tax rate.

     From time to time and in its discretion, AIM or its affiliates may waive all or a portion of advisory or distribution fees and/or assume certain expenses of the Fund. Such practices will have the effect of increasing the Fund's yield and total return.

--------------------------------------------------------------------------------

INVESTMENT PROGRAM

     The Fund's objective is to achieve a high level of current income which is exempt from federal income taxes. There can be no assurance that the Fund will achieve its objective. The Fund will pursue its objective by investing, under normal market conditions, at least 80% of its net assets in a diversified portfolio of municipal securities which are rated BBB/Baa or lower by Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's") or another nationally recognized statistical rating organization ("NRSRO")(or which are unrated but determined by AIM to be of comparable quality to such securities), and which are exempt from federal income taxes (including the alternative minimum tax). "Municipal securities" include debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, issued for a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

     Also included in "municipal securities" are municipal lease obligations, which may take the form of a lease, an installment purchase or a conditional sales contract. Municipal lease obligations are issued by state and local governments and authorities to acquire land, equipment and facilities such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. The Fund may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State laws set forth requirements that states or municipalities must meet in order to issue municipal obligations, and such obligations may contain a covenant by the issuer to budget for, appropriate, and make payments due under the obligation. However, certain municipal lease obligations may contain "non-appropriation" clauses which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of such assets in the event of non-appropriation or other default. The Company's Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity and valuation of municipal lease obligations, as well as the credit quality and cancellation risk of unrated municipal lease obligations.

     Debt securities which are rated BB/Ba or lower by S&P or Moody's or another NRSRO (and unrated securities which AIM determines to be of comparable quality) are considered to have speculative characteristics and may involve risks which are not presented by investments in higher-rated debt securities. See "Risk Factors Regarding Non-Investment Grade Debt Securities" below for further information regarding such investments.

     DIVERSIFICATION AND CONCENTRATION. As a fundamental policy which may not be changed without shareholder approval, the Fund will not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any single issuer. The Fund considers investments in municipal securities not to be subject to concentration policies and may invest a relatively high percentage of its total assets in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects such as hospitals, utilities systems and housing finance agencies. This may make the Fund's investments more susceptible to similar economic, political or regulatory influences. The Fund may invest more than 25% of its total assets in municipal securities with similar characteristics, such as industrial development revenue bonds, including pollution control revenue bonds, housing finance agency bonds or hospital bonds. The Fund may not, however, invest more than 25% of its total assets in industrial development revenue bonds, including pollution control revenue bonds, issued for companies in the same industry. Sizeable investments in such securities could involve an increased risk to the Fund if any of such issuers or any such related projects or facilities experience financial difficulties.

     The Fund may, but does not currently intend to, invest more than 25% of its total assets in securities whose issuers are located in the same state. The Fund may invest its assets without regard to the maturity of the various securities it purchases, and will not seek to maintain any particular average portfolio maturity.

     TEMPORARY DEFENSIVE INVESTMENTS. As a temporary defensive measure, or for cash management purposes, the Fund may invest all or a portion of its assets from time to time in cash, bankers' acceptances, certificates of deposit, repurchase agreements, master notes, time deposits, commercial paper and taxable and tax-exempt municipal securities. The Fund may also invest for temporary defensive purposes all or a portion of its assets in securities issued by the United States government, its agencies or instrumentalities, and investment-grade taxable and tax-exempt municipal securities. Interest income from certain of the foregoing types of investments may be taxable to shareholders as ordinary income.

     TAXABLE INVESTMENTS. Under normal market conditions, the Fund may invest up to 20% of its total assets in taxable securities (including municipal securities the interest from which constitutes a preference item for federal alternative minimum tax purposes). Such taxable securities may include securities issued by the United States government, its agencies or instrumentalities, bank and corporate obligations and short-term fixed income securities.

     DEFAULTED SECURITIES. The Fund may invest up to 10% of its total assets in defaulted securities. In order to enforce its rights in defaulted securities the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on the defaulted securities. This could increase the Fund's operating expenses and adversely affect its net asset value. Any income derived from the ownership or operation of such assets would not be tax-exempt. The ability of a holder of a defaulted tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers.

     ILLIQUID SECURITIES, BORROWING AND OTHER INVESTMENT COMPANIES. The Fund will not invest more than 15% of its net assets in securities which are illiquid. Illiquid securities include those which have no readily available market price quotations and which cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them, as well as restricted securities and repurchase obligations maturing in more than seven days. Certain municipal lease obligations and certain unregistered securities under the Securities Act of 1933 may be determined to be liquid under guidelines adopted by the Board of Directors, and would therefore not be subject to this 15% limitation. The Fund may borrow from banks, provided that such borrowing does not exceed 33 1/3% of the value of its total assets. The Fund will not invest in additional securities while borrowings in excess of 5% of its total assets are outstanding. The foregoing 33 1/3% and 5% borrowing limitations are fundamental policies which may not be changed without shareholder approval. The Fund may invest in other investment companies to the extent permitted by the Investment Company Act of 1940, and the rules and regulations thereunder, and (if applicable) exemptive orders granted by the SEC.

     WHEN ISSUED OR DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a "when-issued" basis, which means that delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within 45 days after the date of the transaction). The Fund may also purchase and sell securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the delayed delivery securities are fixed at the time the buyer enters into the delayed delivery commitment. The Fund will only enter into commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities; however, the Fund may sell such securities before the settlement date if AIM deems such action to be advisable.

     If the Fund purchases a when-issued security, its custodian bank will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such securities declines below the value of the commitment, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. To the extent cash and securities are segregated, they will not be available for new investments or to meet redemptions of Fund shares. Securities purchased on a delayed delivery basis may require a similar segregation of liquid assets. For a more complete description of when-issued and delayed delivery securities see the Statement of Additional Information.

     STANDBY COMMITMENTS. The Fund may acquire standby commitments from banks or other municipal securities dealers with respect to securities in its portfolio or that are being purchased by the Fund. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments depend upon the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used for this purpose, AIM reviews the creditworthiness of the banks and other municipal securities dealers from which the Fund obtains standby commitments in order to evaluate those risks.

     INDEXED SECURITIES. The Fund may invest in indexed securities the value of which is linked to interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the indexed security.

     INVERSE FLOATING RATE OBLIGATIONS. The Fund may invest in inverse floating rate obligations or residual interest bonds, or other obligations or certificates related to such securities which have similar features. These types of obligations generally have floating or variable interest rates that move in the opposite direction of short-term interest rates, and generally increase or decrease in value in response to changes in short-term interest rates at a rate which is a multiple (typically two) of the rate at which long-term fixed-rate tax-exempt securities increase or decrease in response to such changes. As a result, such obligations have the effect of providing investment leverage and may be more volatile than long-term fixed-rate tax-exempt securities.

     ZERO-COUPON AND PAY-IN-KIND SECURITIES. The Fund may, but does not currently intend to, invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986 and to avoid certain excise taxes, the Fund may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

     OPTIONS ON SECURITIES AND WARRANTS. The Fund may write (sell) "covered" put and call options on fixed income securities. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Put options written by the Fund give the holder the right to sell the underlying securities to the Fund at a fixed price up to a stated expiration date or, in the case of certain options, on such date. Call options are "covered" by the Fund when it owns the underlying securities, and put options are "covered" by the Fund when it has segregated liquid assets which can be sold promptly to satisfy any obligation of the Fund to purchase the underlying securities. The Fund may also write straddles (combinations of puts and calls on the same underlying security).

     The Fund may purchase detachable call options on municipal securities, which are options issued by an issuer of the underlying municipal securities that give the holder the right to purchase the securities at a fixed price, either up to a stated time in the future, or in some cases, on a particular future date. The Fund may purchase warrants on fixed income securities. A warrant on a fixed income security is a long-dated call option giving to the holder the right, but not the obligation, to purchase a fixed income security of a specific description (from the issuer) on a certain date or dates at a fixed exercise price.

     INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may purchase and sell futures contracts on fixed income securities or indices of such securities, or purchase and sell options thereon, in order to hedge the value of its portfolio against changes in market conditions. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Generally, the Fund may elect to close a position in a futures contract by taking an opposite position which will operate to terminate the Fund's position in the original futures contract. There are risks associated with investments in futures contracts and options on such contracts. During certain market conditions, purchases and sales of futures contracts may not completely offset a decline or rise in the value of the Fund's portfolio, and it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position, due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of the Fund's portfolio may differ substantially from the changes anticipated by the Fund when hedged positions were established, and unanticipated price movements in a futures contract may result in a loss substantially greater than the Fund's initial investment in the contract. Successful use of futures contracts and related options depends upon AIM's ability to predict correctly movements in the direction of the applicable markets. No assurance can be given that AIM's judgment in this respect will be correct.

     The Fund may not purchase or sell futures contracts, or purchase or sell related options, if immediately thereafter the sum of the amount of margin deposits and premiums on open positions with respect to futures contracts and related options would exceed 5% of the market value of the Fund's total assets. See the Statement of Additional Information for a description of the Fund's investments in futures contracts and options on futures contracts, including certain additional risks.

     RISK FACTORS REGARDING NON-INVESTMENT GRADE DEBT SECURITIES. The Fund intends to invest a significant portion of its assets in non-investment grade debt securities, commonly known as "junk bonds." Such securities have ratings from S&P and/or Moody's or another NRSRO which are BB/Ba or lower (or are unrated but determined by AIM to be of comparable quality based on the rating categories in Appendix A). Although these securities generally offer higher yields than investment grade securities with similar maturities, non-investment grade securities involve greater risks, including the possibility of default or bankruptcy. In general, they are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and principal. Other potential risks associated with investing in non-investment grade securities include:

     - greater market price volatility resulting from changes in or uncertainty about economic conditions, and changes in the actual or perceived ability of the issuer to meet its obligations;

     - greater sensitivity of highly leveraged issuers to adverse economic changes and individual issuer developments; and

     - liquidity may be affected by adverse publicity and changing investor perceptions about these securities in general and/or a particular issuer's credit quality.

     As with any other asset held by the Fund, any reduction in market value of such securities as a result of the above factors would be reflected in the Fund's net asset value. In addition, because the Fund invests in non-investment grade securities it may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal and interest on its holdings. Due to such risks, successful investments in non-investment grade securities will be more dependent on AIM's credit analysis than generally would be the case for investments in securities which are investment grade.

     It is uncertain how the market for non-investment grade securities will perform during a prolonged period of rising interest rates. A prolonged economic downturn or a prolonged period of rising interest rates could adversely affect the market for these securities, increase their volatility, and reduce their value and liquidity. Moreover, lower quality securities tend to be less liquid than higher rated securities because the market for them is not as broad or active. If market quotations are not available, these securities will be valued in accordance with procedures established by the Company's Board of Directors. Judgment may therefore play a greater role in valuing non-investment grade securities.

     In the event the Fund experiences an unexpected level of net redemptions, it could be forced to sell its non-investment grade securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return.

     PORTFOLIO TURNOVER. Ordinarily, the Fund does not purchase securities with the intention of engaging in short-term trading. However, any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent in light of the Fund's investment objective, regardless of the holding period of that security. A higher rate of portfolio turnover may result in higher transaction costs. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to the Fund, the portion of the Fund's distributions constituting taxable capital gain may increase. It is expected that total portfolio turnover in any year will be less than 100%. See "Dividends, Distributions and Tax Matters."

     INVESTMENT POLICIES AND RESTRICTIONS. Unless otherwise noted, the investment policies and standards stated above are not fundamental policies of the Fund and may be changed by the Board of Directors without shareholder approval. Shareholders will be notified before any material change in the foregoing investment policies becomes effective. The Fund's investment program is also subject to a number of investment restrictions which reflect self-imposed standards as well as federal regulatory limitations. These restrictions are described in the Statement of Additional Information.

--------------------------------------------------------------------------------

MANAGEMENT

     The overall management of the business and affairs of the Fund is vested in the Company's Board of Directors. The Board of Directors approves all significant agreements between the Company, on behalf of the Fund, and persons or companies furnishing services to the Fund, including the investment advisory agreement and administrative services agreement with AIM, the agreement with AIM Distributors regarding distribution of the Fund's shares, the agreement with The Bank of New York as the custodian and the agreement with AFS as transfer agent. The day-to-day operations of the Fund are delegated to the officers of the Company and to AIM, subject always to the objective and policies of the Fund and to the general supervision of the Board of Directors. Certain directors and officers of the Company are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. AIM Management is a holding company engaged in the financial services business and is an indirect wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail mutual fund businesses in the United States, Europe and the Pacific Region. Information concerning the Board of Directors may be found in the Statement of Additional Information.

     INVESTMENT ADVISOR. A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, serves as the investment advisor to the Fund pursuant to a Master Investment Advisory Agreement, dated as of February 28, 1997 (the "Advisory Agreement"). AIM was organized in 1976 and, together with its subsidiaries, manages or advises 56 investment company portfolios. As of October 1, 1997, the total assets of such investment company portfolios were approximately $83.2 billion.

     Under the terms of the Advisory Agreement, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. AIM obtains and evaluates economic, statistical and financial information to formulate and implement the investment program for the Fund. The Advisory Agreement also provides that, upon the request of the Board of Directors, AIM may perform or arrange for certain accounting and other administrative services for the Fund which are not required to be performed by AIM under the Advisory Agreement. The Board of Directors has made such a request. As a result, AIM and the Company have entered into a Master Administrative Services Agreement, dated as of February 28, 1997 (the "Administrative Services Agreement"), pursuant to which AIM is entitled to receive from the Fund reimbursement of its costs or such reasonable compensation as may be approved by the Board of Directors. Currently, AIM is reimbursed for the services of the Fund's principal financial officer and his staff, and any expenses related to fund accounting services. In addition, A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, a wholly owned subsidiary of AIM and a registered transfer agent, receives a fee pursuant to a Transfer Agency and Service Agreement for its provision of transfer agency, dividend distribution and disbursement, and shareholder services to the Fund.

     In accordance with policies established by the Board of Directors, AIM may take into account sales of shares of the Fund and other funds advised by AIM in selecting broker-dealers to effect portfolio transactions on behalf of the Fund. See the Statement of Additional Information under the caption "Portfolio Transactions" for further information.

     PORTFOLIO MANAGEMENT. AIM uses a team approach and disciplined investment strategy in providing investment advisory services to all its accounts, including the Fund. AIM's investment staff consists of approximately 126 individuals. While individual members of AIM's investment staff are assigned primary responsibility for the day-to-day management of each of AIM's accounts, all accounts are reviewed on a regular basis by AIM's Investment Policy Committee to ensure that they are being invested in accordance with the accounts' and AIM's investment policies. The individuals on the investment team primarily responsible for the day-to-day management of the Fund are Franklin
Ruben, Richard A. Berry and Sharon A. Copper. Mr. Ruben is             of A I M
Capital Management, Inc. ("AIM Capital"), and has been responsible for the Fund since its inception in 1997. Mr. Ruben has been associated with AIM and/or its subsidiaries since 1997, and has a total of 12 years of experience as an investment professional. Prior to joining AIM, he was Associate Portfolio Manager with Van Kampen American Capital Asset Management, Inc. Mr. Berry is Vice President of AIM Capital, and has been responsible for the Fund since its inception in 1997. Mr. Berry has been associated with AIM and/or its subsidiaries since 1987, and has a total of 29 years of experience as an investment professional. Ms. Copper is Vice President of AIM Capital and has been responsible for the Fund since its inception in 1997. Ms. Copper has been associated with AIM and/or its subsidiaries since 1992 and has a total of 12 years of experience as an investment professional.

     FEES AND EXPENSES. Pursuant to the Advisory Agreement, AIM is entitled to receive a fee from the Fund calculated at the annual rates of 0.60% of the first $500 million of net assets, plus 0.55% of the next $500 million of net assets, plus 0.50% of the next $500 million of net assets, plus 0.45% of net assets over $1.5 billion. AIM is also entitled to be reimbursed for administrative costs incurred on behalf of the Fund.

     FEE WAIVERS. In order to increase the yield to investors, AIM or its affiliates may from time to time voluntarily waive or reduce advisory or distribution fees, while retaining the ability to be reimbursed for such fees prior to the end of each fiscal year. Fee waivers or reductions, other than those which may be set forth in the Advisory Agreement, may be rescinded at any time without notice to investors; provided, however, that the Board of Directors of the Company will be notified of the discontinuance of each fee waiver or reduction.

     DISTRIBUTOR. The Company has entered into master distribution agreements relating to the Fund (the "Distribution Agreements") with A I M Distributors, Inc. ("AIM Distributors"), a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the distributor of Class A, Class B and Class C shares of the Fund. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain directors and officers of the Company are affiliated with AIM Distributors.

     The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Fund directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, AIM Distributors sells Class B shares at net asset value subject to a contingent deferred sales charge established by AIM Distributors. AIM Distributors is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares provides that AIM Distributors (or its assignee or transfer) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of the Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of AIM Distributors. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset based sales charges in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B shares master distribution plan (as defined in the plan) would terminate all payments to AIM Distributors. Termination of the Class B shares distribution plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

     DISTRIBUTION PLANS. Class A and C Plan. The Company has adopted a Master Distribution Plan applicable to Class A and Class C shares of the Fund (the "Class A and C Plan") pursuant to Rule 12b-1 under the 1940 Act, to compensate AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A and Class C shares of the Fund.

     Under the Class A and C Plan, the Company may compensate AIM Distributors an aggregate amount of 0.25% of the average daily net assets of Class A shares of the Fund on an annualized basis and an aggregate amount of 1.00% of the average daily net assets of Class C shares of the Fund on an annualized basis.

     The Class A and C Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Fund. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to Class A and Class C shares of the Fund and who provide continuing personal shareholder services to their customers who own Class A and Class C shares of the Fund. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Plan.

     Of the aggregate amount payable under the Class A and C Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average daily net assets of the Fund attributable to the customers of such dealers or financial institutions are characterized as a service fee, and payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset based sales charge pursuant to the Class A and C Plan. The Class A and C Plan also imposes a cap on the total amount of sales charges, including asset based sales charges, that may be paid by the Company with respect to the Fund. The Class A and C Plan does not obligate the Fund to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Class A and C Plan on behalf of the Fund. Thus, under the Class A and C Plan, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

     Class B Plan. The Company has also adopted a Master Distribution Plan applicable to Class B shares of the Fund (the "Class B Plan"). Under the Class B Plan, the Fund pays distribution expenses at an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of such amount, the Fund pays a service fee of 0.25% of the average daily net assets attributable to the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee would constitute an asset based sales charge. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares.

     Both Plans. Activities that may be financed under the Class A and C Plan and the Class B Plan (collectively, the "Plans") include, but are not limited to: printing of prospectuses and statements of additional information and reports for other than existing shareholders, overhead, preparation and distribution of advertising material and sales literature, supplemental payments to dealers and other institutions such as asset based sales charges or as payments of service fees under shareholder service arrangements, and the cost of administering the Plans. These amounts payable by the Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of the Fund. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Company will not be obligated to pay more than that fee, and if AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plans are subject to any applicable limitations imposed by the rules of the National Association of Securities Dealers, Inc.

     Each of the Plans may be terminated at any time by a vote of the majority of those directors who are not "interested persons" of the Company or by a vote of the holders of the majority of the outstanding shares of the applicable class.

     Under the Plans, AIM Distributors may in its discretion from time to time agree to waive voluntarily all or any portion of its fee that has not been assigned or transferred, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year.

     Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Fund on an agency basis, may receive payments from the Fund pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Fund, in making such payments. The Fund will obtain a representation from such financial institutions that they will either be licensed as dealers as required under applicable state law, or that they will not engage in activities which would constitute acting as a "dealer" as defined under applicable state law. Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another.

     For additional information concerning the operation of the Plans, see the Statement of Additional Information.

--------------------------------------------------------------------------------

ORGANIZATION OF THE COMPANY

     The Company was incorporated in Maryland on May 4, 1993. Shares of common stock of the Company are currently divided into four portfolios, AIM TAX-EXEMPT CASH FUND, AIM TAX-FREE INTERMEDIATE FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT (each of which currently offers only Class A shares) and AIM HIGH INCOME MUNICIPAL FUND (which currently offers Class A, Class B and Class C shares).

     Class A shares, Class B shares and Class C shares of the Fund represent interests in the Fund's assets and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares bears differing class-specific expenses, is subject to differing sales loads, conversion features and exchange privileges, and has exclusive voting rights on matters pertaining to that class' distribution plan (although holders of Class A and Class C shares and holders of Class B shares of the Fund must approve any material increase in fees payable with respect to the Fund under the Class A and C Plan).

     Except as specifically noted above, shareholders of the Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the Class A shares, Class B shares and Class C shares of the Fund. However, on matters affecting one portfolio of the Company or one class of shares, a separate vote of shareholders of that portfolio or class is required. Shareholders of a portfolio or class are not entitled to vote on any matter which does not affect that portfolio or class but which requires a separate vote of another portfolio or class. An example of a matter which would be voted on separately by shareholders of a portfolio is the approval of an advisory agreement, and an example of a matter which would be voted on separately by shareholders of each class of shares is approval of a distribution plan. When issued, shares of the Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are fully transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect directors, holders of more than 50% of the shares voting for the election of directors can elect all of the directors of the Company, and the holders of less than 50% of the shares voting for the election of directors will not be able to elect any directors.

     Under Maryland law and the Company's By-laws, the Company need not hold an annual meeting of shareholders unless a meeting is otherwise required under the 1940 Act to elect directors. Shareholders may remove directors from office, and a meeting of shareholders may be called at the request of the holders of 10% or more of the Company's outstanding shares.

     As of October   , 1997, AIM owned more than 25% of the issued and
outstanding Class A shares, Class B shares and Class C shares of the Fund, and therefore could be deemed to "control" the Fund as that term is defined in the 1940 Act. It is anticipated that upon commencement of the public offering of the Fund's shares, AIM will cease to control the Fund for purposes of the 1940 Act.

 THE TOLL-FREE NUMBER FOR ACCESS TO ROUTINE ACCOUNT INFORMATION AND SHAREHOLDER
                                 ASSISTANCE IS
             (800) 959-4246 (7:30 A.M. TO 6:00 P.M. CENTRAL TIME).
                                INVESTOR'S GUIDE
                          TO THE AIM FAMILY OF FUNDS--Registered Trademark--
--------------------------------------------------------------------------------

INTRODUCTION TO THE AIM FAMILY OF FUNDS

  THE AIM FAMILY OF FUNDS consists of the following mutual funds:

            AIM ADVISOR CASH MANAGEMENT FUND(1),(2)       AIM GLOBAL UTILITIES FUND
            AIM ADVISOR FLEX FUND                         AIM GROWTH FUND
            AIM ADVISOR INCOME FUND(2)                    AIM HIGH INCOME MUNICIPAL FUND
            AIM ADVISOR INTERNATIONAL VALUE FUND          AIM HIGH YIELD FUND
            AIM ADVISOR LARGE CAP VALUE FUND              AIM INCOME FUND
            AIM ADVISOR MULTIFLEX FUND                    AIM INTERMEDIATE GOVERNMENT FUND
            AIM ADVISOR REAL ESTATE FUND                  AIM INTERNATIONAL EQUITY FUND
            AIM AGGRESSIVE GROWTH FUND                    AIM LIMITED MATURITY TREASURY SHARES
            AIM BALANCED FUND                             AIM MONEY MARKET FUND(1)
            AIM BLUE CHIP FUND                            AIM MUNICIPAL BOND FUND
            AIM CAPITAL DEVELOPMENT FUND                  AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
            AIM CHARTER FUND                              AIM TAX-EXEMPT CASH FUND(1)
            AIM CONSTELLATION FUND                        AIM TAX-FREE INTERMEDIATE FUND
            AIM GLOBAL AGGRESSIVE GROWTH FUND             AIM VALUE FUND
            AIM GLOBAL GROWTH FUND                        AIM WEINGARTEN FUND
            AIM GLOBAL INCOME FUND

(1) Class A shares of AIM TAX-EXEMPT CASH FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND, and Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, are offered to investors at net asset value, without payment of a sales charge, as described below. Other funds, including the Class A, Class B and Class C shares of AIM MONEY MARKET FUND, are sold with an initial sales charge or subject to a contingent deferred sales charge upon redemption, as described below.

(2) Fund closed to new investments on August 4, 1997.

  IT IS IMPORTANT FOR SHAREHOLDERS CONSIDERING AN EXCHANGE TO CAREFULLY REVIEW THE PROSPECTUS OF THE FUND WHOSE SHARES WILL BE ACQUIRED IN AN EXCHANGE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SHARES OF ANY FUND OTHER THAN THE FUND(S) NAMED ON THE COVER PAGE OF THIS PROSPECTUS.
--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

  HOW TO OPEN AN ACCOUNT. In order to purchase shares of any of The AIM Family of Funds ("AIM Funds"), an investor must submit a fully completed new Account Application form directly to A I M Fund Services, Inc. ("AFS" or the "Transfer Agent") or through any dealer authorized by A I M Distributors, Inc. ("AIM Distributors") to sell shares of the AIM Funds.

  Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed IRS Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will be subject to backup withholding. See the Account Application for applicable Internal Revenue Service penalties. The minimum initial investment is $500, except for accounts initially established through an Automatic Investment Plan, which requires a special authorization form (see "Special Plans") and for certain retirement accounts. The minimum initial investment for accounts established with an Automatic Investment Plan is $50. The minimum initial investment for an Individual Retirement Arrangement ("IRA") is $250. There are no minimum initial investment requirements applicable to money-purchase/profit-sharing plans, 401(k) plans, IRA/Simplified Employee Pension ("SEP") accounts, 403(b) plans or 457 (state deferred compensation) plans (except that the minimum initial investment for salary deferrals for such plans is $25), or for investment of dividends and distributions of any of the AIM Funds into any existing AIM Funds account. A Salary Reduction SEP ("SARSEP") may not be established after December 31, 1996; however existing SARSEP accounts can remain in effect.

                                                                       MCF 10/97

  AFS' mailing address is:
                              A I M Fund Services, Inc.
                              P.O. Box 4739
                              Houston, TX 77210-4739

  For additional information or assistance, investors should call the Client Services Department of AFS at:

                               (800) 959-4246

  Shares of any AIM Funds not named on the cover of this Prospectus are offered pursuant to separate prospectuses. Copies of other prospectuses may be obtained by calling (800) 347-4246.

  HOW TO PURCHASE ADDITIONAL SHARES. The minimum investment for subsequent purchases is $50. The minimum employee salary deferral investment for participants in money-purchase/profit sharing plans, 401(k), IRA/SEP, 403(b) or 457 plans is $25. There are no such minimum investment requirements for investment of dividends and distributions of any of the AIM Funds into any other existing AIM Funds account.

  Additional shares may be purchased directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. Direct investments may be made by mail or by wiring payment to AFS as follows:

  SUBSEQUENT PURCHASES BY MAIL: Investors must indicate their account number and the name of the Fund being purchased. The remittance slip from a confirmation statement should be used for this purpose, and sent to AFS.

  PURCHASES BY WIRE: To insure prompt credit to his account, an investor or his dealer should call AFS' Client Services Department at (800) 959-4246 prior to sending a wire to receive a reference number for the wire. The following wire instructions should be used:

                   Beneficiary Bank ABA/Routing #:   113000609
                   Beneficiary Account Number:       00100366807
                   Beneficiary Account Name:         A I M Fund Services, Inc.
                   RFB:                              Fund name, Reference Number (16 character limit)
                   OBI:                              Shareholder Name, Shareholder Account Number
                                                     (70 character limit)

--------------------------------------------------------------------------------

TERMS AND CONDITIONS OF PURCHASE OF THE AIM FUNDS

  Shares of the AIM Funds, including Class A shares (the "Class A shares") of AIM ADVISOR CASH MANAGEMENT FUND, AIM ADVISOR FLEX FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM ADVISOR REAL ESTATE FUND, AIM AGGRESSIVE GROWTH FUND, AIM BALANCED FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM VALUE FUND and AIM WEINGARTEN FUND, collectively (other than AIM AGGRESSIVE GROWTH FUND), the "Multiple Class Funds," may be purchased at their respective net asset value plus a sales charge as indicated below, except that Class A shares of AIM TAX-EXEMPT CASH FUND, Class A shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without a sales charge and Class B shares (the "Class B shares") and Class C shares ("Class C shares") of the Multiple Class Funds (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) are sold at net asset value subject to a contingent deferred sales charge payable upon certain redemptions. These contingent deferred sales charges are described under the caption "How to Redeem Shares -- Multiple Distribution System." Securities dealers and other persons entitled to receive compensation for selling or servicing shares of a Multiple Class Fund may receive different compensation for selling or servicing one particular class of shares over another class in the same Multiple Class Fund. Factors an investor should consider prior to purchasing Class A, Class B or Class C shares (or, if applicable, AIM Cash Reserve Shares) of a Multiple Class Fund are described below under "Special Information Relating to Multiple Class Funds." For information on purchasing any of the AIM Funds and to receive a prospectus, please call (800) 347-4246. As described below, the sales charge otherwise applicable to a purchase of shares of a fund may be reduced if certain conditions are met. In order to take advantage of a reduced sales charge, the prospective investor or his dealer must advise AIM Distributors that the conditions for obtaining a reduced sales charge have been met. Net asset value is determined in the manner described under the caption "Determination of Net Asset Value." The following tables show the sales charge and dealer concession at various investment levels for the AIM Funds.

                                                                       MCF 10/97

SALES CHARGES AND DEALER CONCESSIONS

  GROUP I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM ADVISOR FLEX FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, AIM AGGRESSIVE GROWTH FUND, AIM BLUE CHIP FUND, AIM CAPITAL DEVELOPMENT FUND, AIM CHARTER FUND, AIM CONSTELLATION FUND, AIM GLOBAL UTILITIES FUND, AIM GROWTH FUND, AIM INTERNATIONAL EQUITY FUND, AIM MONEY MARKET FUND, AIM VALUE FUND and AIM WEINGARTEN FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $   25,000                   5.50%        5.82%        4.75%
 $ 25,000 but less than $   50,000                   5.25         5.54         4.50
 $ 50,000 but less than $  100,000                   4.75         4.99         4.00
 $100,000 but less than $  250,000                   3.75         3.90         3.00
 $250,000 but less than $  500,000                   3.00         3.09         2.50
 $500,000 but less than $1,000,000                   2.00         2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."

  GROUP II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM ADVISOR INCOME FUND, AIM ADVISOR REAL ESTATE FUND, AIM BALANCED FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND and AIM MUNICIPAL BOND FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
              Less than $   50,000                   4.75%        4.99%        4.00%
 $ 50,000 but less than $  100,000                   4.00         4.17         3.25
 $100,000 but less than $  250,000                   3.75         3.90         3.00
 $250,000 but less than $  500,000                   2.50         2.56         2.00
 $500,000 but less than $1,000,000                   2.00         2.04         1.60

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/ or advance a service fee on such transactions. See "All Groups of AIM Funds." PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED, AS DESCRIBED UNDER THE CAPTION "HOW TO REDEEM SHARES -- CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES."

                                                                       MCF 10/97

  GROUP III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are AIM LIMITED MATURITY TREASURY SHARES and the Class A shares of AIM TAX-FREE INTERMEDIATE FUND.

                                                                                DEALER
                                                                              CONCESSION
                                                  INVESTOR'S SALES CHARGE     ----------
                                                 --------------------------      AS A
                                                     AS A           AS A      PERCENTAGE
                                                  PERCENTAGE     PERCENTAGE     OF THE
                                                 OF THE PUBLIC   OF THE NET     PUBLIC
     AMOUNT OF INVESTMENT IN                       OFFERING        AMOUNT      OFFERING
        SINGLE TRANSACTION                           PRICE        INVESTED      PRICE
     -----------------------                     -------------   ----------   ----------
             Less than $ 100,000                          1.00%        1.01%        0.75%
 $100,000 but less than $ 250,000                         0.75         0.76         0.50
 $250,000 but less than $1,000,000                        0.50         0.50         0.40

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions.

  ALL GROUPS OF AIM FUNDS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

  In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

  AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than AIM LIMITED MATURITY TREASURY SHARES and Class A shares of AIM TAX-FREE INTERMEDIATE FUND as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. See "Contingent Deferred Sales Charge Program for Large Purchases." AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of shares of AIM LIMITED MATURITY TREASURY SHARES, and in an amount up to 0.25% of such purchases of Class A shares of AIM TAX-FREE INTERMEDIATE FUND.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price (0.60% of the purchase price of the AIM ADVISOR INCOME FUND) of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price (0.35% of the purchase price of the AIM ADVISOR INCOME FUND) of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) (0.35% for AIM ADVISOR INCOME FUND) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

                                                                       MCF 10/97

  TIMING OF PURCHASE ORDERS. Orders for the purchase of shares of an AIM Fund (other than AIM MONEY MARKET FUND, as described below) received prior to the close of the New York Stock Exchange ("NYSE"), which is generally 4:00 p.m. Eastern Time (and which is hereinafter referred to as "NYSE Close") on any business day of an AIM Fund will be confirmed at the price next determined. Orders received after NYSE Close will be confirmed at the price determined on the next business day of the AIM Fund. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. Please see "How to Purchase Shares -- Purchases by Wire" for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to an investor's account. A "business day" of an AIM Fund is any day on which the NYSE is open for business. It is expected that the NYSE will be closed during the next twelve months on Saturdays and Sundays and on the days on which New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day are observed by the NYSE.

  An investor who uses a check to purchase shares will be credited with the full number of shares purchased at the time of receipt of the purchase order, as previously described. However, in the event of a redemption or exchange of such shares, the investor may be required to wait up to ten business days before the redemption proceeds are sent. This delay is necessary in order to ensure that the check has cleared. If the check does not clear, or if any investment order must be cancelled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

  SPECIAL INFORMATION RELATING TO MULTIPLE CLASS FUNDS. The Multiple Class Funds currently offer two or more classes of shares through separate distribution systems (the "Multiple Distribution System"). Although each class of shares of a particular Multiple Class Fund represents an interest in the same portfolio of investments, each class is subject to a different distribution structure and, as a result, differing expenses. This Multiple Distribution System allows investors to select the class that is best suited to the investor's needs and objectives. In considering the options afforded by the Multiple Distribution System, investors should consider both the applicable initial sales charge or contingent deferred sales charge, as well as the ongoing expenses borne by each class of shares and other relevant factors, such as whether his or her investment goals are long-term or short-term.

     CLASS A SHARES (except Class A shares of AIM ADVISOR CASH MANAGEMENT FUND) are sold subject to the initial sales charges described above and are subject to the other fees and expenses described herein. Class A shares of AIM MONEY MARKET FUND are designed to meet the needs of an investor who wishes to establish a dollar cost averaging program, pursuant to which Class A shares an investor owns may be exchanged at net asset value for Class A shares of another Multiple Class Fund or shares of another AIM Fund which is not a Multiple Class Fund, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges."

     CLASS B SHARES are sold without an initial sales charge. Thus, the entire purchase price of Class B shares is immediately invested in Class B shares. Class B shares are subject, however, to Rule 12b-1 Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class B shares. See the discussion under the caption "Management -- Distribution Plans." In addition, Class B shares redeemed within six years from the date such shares were purchased are subject to a contingent deferred sales charge ranging from 5% for redemptions made within the first year to 1% for redemptions made within the sixth year. No contingent deferred sales charge will be imposed if Class B shares are redeemed after six years from the date such shares were purchased. Redemptions of Class B shares and associated charges are further described under the caption "How to Redeem Shares -- Multiple Distribution System."

     Class B shares will automatically convert into Class A shares of the same Multiple Class Fund (together with a pro rata portion of all Class B shares acquired through the reinvestment of dividends and distributions) eight years from the end of the calendar month in which the purchase of Class B shares was made. Following such conversion of their Class B shares, investors will be relieved of the higher Rule 12b-1 Plan payments associated with Class B shares. See "Management -- Distribution Plans."

     CLASS C SHARES are sold without an initial sales charge. Thus the entire purchase price of Class C shares is immediately invested in Class C shares. Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) are subject, however, to Rule 12b-1 Plan payments of 1.00% per annum on the average daily net assets of a Multiple Class Fund attributable to Class C shares. See the discussion under the caption "Management -- Distribution Plans." In addition, Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) redeemed within one year from the date such shares were purchased are subject to a 1.00% contingent deferred sales charge. No contingent deferred sales charge will be imposed if Class C shares are redeemed after one year from the date such shares were purchased. Redemptions of Class C shares and associated charges are further described under the caption "How to Redeem Shares -- Multiple Distribution System."

     Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND are sold without an initial sales charge and are not subject to a contingent deferred sales charge. (A contingent deferred sales charge may be imposed upon redemptions of Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND when such shares were purchased in an exchange. See "How to Redeem Shares -- Multiple Distribution System -- Class C Shares" and "How to Redeem
     Shares -- Contingent Deferred Sales Charge Program for Large Purchases"). AIM Cash Reserve Shares of AIM MONEY MARKET FUND are, however, subject to the other fees and expenses described in the prospectus for AIM MONEY MARKET FUND.

                                                                       MCF 10/97

  TIMING OF PURCHASE, EXCHANGE AND REDEMPTION ORDERS (AIM MONEY MARKET FUND
ONLY). Orders for purchases, exchanges and redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon Eastern Time or NYSE Close on any business day of the Fund will be confirmed at the price next determined. Net asset value is normally determined at 12:00 noon Eastern Time and NYSE Close on each business day of AIM MONEY MARKET FUND.

  SPECIAL INFORMATION RELATING TO AIM ADVISOR CASH MANAGEMENT FUND, AIM MONEY MARKET FUND, AND AIM TAX-EXEMPT CASH FUND (THE "MONEY MARKET FUNDS"). Because each Money Market Fund uses the amortized cost method of valuing the securities it holds and rounds its per share net asset value to the nearest whole cent, it is anticipated that the net asset value of the shares of such funds will remain constant at $1.00 per share. However, there is no assurance that each Money Market Fund can maintain a $1.00 net asset value per share. In order to earn dividends with respect to AIM MONEY MARKET FUND on the same day that a purchase is made, purchase payments in the form of federal funds must be received by the Transfer Agent before 12:00 noon Eastern Time on that day. Purchases made by payments in any other form, or payments in the form of federal funds received after such time but prior to NYSE Close, will begin to earn dividends on the next business day following the date of purchase. The Money Market Funds generally will not issue share certificates but will record investor holdings in noncertificate form and regularly advise the shareholder of his ownership position.

  SHARE CERTIFICATES. Share certificates for all AIM Funds will be issued upon written request by a shareholder to AIM Distributors or the Transfer Agent. Otherwise, such shares will be held on the shareholder's behalf by the applicable AIM Fund(s) and be recorded on the books of such fund(s). See "Exchange Privilege -- Exchanges by Telephone" and "How to Redeem
Shares -- Redemptions by Telephone" for restrictions applicable to shares issued in certificate form. Please note that certificates will not be issued for shares held in prototype retirement plans.

  MINIMUM ACCOUNT BALANCE. If (1) an account opened in a fund has been in effect for at least one year and the shareholder has not made an additional purchase in that account within the preceding six calendar months and (2) the value of such account drops below $500 for three consecutive months as a result of redemptions or exchanges, the fund has the right to redeem the account, after giving the shareholder 60 days' prior written notice, unless the shareholder makes additional investments within the notice period to bring the account value up to $500. If a fund determines that a shareholder has provided incorrect information in opening an account with a fund or in the course of conducting subsequent transactions with the fund related to such account, the fund may, in its discretion, redeem the account and distribute the proceeds of such redemption to the shareholder.

REDUCTIONS IN INITIAL SALES CHARGES

  Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class B and Class C shares of the Multiple Class Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

  The term "purchaser" means:

  - an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

  - a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), provided that:

        a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the funds will not accept contributions submitted with respect to individual participants);

        b. each transmittal must be accompanied by a single check or wire transfer; and

        c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

  - a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
    Code) and 457 plans, although more than one beneficiary or participant is involved;

  - a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective Simplified Employee Pension account ("SARSEP") where the employer has notified AIM Distributors in writing that all of its related employee SEP or SARSEP accounts should be linked;

                                                                       MCF 10/97

  - any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company; or

  - the discretionary advised accounts of A I M Advisors, Inc. ("AIM") or A I M Capital Management, Inc. ("AIM Capital").

  Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

  (1) LETTERS OF INTENT. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

  Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

  To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

  If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

  (2) RIGHTS OF ACCUMULATION. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) Class A shares of AIM TAX-EXEMPT CASH FUND, Class A and Class C shares of AIM ADVISOR CASH MANAGEMENT FUND, and AIM Cash Reserve Shares of AIM MONEY MARKET FUND and (ii) Class B and Class C shares of the Multiple Class Funds) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum

                                                                       MCF 10/97
initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

  PURCHASES AT NET ASSET VALUE. Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund (see "Dividends, Distributions and Tax Matters"); (b) exchanges of shares of certain other funds (see "Exchange Privilege"); (c) use of the reinstatement privilege (see "How to Redeem Shares"); or (d) a merger, consolidation or acquisition of assets of a fund.

  Shareholders of record of Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND on September 8, 1986, and shareholders of record of Class A shares of AIM CHARTER FUND on November 17, 1986, may purchase additional Class A shares of the particular AIM Fund(s) whose shares they owned on such date, at net asset value (without payment of a sales charge) for as long as they continuously own Class A shares of such AIM Fund(s) having a market value of at least $500. In addition, discretionary advised clients of any investment advisors whose clients held Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND on September 8, 1986, or who held Class A shares of AIM CHARTER FUND on November 17, 1986, and have held such Class A shares at all times subsequent to such date, may purchase Class A shares of the applicable AIM Fund(s) at the net asset value of such shares.

  The following persons may purchase shares of the AIM Funds through AIM Distributors without payment of an initial sales charge: (a) A I M Management Group Inc. ("AIM Management") and its affiliated companies; (b) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, of AIM Management or its affiliates or of certain mutual funds which are advised or managed by AIM, or any trust established exclusively for the benefit of such persons; (c) any employee benefit plan established for employees of AIM Management or its affiliates; (d) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, or of CIGNA Corporation or of any of its affiliated companies, or of First Data Investor Services Group (formerly The Shareholders Services Group, Inc.); (e) any investment company sponsored by CIGNA Investments, Inc. or any of its affiliated companies for the benefit of its directors' deferred compensation plans; (f) discretionary advised clients of AIM or AIM Capital; (g) registered representatives and employees of dealers who have entered into agreements with AIM Distributors (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the AIM Funds) and any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, provided that purchases at net asset value are permitted by the policies of such person's employer; and (h) certain broker-dealers, investment advisers or bank trust departments that provide asset allocation, similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such services.

  In addition, shares of any AIM Fund may be purchased at net asset value, without payment of a sales charge, by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. Such plans will qualify for purchases at net asset value provided that (1) the total amount invested in the plan is at least $1,000,000, (2) the sponsor signs a $1,000,000 LOI, (3) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (4) all of the plan's transactions are executed through a single financial institution or service organization who has entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such accounts. Section 403(b) plans sponsored by public educational institutions will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable AIM Fund. PLEASE NOTE THAT TAX-EXEMPT FUNDS ARE NOT APPROPRIATE INVESTMENTS FOR SUCH PLANS. AIM Distributors may pay investment dealers or other financial service firms for share purchases of the Load Funds (as defined on page A-10 herein) sold at net asset value to an employee benefit plan in accordance with this paragraph as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any AIM LIMITED MATURITY TREASURY SHARES sold at net asset value to an employee benefit plan in accordance with this paragraph.

  Class A shares of AIM WEINGARTEN FUND and AIM CONSTELLATION FUND may be deposited at net asset value, without payment of a sales charge, in G/SET series unit investment trusts, whose portfolios consist exclusively of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and stripped United States Treasury issued notes or bonds bearing no current interest ("Treasury Obligations"). Class A shares of such funds may also be purchased at net asset value by other unit investment trusts approved by the Board of Directors of AIM Equity Funds, Inc. Unit holders of such trusts may elect to invest cash distributions from such trusts in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, including: (a) distributions of any dividend income or other income received by such trusts; (b) distributions of any net capital gains received in respect of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND and proceeds of the sale of Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND used to redeem units of such trusts; and (c) proceeds from the maturity of the Treasury Obligations at the termination dates of such trusts. Prior to the termination dates of such trusts, a unit holder may invest the proceeds from the redemption or repurchase of his units in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND at net asset value, provided:

                                                                       MCF 10/97

(a) that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is effected within 30 days of such redemption or repurchase; and (b) that the unit holder or his dealer provides AIM Distributors with a letter which: (i) identifies the name, address and telephone number of the dealer who sold to the unit holder the units to be redeemed or repurchased; and
(ii) states that the investment in Class A shares of AIM WEINGARTEN FUND or AIM CONSTELLATION FUND is being funded exclusively by the proceeds from the redemption or repurchase of units of such trusts.

  FOR ANY FUND NAMED ON THE COVER PAGE OF THIS PROSPECTUS, AIM DISTRIBUTORS AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME (1) TO WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS; (2) TO REJECT ANY PURCHASE OR EXCHANGE ORDER OR TO CANCEL ANY PURCHASE DUE TO NONPAYMENT OF THE PURCHASE PRICE; (3) TO INCREASE, WAIVE OR LOWER THE MINIMUM INVESTMENT REQUIREMENTS; OR (4) TO MODIFY ANY OF THE TERMS OR CONDITIONS OF PURCHASE OF SHARES OF SUCH FUND. For any fund named on the cover page, AIM Distributors and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the AIM Funds' prospectuses, or other appropriate means, and will provide sixty (60) days' notice in the case of termination or material modification to the exchange privilege discussed under the caption "Exchange Privilege."

--------------------------------------------------------------------------------

SPECIAL PLANS

  Except as noted below, each AIM Fund provides the special plans described below for the convenience of its shareholders. Once established, there is no obligation to continue to invest through a plan, and a shareholder may terminate a plan at any time.

  Special plan applications and further information, including details of any fees which are charged to a shareholder investing through a plan, may be obtained by written request, directed to AFS at the address provided under "How to Purchase Shares," or by calling the Client Services Department of AFS at
(800) 959-4246. IT IS RECOMMENDED THAT A SHAREHOLDER CONSIDERING ANY OF THE PLANS DESCRIBED HEREIN CONSULT A TAX ADVISOR BEFORE COMMENCING PARTICIPATION IN SUCH A PLAN.

  SYSTEMATIC WITHDRAWAL PLAN. Under a Systematic Withdrawal Plan, a shareholder who owns shares which are not subject to a contingent deferred sales charge, can arrange for monthly, quarterly or annual checks in any amount (but not less than $50) to be drawn against the balance of his account in the designated AIM Fund. Shareholders who own shares subject to a contingent deferred sales charge, can only arrange for monthly or quarterly withdrawals under a Systematic Withdrawal Plan. Payment of this amount can be made on any day of the month the shareholder specifies, except the thirtieth or thirty-first day of each month in which a payment is to be made. A minimum account balance of $5,000 is required to establish a Systematic Withdrawal Plan, but there is no requirement thereafter to maintain any minimum investment. With respect to shares subject to a contingent deferred sales charge (all classes) no contingent deferred sales charge will be imposed on withdrawals made under a Systematic Withdrawal Plan, provided that the amounts withdrawn under such a plan do not exceed on an annual basis 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan. Systematic Withdrawal Plans with respect to shares subject to a contingent deferred sales charge that exceed on an annual basis 12% of such account will be subject to a contingent deferred sales charge on the amounts exceeding 12% of the account value at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

  Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

  Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the Multiple Class Funds, AIM Cash Reserve Shares of AIM MONEY MARKET FUND and Class A shares of AIM ADVISOR CASH MANAGEMENT FUND), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

  The Systematic Withdrawal Plan may be terminated at any time upon 10 days' prior notice to AFS. Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan. Each AIM Fund reserves the right to initiate a fee for each withdrawal (not to exceed its cost), but there is no present intent to do so.

  AUTOMATIC INVESTMENT PLAN. Shareholders who wish to make monthly or quarterly investments may establish an Automatic Investment Plan. Under this plan, on or about the tenth and/or twenty-fifth day of the applicable month, a draft is drawn on the shareholder's bank account in the amount specified by the shareholder (minimum $50 per investment, per account). The proceeds of the draft are invested in shares of the designated AIM Fund at the applicable offering price determined on the date of the draft. An Automatic Investment Plan may be discontinued upon 10 days' prior notice to the Transfer Agent or AIM Distributors.

  AUTOMATIC DIVIDEND INVESTMENT PLAN. Shareholders may elect to have all dividends and distributions declared by an AIM Fund paid in cash or invested at net asset value, without payment of an initial sales charge, either in shares of the same AIM Fund or invested in shares of another AIM Fund. For each of the Multiple Class Funds, dividends and distributions attributable to Class A shares

                                                                       MCF 10/97
may be reinvested in Class A shares of the same fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund; dividends and distributions attributable to Class B shares may be reinvested in Class B shares of the same fund or in Class B shares of another Multiple Class Fund; dividends and distributions attributable to Class C shares may be reinvested in Class C shares of the same fund or in Class C shares of another Multiple Class Fund; and dividends and distributions attributable to AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be reinvested in additional shares of such fund, in Class A shares of another Multiple Class Fund or in shares of another AIM Fund which is not a Multiple Class Fund. See "Dividends, Distributions and Tax Matters -- Dividends and Distributions" for a description of payment dates for these options. In order to qualify to have dividends and distributions of one AIM Fund invested in shares of another AIM Fund, the following conditions must be satisfied: (a) the shareholder must have an account balance in the dividend paying fund of at least $5,000; (b) the account must be held in the name of the shareholder (i.e., the account may not be held in nominee name); and (c) the shareholder must have requested and completed an authorization relating to the reinvestment of dividends into another AIM Fund. An authorization may be given on the account application or on an authorization form available from AIM Distributors. An AIM Fund will waive the $5,000 minimum account value requirement if the shareholder has an account in the fund selected to receive the dividends and distributions with a value of at least $500.

  DOLLAR COST AVERAGING. Shareholders may elect to have a specified amount automatically exchanged, either monthly or quarterly (on or about the 10th or 25th day of the applicable month), from one of their accounts into one or more AIM Funds, subject to the terms and conditions described under the caption "Exchange Privilege -- Terms and Conditions of Exchanges." The account from which exchanges are to be made must have a value of at least $5,000 when a shareholder elects to begin this program, and the exchange minimum is $50 per transaction. All of the accounts that are part of this program must have identical registrations. The net asset value of shares purchased under this program may vary, and may be more or less advantageous than if shares were not exchanged automatically. There is no charge for entering the Dollar Cost Averaging program. Sales charges may apply, as described under the caption "Exchange Privilege."

  PROTOTYPE RETIREMENT PLANS. The AIM Funds (except for AIM TAX-FREE INTERMEDIATE FUND, AIM TAX-EXEMPT CASH FUND, AIM MUNICIPAL BOND FUND, AIM HIGH INCOME MUNICIPAL FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT) have made the following prototype retirement plans available to corporations, individuals and employees of non-profit organizations and public schools: combination money-purchase/profit-sharing plans; 403(b) plans; IRA plans; SARSEP plans; and SEP plans (collectively, "retirement accounts"). Information concerning these plans, including the custodian's fees and the forms necessary to adopt such plans, can be obtained by calling or writing the AIM Funds or AIM Distributors. Shares of the AIM Funds are also available for investment through existing 401(k) plans (for both individuals and employers) adopted under the Code. The plan custodian currently imposes an annual $10 maintenance fee with respect to each retirement account for which it serves as the custodian. This fee is generally charged in December. Each AIM Fund and/or the custodian reserve the right to change this maintenance fee and to initiate an establishment fee (not to exceed its cost).

                                                                       MCF 10/97

--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE

  TERMS AND CONDITIONS OF EXCHANGES. Shareholders of the AIM Funds may participate in an exchange privilege as described below. The exchange privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. AIM Distributors acts as distributor for the AIM Funds, which represent a range of different investment objectives and policies. As set forth under the caption "Terms and Conditions of Purchase of the AIM
Funds -- Sales Charges and Dealer Concessions," shares of certain of the AIM Funds, including the Class A shares of the Multiple Class Funds (except AIM ADVISOR CASH MANAGEMENT FUND), listed below and referred to herein as the "Load Funds," are sold at a public offering price that includes a maximum sales charge of 5.50% or 4.75% of the public offering price of such shares; Class A shares (or shares which normally involve the payment of initial sales charges) of certain of the AIM Funds, listed below and referred to herein as the "Lower Load Funds," are sold at a public offering price that includes a maximum sales charge of 1.00% of the public offering price of such shares; and Class A shares or shares of certain other funds, listed below and referred to herein as the "No Load Funds," are sold at net asset value, without payment of a sales charge.

                                LOAD FUNDS:                                  LOWER LOAD FUNDS:
                                -----------                                  -----------------

   AIM ADVISOR FLEX FUND --            AIM GLOBAL GROWTH                     AIM LIMITED MATURITY TREASURY SHARES
     CLASS A                           FUND -- CLASS A                       AIM TAX-FREE INTERMEDIATE
   AIM ADVISOR INCOME FUND --          AIM GLOBAL INCOME                         FUND -- CLASS A
     CLASS A                           FUND -- CLASS A
   AIM ADVISOR INTERNATIONAL           AIM GLOBAL UTILITIES                  NO LOAD FUNDS:
     VALUE FUND -- CLASS A             FUND -- CLASS A                       --------------
   AIM ADVISOR LARGE CAP               AIM GROWTH FUND -- CLASS A
     VALUE FUND -- CLASS A             AIM HIGH YIELD FUND -- CLASS A        AIM ADVISOR CASH MANAGEMENT FUND
   AIM ADVISOR MULTIFLEX               AIM HIGH INCOME MUNICIPAL                 -- CLASS A
     FUND -- CLASS A                   FUND -- CLASS A                         AIM MONEY MARKET FUND
   AIM ADVISOR REAL ESTATE             AIM INCOME FUND -- CLASS A                -- AIM CASH RESERVE SHARES
     FUND -- CLASS A                   AIM INTERMEDIATE GOVERNMENT             AIM TAX-EXEMPT CASH FUND -- CLASS A
   AIM AGGRESSIVE GROWTH               FUND -- CLASS A
     FUND -- CLASS A                   AIM INTERNATIONAL EQUITY
   AIM BALANCED FUND -- CLASS A        FUND -- CLASS A
   AIM BLUE CHIP FUND -- CLASS A       AIM MONEY MARKET
   AIM CAPITAL DEVELOPMENT             FUND -- CLASS A
     FUND -- CLASS A                   AIM MUNICIPAL BOND
   AIM CHARTER FUND -- CLASS A         FUND -- CLASS A
   AIM CONSTELLATION                   AIM TAX-EXEMPT BOND FUND
     FUND -- CLASS A                   OF CONNECTICUT -- CLASS A
   AIM GLOBAL AGGRESSIVE GROWTH        AIM VALUE FUND -- CLASS A
     FUND -- CLASS A                   AIM WEINGARTEN FUND -- CLASS A

  Shares of any AIM Fund may be exchanged for shares of any other AIM Fund on the terms described on the chart below, except that (i) effective August 4, 1997 (except with respect to shares of AIM ADVISOR CASH MANAGEMENT FUND, AIM ADVISOR FLEX FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND and AIM ADVISOR REAL ESTATE FUND), no shares of any Load Fund, Class C of a Multiple Class Fund, Lower Load Fund or No Load Fund may be exchanged for shares of AIM ADVISOR CASH MANAGEMENT FUND or AIM ADVISOR INCOME FUND; (ii) effective October 3, 1997 no share of any Load Fund, Class C of a Multiple Class Fund, Lower Load Fund or No Load Fund may be exchanged for shares of AIM ADVISOR CASH MANAGEMENT FUND or AIM ADVISOR INCOME FUND; (iii) Load Fund share purchases of $1,000,000 or more which are subject to a contingent deferred sales charge may not be exchanged for Lower Load Funds or for AIM TAX-EXEMPT CASH FUND; (iv) LOWER LOAD FUND SHARE PURCHASES OF $1,000,000 OR MORE AND AIM Cash Reserve Shares of AIM MONEY MARKET FUND and AIM TAX-EXEMPT CASH FUND PURCHASES MAY BE EXCHANGED FOR LOAD FUND SHARES IN AMOUNTS OF $1,000,000 OR MORE WHICH WILL THEN BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE; HOWEVER, FOR PURPOSES OF CALCULATING THE CONTINGENT DEFERRED SALES CHARGE ON THE LOAD FUND SHARES ACQUIRED, THE 18-MONTH PERIOD SHALL BE COMPUTED FROM THE DATE OF SUCH EXCHANGE; (v) Class A shares and AIM LIMITED MATURITY TREASURY SHARES may be exchanged for Class A shares or AIM LIMITED MATURITY TREASURY SHARES, (vi) Class B shares may be exchanged only for Class B shares; (vii) Class C shares may only be exchanged for Class C shares;
(viii) Class A shares of AIM ADVISOR CASH MANAGEMENT FUND may be exchanged for Class A shares of any Load Fund, Lower Load Fund or No-Load Fund at net asset value; (ix) Class C shares of AIM ADVISOR CASH MANAGEMENT FUND may be exchanged for Class C shares of any Multiple Class Fund at net asset value; and (x) AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be exchanged for Class A shares of AIM MONEY MARKET FUND or for Class B or Class C shares.

                                                                       MCF 10/97

  Broker-dealers and institutions of record for Class A or Class C shares purchased pursuant to an exchange from Class A or Class C shares of AIM ADVISOR CASH MANAGEMENT FUND will be compensated according to the sales commission or concession that would apply if these Class A or Class C share purchases had been purchased in a manner other than pursuant to an exchange.

  DEPENDING UPON THE FUND FROM WHICH AND INTO WHICH AN EXCHANGE IS BEING MADE, SHARES BEING ACQUIRED IN AN EXCHANGE MAY BE ACQUIRED AT THEIR OFFERING PRICE OR AT THEIR NET ASSET VALUE (WITHOUT PAYMENT OF A SALES CHARGE) AS SET FORTH IN THE TABLE BELOW FOR SHARES INITIALLY PURCHASED PRIOR TO MAY 1, 1994:

                                                                                                      MULTIPLE CLASS FUNDS:
                                                            LOWER LOAD              NO LOAD       ------------------------------
      FROM:                 TO: LOAD FUNDS                     FUNDS                 FUNDS           CLASS B         CLASS C
      -----                 --------------            -----------------------  -----------------  --------------  --------------
Load Funds.......  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

Lower Load         Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
  Funds..........

No Load Funds....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                   were directly purchased. Net       Load shares were
                   Asset Value if No Load shares      acquired upon exchange
                   were acquired upon exchange of     of shares of any Load
                   shares of any Load Fund or any     Fund or any Lower Load
                   Lower Load Fund.                   Fund; otherwise,
                                                      Offering Price.
Multiple Class
  Funds:
  Class B........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable

                 FOR SHARES INITIALLY PURCHASED ON OR AFTER MAY 1, 1994, THE FOREGOING TABLE IS REVISED AS FOLLOWS:

Load Funds.......  Net Asset Value                    Net Asset Value          Net Asset Value    Not Applicable  Not Applicable

Lower Load         Net Asset Value if shares were     Net Asset Value          Net Asset Value    Not Applicable  Not Applicable
  Funds..........  acquired upon exchange of any
                   Load Fund. Otherwise, difference
                   in sales charge will apply.

No Load Funds....  Offering Price if No Load shares   Net Asset Value if No    Net Asset Value    Not Applicable  Not Applicable
                   were directly purchased. Net       Load shares were
                   Asset Value if No Load shares      acquired upon exchange
                   were acquired upon exchange of     of shares of any Load
                   shares of any Load Fund.           Fund or any Lower Load
                   Difference in sales charge will    Fund; otherwise,
                   apply if No Load shares were       Offering Price.
                   acquired upon exchange of Lower
                   Load Fund shares.

Multiple Class
  Funds:
  Class B........  Not Applicable                     Not Applicable           Not Applicable     Net Asset Value Not Applicable

  Class C........  Not Applicable                     Not Applicable           Not Applicable     Not Applicable  Net Asset Value

  An exchange is permitted only in the following circumstances: (a) if the funds offer more than one class of shares, the exchange must be between the same class of shares (e.g., Class A, Class B and Class C shares of a Multiple Class Fund cannot be exchanged for each other), except that AIM Cash Reserve Shares of AIM MONEY MARKET FUND may be exchanged for Class A shares of another Multiple Class Fund; (b) the dollar amount of the exchange must be at least equal to the minimum investment applicable to the shares of the fund acquired through such exchange; (c) the shares of the fund acquired through exchange must be qualified for sale in the state in which the shareholder resides; (d) the exchange must be made between accounts having identical registrations and addresses; (e) the full amount of the purchase price for the shares being exchanged must have already been received by the fund; (f) the account from which shares have been exchanged must be coded as having a certified taxpayer identification number on file or, in the alternative, an appropriate Internal Revenue Service ("IRS") Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status) must have been received by the fund; (g) newly acquired shares (through either an initial or subsequent investment) are held in an account for at least ten business days, and all other shares are held in an account for at least one day, prior to the exchange; and (h) certificates representing shares must be returned before shares can be exchanged. There is no fee for exchanges among the AIM Funds.

  THE CURRENT PROSPECTUS OF EACH OF THE AIM FUNDS AND CURRENT INFORMATION CONCERNING THE OPERATION OF THE EXCHANGE PRIVILEGE ARE AVAILABLE THROUGH AIM DISTRIBUTORS OR THROUGH ANY DEALER WHO HAS EXECUTED AN APPLICABLE AGREEMENT WITH AIM DISTRIBUTORS. BEFORE EXCHANGING SHARES, INVESTORS SHOULD REVIEW THE PROSPECTUSES OF THE FUNDS WHOSE SHARES WILL BE ACQUIRED THROUGH EXCHANGE. EXCHANGES OF SHARES ARE CONSIDERED TO BE SALES FOR FEDERAL AND STATE INCOME TAX PURPOSES AND MAY RESULT IN A TAXABLE GAIN OR LOSS TO A SHAREHOLDER.

                                                                       MCF 10/97

  THE EXCHANGE PRIVILEGE IS NOT AN OPTION OR RIGHT TO PURCHASE SHARES BUT IS PERMITTED UNDER THE RESPECTIVE POLICIES OF THE PARTICIPATING FUNDS, AND MAY BE MODIFIED OR DISCONTINUED BY ANY OF SUCH FUNDS OR BY AIM DISTRIBUTORS AT ANY TIME, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, WITHOUT NOTICE.

  Shares of any AIM Fund (other than AIM MONEY MARKET FUND) to be exchanged are redeemed at their net asset value as determined at NYSE Close on the day that an exchange request in proper form (described below) is received. Exchange requests received after NYSE Close will result in the redemption of shares at their net asset value at NYSE Close on the next business day. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase, Exchange and Redemption Orders (AIM MONEY MARKET FUND only)" for information regarding the timing of exchange orders for AIM MONEY MARKET FUND. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends (See "Dividends, Distributions and Tax Matters -- Dividends and Distributions," below), and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange. Shares purchased by check may not be exchanged until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  In the event of unusual market conditions, AIM Distributors reserves the right to reject any exchange request, if, in the judgment of AIM Distributors, the number of requests or the total value of the shares that are the subject of the exchange places a material burden on a fund. For example, the number of exchanges by investment managers making market timing exchanges may be limited.

  EXCHANGES BY MAIL. Investors exchanging their shares by mail should send a written request to AFS. The request should contain the account registration and account number, the dollar amount or number of shares to be exchanged, and the names of the funds from which and into which the exchange is to be made. The request should comply with all of the requirements for redemption by mail, except those required for redemption of IRAs. See "How to Redeem Shares."

  EXCHANGES BY TELEPHONE. Shareholders or their agents may request an exchange by telephone. If a shareholder does not wish to allow telephone exchanges by any person in his account, he should decline that option on the account application. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone exchange request that they reasonably believe to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  EXCHANGES OF CLASS B AND CLASS C SHARES. A contingent deferred sales charge will not be imposed in connection with exchanges among Class B shares or among Class C shares. For purposes of determining a shareholder's holding period of Class B or Class C shares in the calculation of the applicable contingent deferred sales charge, the period of time during which Class B or Class C shares were held prior to an exchange will be added to the holding period of the applicable Class B or Class C shares (except for Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) acquired in an exchange.

--------------------------------------------------------------------------------

HOW TO REDEEM SHARES

  Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the obligation of the fund(s) named on the cover page to redeem shares, AIM Distributors also repurchases shares. Although a contingent deferred sales charge may be applicable to certain redemptions, as described below, there is no redemption fee imposed when shares are redeemed or repurchased; however, dealers may charge service fees for handling repurchase transactions.

  MULTIPLE DISTRIBUTION SYSTEM. Class B shares. Class B shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less the applicable contingent deferred sales charge shown in the table below. No deferred sales charge will be imposed (i) on redemptions of Class B shares following six years from the date such shares were purchased, (ii) on Class B shares acquired through reinvestments of dividends and distributions attrib-

                                                                       MCF 10/97
utable to Class B shares or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class B shares.

    YEAR                                                     CONTINGENT DEFERRED
    SINCE                                                      SALES CHARGE AS
  PURCHASE                                                   % OF DOLLAR AMOUNT
    MADE                                                      SUBJECT TO CHARGE
  --------                                                   -------------------
First......................................................          5%
Second.....................................................          4%
Third......................................................          3%
Fourth.....................................................          3%
Fifth......................................................          2%
Sixth......................................................          1%
Seventh and Following......................................         None

  In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than six years from the date such shares were purchased; and fourth, of shares held less than six years from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the current market value of shares redeemed or their original cost.

  Class C Shares. Class C shares purchased under the Multiple Distribution System may be redeemed on any business day of a Multiple Class Fund at the net asset value per share next determined following receipt of the redemption order, as described under the caption "Timing and Pricing of Redemption Orders," less a 1% contingent deferred sales charge. No deferred sales charge will be imposed
(i) on redemptions of Class C shares following one year from the date such shares were purchased; (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares; (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class C shares; (iv) on redemptions of additional purchases of shares of AIM ADVISOR FLEX FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR LARGE CAP VALUE FUND, AIM ADVISOR MULTIFLEX FUND, and AIM ADVISOR REAL ESTATE FUND, by shareholders of record on April 30, 1995 of these funds. Shareholders whose broker/dealers maintain a single omnibus account with the Transfer Agent on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995 from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996; or (v) on Class C shares of AIM ADVISOR CASH MANAGEMENT FUND except in certain cases when the shares were purchased in an exchange. Redemptions of shares of AIM ADVISOR CASH MANAGEMENT FUND are generally not subject to a contingent deferred sales charge; however, a contingent deferred sales charge may be applicable to redemptions of shares of AIM ADVISOR CASH MANAGEMENT FUND if the redeemed shares were exchanged from another Class C share fund and the one year holding period in such fund has not been completed.

  Contingent deferred sales charges on Class B and Class C shares will be waived on redemptions (1) following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust (provided AIM Distributors is notified of such death or post-purchase disability at the time of the redemption request and is provided with satisfactory evidence of such death or post-purchase disability), (2) in connection with certain distributions from individual retirement accounts, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401 (collectively, "Retirement Plans"), (3) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class B or Class C shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan, (4) effected pursuant to the right of a Multiple Class Fund to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the designated minimum account size described in the prospectus of such Multiple Class Fund, (5) effected by AIM of its investment in Class B or Class C shares and (6) of Class C shares where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payment otherwise payable to the dealer described in the fifth paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds."

  Waiver category (1) above applies only to redemptions of Class B or Class C shares held at the time of death or initial determination of post-purchase disability.

  Waiver category (2) above applies only to redemptions resulting from:

          (i) required minimum distributions to plan participants or beneficiaries who are age 70-1/2 or older, and only with respect to that portion of such distributions which does not exceed 12% annually of the participant's or beneficiary's account value;

          (ii) in kind transfers of assets where the participant or beneficiary notifies AIM Distributors of such transfer no later than the time such transfer occurs;

          (iii) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B or Class C shares of one or more Multiple Class Funds;

                                                                       MCF 10/97

          (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and

          (v) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.

  CONTINGENT DEFERRED SALES CHARGE PROGRAM FOR LARGE PURCHASES. Except for purchases of Class B and Class C shares of a Multiple Class Fund and purchases of shares of the No Load Funds and Lower Load Funds, A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES TO PURCHASES OF $1,000,000 OR MORE THAT ARE REDEEMED WITHIN 18 MONTHS OF THE DATE OF PURCHASE. For a description of the AIM Funds participating in this program, see "Terms and Conditions of Purchase of the AIM Funds -- Sales Charges and Dealer Concessions." This charge will be 1% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 18 months of the date the shares were originally purchased. For purposes of computing this 18-MONTH PERIOD (i) shares of any Load Fund, Class A shares of AIM ADVISOR CASH MANAGEMENT FUND or AIM Cash Reserve Shares of AIM MONEY MARKET FUND which were acquired through an exchange of shares which previously were subject to the 1% contingent deferred sales charge will be credited with the period of time such exchanged shares were held, and
(ii) shares of any Load Fund which are subject to the 1% contingent deferred sales charge and which were acquired through an exchange of shares of a Lower Load Fund or a No Load Fund which previously were not subject to the 1% contingent deferred sales charge will not be credited with the period of time such exchanged shares were held. The charge will be waived in the following circumstances: (1) redemptions of shares by employee benefit plans ("Plans") qualified under Sections 401 or 457 of the Code, or Plans created under Section 403(b) of the Code and sponsored by nonprofit organizations as defined under
Section 501(c)(3) of the Code, where shares are being redeemed in connection with employee terminations or withdrawals, and (a) the total amount invested in a Plan is at least $1,000,000, (b) the sponsor of a Plan signs a letter of intent to invest at least $1,000,000 in one or more of the AIM Funds, or (c) the shares being redeemed were purchased by an employer-sponsored Plan with at least 100 eligible employees; provided, however, that Plans created under Section 403(b) of the Code which are sponsored by public educational institutions shall qualify under (a), (b) or (c) above on the basis of the value of each Plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the Plan or on the number of eligible employees; (2) redemptions of shares following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust; (3) redemptions of shares purchased at net asset value by private foundations or endowment funds where the initial amount invested was at least $1,000,000; (4) redemptions of shares purchased by an investor in amounts of $1,000,000 or more where such investor's dealer of record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payments otherwise payable to the dealer as described in the third paragraph under the caption "Terms and Conditions of Purchase of the AIM Funds -- All Groups of AIM Funds"; and (5) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class A shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan.

  REDEMPTIONS BY MAIL. Redemption requests must be in writing and sent to the Transfer Agent. Upon receipt of a redemption request in proper form, payment will be made as soon as practicable, but in any event will normally be made within seven days after receipt. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders."

  Requests for redemption must include: (a) original signatures of each registered owner exactly as the shares are registered; (b) the Fund and the account number of shares to be redeemed; (c) share certificates, either properly endorsed or accompanied by a duly executed stock power, for the shares to be redeemed if such certificates have been issued and the shares are not in the custody of the Transfer Agent; (d) signature guarantees, as described below; and
(e) any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities. The burden is on the shareholder to inquire as to whether any additional documentation is required. Any request not in proper form may be rejected and in such case must be renewed in writing.

  In addition to these requirements, shareholders who have invested in a fund to establish an IRA, should include the following information along with a written request for either partial or full liquidation of fund shares: (a) a statement as to whether or not the shareholder has attained age 59- 1/2; and (b) a statement as to whether or not the shareholder elects to have federal income tax withheld from the proceeds of the liquidation.

  REDEMPTIONS BY TELEPHONE. Shareholders may request a redemption by telephone. If a shareholder does not wish to allow telephone redemptions by any person in his account, he should decline that option on the account application. The telephone redemption feature can be used only if: (a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account as indicated on the account application; (b) there has been no change of address of record on the account within the preceding 30 days; (c) the shares to be redeemed are not in certificate form; (d) the person requesting the redemption can provide proper identification information; and (e) the proceeds of the redemption do not exceed $50,000. Accounts in AIM Distributors' prototype retirement plans (such as IRA and IRA/SEP) or 403(b) plans are not eligible for the telephone redemption option. AIM

                                                                       MCF 10/97

Distributors has made arrangements with certain dealers and investment advisors to accept telephone instructions for the redemption of shares. AIM Distributors reserves the right to impose conditions on these dealers and investment advisors, including the condition that they enter into agreements (which contain additional conditions with respect to the redemption of shares) with AIM Distributors. The Transfer Agent and AIM Distributors will not be liable for any loss, expense or cost arising out of any telephone redemption request effected in accordance with the authorization set forth at that item of the account application if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  EXPEDITED REDEMPTIONS (AIM MONEY MARKET FUND ONLY). If a redemption order is received prior to 11:30 a.m. Eastern Time, the redemption will be effective on that day and AIM MONEY MARKET FUND will endeavor to transmit payment on that same business day. If the redemption order is received after 11:30 a.m. and prior to NYSE Close, the redemption will be made at the next determined net asset value and payment will generally be transmitted on the next business day.

  REDEMPTIONS BY CHECK (AIM TAX-EXEMPT CASH FUND, AIM ADVISOR CASH MANAGEMENT FUND and AIM Cash Reserve Shares of AIM MONEY MARKET FUND). After completing the appropriate authorization form, shareholders may use checks to effect redemptions from AIM TAX-EXEMPT CASH FUND, AIM ADVISOR CASH MANAGEMENT FUND and the AIM Cash Reserve Shares of AIM MONEY MARKET FUND. This privilege does not apply to retirement accounts or qualified plans. Checks may be drawn in any amount of $250 or more. Checks drawn against insufficient shares in the account, against shares held less than ten business days, or in amounts of less than the applicable minimum will be returned to the payee. The payee of the check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the Transfer Agent for payment, the Transfer Agent will cause a sufficient number of shares of such fund to be redeemed to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed through the day on which the check is presented to the Transfer Agent for payment.

  TIMING AND PRICING OF REDEMPTION ORDERS. Shares of the various AIM Funds (other than AIM MONEY MARKET FUND) are redeemed at their net asset value next computed after a request for redemption in proper form (including signature guarantees and other required documentation for written redemptions) is received by the Transfer Agent, except that shares that are subject to a contingent deferred sales charge, may be subject to the imposition of deferred sales charges that will be deducted from the redemption proceeds. See "Multiple Distribution System" and "Contingent Deferred Sales Charge Program for Large Purchases." Orders for the redemption of shares received in proper form prior to NYSE Close on any business day of an AIM Fund will be confirmed at the price determined as of the close of that day. Orders received after NYSE Close will be confirmed at the price determined on the next business day of an AIM Fund. Redemptions of shares of AIM MONEY MARKET FUND received prior to 12:00 noon or NYSE Close on any business day of the Fund will be confirmed at the price next determined. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis. Any resulting loss from the dealer's failure to submit a request for redemption within the prescribed time frame will be borne by that dealer. Telephone redemption requests must be made by NYSE Close on any business day of an AIM Fund and will be confirmed at the price determined as of the close of that day. No AIM Fund will accept requests which specify a particular date for redemption or which specify any special conditions.

  Payment of the proceeds of redeemed shares is normally mailed within seven days following the redemption date. However, in the event of a redemption of shares purchased by check, the investor may be required to wait up to ten business days before the redemption proceeds are sent. See "Terms and Conditions of Purchase of the AIM Funds -- Timing of Purchase Orders." A charge for special handling (such as wiring of funds or expedited delivery services) may be made by the Transfer Agent. The right of redemption may not be suspended or the date of payment upon redemption postponed except under unusual circumstances such as when trading on the NYSE is restricted or suspended. Payment of the proceeds of redemptions relating to shares for which checks sent in payment have not yet cleared will be delayed until it is determined that the check has cleared, which may take up to ten business days from the date that the check is received.

  SIGNATURE GUARANTEES. A signature guarantee is designed to protect the investor, the AIM Funds, AIM Distributors, and their agents by verifying the signature of each investor seeking to redeem, transfer, or exchange shares of an AIM Fund. Examples of when signature guarantees are required are: (1) redemptions by mail in excess of $50,000; (2) redemptions by mail if the proceeds are to be paid to someone other than the name(s) in which the account is registered; (3) written redemptions requesting proceeds to be sent by wire to other than the bank of record for the account; (4) redemptions requesting proceeds to be sent to a new address or an address that has been changed within the past 30 days; (5) requests to transfer the registration of shares to another owner; (6) telephone exchange and telephone redemption authorization forms; (7) changes in previously designated wiring instructions; and (8) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. These requirements may be waived or modified upon notice to shareholders.

  Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the Securities and Exchange Commission ("SEC"), and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as

                                                                       MCF 10/97
certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

  REINSTATEMENT PRIVILEGE (CLASS A SHARES AND AIM LIMITED MATURITY TREASURY SHARES ONLY). Within 90 days of a redemption, a shareholder may invest all or part of the redemption proceeds in Class A shares of any AIM Fund (except Class A shares of AIM ADVISOR CASH MANAGEMENT FUND) and AIM LIMITED MATURITY TREASURY SHARES at the net asset value next computed after receipt by the Transfer Agent of the funds to be reinvested; provided, however, if the redemption was made from AIM LIMITED MATURITY TREASURY SHARES or Class A shares of AIM TAX-FREE INTERMEDIATE FUND, the reinvested proceeds will be subject to the difference in sales charge between the shares redeemed and the shares the proceeds are reinvested in. The shareholder must ask the Transfer Agent for such privilege at the time of reinvestment. A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable. If there has been a loss on the redemption and shares of the same fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested. Under the Code, if the redemption proceeds of fund shares on which a sales charge was paid are reinvested in (or exchanged for) shares of another AIM Fund at a reduced sales charge within 90 days of the payment of the sales charge, the shareholder's basis in the fund shares redeemed may not include the amount of the sales charge paid, thereby reducing the loss or increasing the gain recognized from the redemption; however, the shareholder's basis in the fund shares purchased will include the sales charge. Each AIM Fund may amend, suspend or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation. This privilege may only be exercised once each year by a shareholder with respect to each AIM Fund.

  Shareholders who are assessed a contingent deferred sales charge in connection with the redemption of Class A shares and who subsequently reinvest a portion or all of the value of the redeemed shares in Class A shares of any AIM Fund within 90 days after such redemption may do so at net asset value if such privilege is claimed at the time of reinvestment. Such reinvested proceeds will not be subject to either a front-end sales charge at the time of reinvestment or an additional contingent deferred sales charge upon subsequent redemption. In order to exercise this reinvestment privilege, the shareholder must notify the Transfer Agent of his or her intent to do so at the time of reinvestment. This reinvestment privilege does not apply to Class B or Class C shares.

--------------------------------------------------------------------------------

DETERMINATION OF NET ASSET VALUE

  The net asset value per share (or share price) of each AIM Fund is determined as of 4:00 p.m. Eastern Time (12:00 noon Eastern Time and NYSE Close with respect to AIM MONEY MARKET FUND), on each "business day" of a fund as previously defined. In the event the NYSE closes early (i.e. before 4:00 p.m. Eastern Time) on a particular day, the net asset value of an AIM Fund's share will be determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.The net asset value per share is calculated by subtracting a class' liabilities from its assets and dividing the result by the total number of class shares outstanding. The determination of net asset value per share is made in accordance with generally accepted accounting principles. Among other items, liabilities include accrued expenses and dividends payable, and total assets include portfolio securities valued at their market value, as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the fund's officers and in accordance with methods which are specifically authorized by its governing Board of Directors or Trustees. Short-term obligations with maturities of 60 days or less, and the securities held by the Money Market Funds, are valued at amortized cost as reflecting fair value. AIM MUNICIPAL BOND FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM TAX-FREE INTERMEDIATE FUND value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of an AIM Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which the values of the securities are determined and the close of the NYSE which will not be reflected in the computation of an AIM Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the applicable AIM Fund.

                                                                       MCF 10/97

--------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

  Each AIM Fund's policy regarding the payment of dividends and distributions is set forth below.

                                                                                DISTRIBUTIONS    DISTRIBUTIONS
                                                                                   OF NET           OF NET
                                                    DIVIDENDS FROM                REALIZED         REALIZED
                                                    NET INVESTMENT               SHORT-TERM        LONG-TERM
                   FUND                                 INCOME                  CAPITAL GAINS    CAPITAL GAINS
                   ----                             --------------              -------------    -------------
AIM ADVISOR CASH MANAGEMENT FUND..........  declared daily; paid monthly      annually           annually
AIM ADVISOR FLEX FUND.....................  declared and paid quarterly       quarterly          annually
AIM ADVISOR INCOME FUND...................  declared and paid monthly         monthly            annually
AIM ADVISOR INTERNATIONAL VALUE FUND......  declared and paid annually        annually           annually
AIM ADVISOR LARGE CAP VALUE FUND..........  declared and paid quarterly       quarterly          annually
AIM ADVISOR MULTIFLEX FUND................  declared and paid quarterly       quarterly          annually
AIM ADVISOR REAL ESTATE FUND..............  declared and paid quarterly       quarterly          annually
AIM AGGRESSIVE GROWTH FUND................  declared and paid annually        annually           annually
AIM BALANCED FUND.........................  declared and paid quarterly       annually           annually
AIM BLUE CHIP FUND........................  declared and paid annually        annually           annually
AIM CAPITAL DEVELOPMENT FUND..............  declared and paid annually        annually           annually
AIM CHARTER FUND..........................  declared and paid quarterly       annually           annually
AIM CONSTELLATION FUND....................  declared and paid annually        annually           annually
AIM GLOBAL AGGRESSIVE GROWTH FUND.........  declared and paid annually        annually           annually
AIM GLOBAL GROWTH FUND....................  declared and paid annually        annually           annually
AIM GLOBAL INCOME FUND....................  declared daily; paid monthly      annually           annually
AIM GLOBAL UTILITIES FUND.................  declared daily; paid monthly      annually           annually
AIM GROWTH FUND...........................  declared and paid annually        annually           annually
AIM HIGH INCOME MUNICIPAL FUND............  declared daily; paid monthly      annually           annually
AIM HIGH YIELD FUND.......................  declared daily; paid monthly      annually           annually
AIM INCOME FUND...........................  declared daily; paid monthly      annually           annually
AIM INTERMEDIATE GOVERNMENT FUND..........  declared daily; paid monthly      annually           annually
AIM INTERNATIONAL EQUITY FUND.............  declared and paid annually        annually           annually
AIM LIMITED MATURITY TREASURY SHARES......  declared daily; paid monthly      annually           annually
AIM MONEY MARKET FUND.....................  declared daily; paid monthly      at least annually  annually
AIM MUNICIPAL BOND FUND...................  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT BOND FUND OF CONNECTICUT...  declared daily; paid monthly      annually           annually
AIM TAX-EXEMPT CASH FUND..................  declared daily; paid monthly      at least annually  annually
AIM TAX-FREE INTERMEDIATE FUND............  declared daily; paid monthly      annually           annually
AIM VALUE FUND............................  declared and paid annually        annually           annually
AIM WEINGARTEN FUND.......................  declared and paid annually        annually           annually

  In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

  All dividends and distributions of an AIM Fund are automatically reinvested on the payment date in full and fractional shares of such fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions attributable to a class are reinvested in additional shares of such class, absent an election by a shareholder to receive cash or to have such dividends and distributions reinvested in like shares of another Multiple Class Fund, to the extent permitted. For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date. Shareholders may elect, by written notice to the Transfer Agent, to receive such distributions, or the dividend portion thereof, in cash, or to invest such dividends and distributions in shares of another fund in the AIM Funds; provided that (i) dividends and distributions attributable to Class B shares may only be reinvested in Class B shares, (ii) dividends and distributions attributable to Class C shares may only be reinvested in Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) (iii) dividends and distributions attributable to Class A shares or AIM LIMITED MATURITY TREASURY SHARES may not be reinvested in Class A shares of AIM ADVISOR CASH MANAGEMENT FUND or Class B or Class C shares, and
(iv) dividends and distributions attributable to the AIM Cash Reserve Shares of AIM MONEY MARKET FUND may not be reinvested in the Class A shares of that Fund or in any Class B or Class C shares. Investors who have not previously selected such a reinvestment option on the account application form may contact the Transfer Agent at any time to obtain a form to authorize such reinvestments in another AIM Fund. Such reinvestments into the AIM Funds are not subject to sales charges, and shares so purchased are automatically credited to the account of the shareholder.

  Dividends on Class B and Class C shares (except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND) are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares

                                                                       MCF 10/97

(except Class C shares of AIM ADVISOR CASH MANAGEMENT FUND). Dividends on all shares may also be affected by other class-specific expenses.

  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

  Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

TAX MATTERS

  Each AIM Fund has qualified and intends to qualify for treatment as a regulated investment company under Subchapter M of the Code. As long as a fund qualifies for this tax treatment, it is not subject to federal income taxes on net investment income and capital gains that are distributed to shareholders. Each fund, for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M, is treated as a separate corporation. Therefore, no fund may offset its gains against another fund's losses and each fund must individually comply with all of the provisions of the Code which are applicable to its operations.

  TAX TREATMENT OF DISTRIBUTIONS -- GENERAL. Because each AIM Fund intends to distribute substantially all of its net investment income and net realized capital gains to its shareholders, it is not expected that any such fund will be required to pay any federal income tax. Each AIM Fund also intends to meet the distribution requirements of the Code to avoid the imposition of a non-deductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gain net income. Nevertheless, shareholders normally are subject to federal income taxes, and any applicable state and local income taxes, on the dividends and distributions received by them from a fund whether in the form of cash or additional shares of a fund, except for tax-exempt dividends paid by AIM MUNICIPAL BOND FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND, and AIM TAX-FREE INTERMEDIATE FUND (the "Tax-Exempt Funds") which are exempt from federal tax. Dividends paid by a fund (other than capital gain distributions) may qualify for the federal 70% dividends received deduction for corporate shareholders to the extent of the qualifying dividends received by the fund on domestic common or preferred stock. It is not likely that dividends received from AIM ADVISOR CASH MANAGEMENT FUND, AIM ADVISOR INCOME FUND, AIM ADVISOR INTERNATIONAL VALUE FUND, AIM ADVISOR REAL ESTATE FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND, AIM HIGH INCOME MUNICIPAL FUND, AIM HIGH YIELD FUND, AIM INCOME FUND, AIM INTERMEDIATE GOVERNMENT FUND, AIM INTERNATIONAL EQUITY FUND, AIM LIMITED MATURITY TREASURY SHARES, AIM MONEY MARKET FUND, AIM MUNICIPAL BOND FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND or AIM TAX-FREE INTERMEDIATE FUND will qualify for this dividends received deduction. Shortly after the end of each year, shareholders will receive information regarding the amount and federal income tax treatment of all distributions paid during the year. Certain dividends declared in October, November or December of a calendar year are taxable to shareholders as though received on December 31 of that year if paid to shareholders during January of the following calendar year. No gain or loss will be recognized by shareholders upon the automatic conversion of Class B shares of a Multiple Class Fund into Class A shares of such Fund. With respect to tax-exempt shareholders, distributions from the Funds will not be subject to federal income taxation to the extent permitted under the applicable tax-exemption.

  For each redemption of a fund's shares by a non-exempt shareholder, the fund or the securities dealer effecting the transaction is required to file an information return with the IRS.

  TO AVOID BEING SUBJECT TO FEDERAL INCOME TAX WITHHOLDING AT THE RATE OF 31% ON DIVIDENDS, DISTRIBUTIONS AND REDEMPTION PAYMENTS, SHAREHOLDERS OF A FUND MUST FURNISH THE FUND WITH THEIR TAXPAYER IDENTIFICATION NUMBER AND CERTIFY UNDER PENALTIES OF PERJURY THAT THE NUMBER PROVIDED IS CORRECT AND THAT THEY ARE NOT SUBJECT TO BACKUP WITHHOLDING FOR ANY REASON.

  Under existing provisions of the Code, nonresident alien individuals, foreign partnerships and foreign corporations may be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions (other than exempt-interest dividends and capital gain dividends) and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

  DISTRIBUTIONS MAY BE SUBJECT TO TREATMENT UNDER FOREIGN, STATE OR LOCAL TAX LAWS THAT DIFFERS FROM THE FEDERAL INCOME TAX CONSEQUENCES DISCUSSED HEREIN. ADDITIONAL INFORMATION ABOUT TAXES IS SET FORTH IN THE STATEMENT OF ADDITIONAL INFORMATION.

  TAX-EXEMPT FUNDS -- SPECIAL TAX INFORMATION. Shareholders will not be required to include the "exempt-interest" portion of dividends paid by the Tax-Exempt Funds in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, exempt-interest dividends from the Tax-Exempt Funds may be subject to state income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of inter-

                                                                       MCF 10/97
est on certain indebtedness of the shareholder, and may have other collateral federal income tax consequences. The Tax-Exempt Funds may invest in Municipal Securities the interest on which will constitute an item of tax preference and which therefore could give rise to a federal alternative minimum tax liability for shareholders, and may invest up to 20% of their net assets in such securities and other taxable securities. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the Statements of Additional Information applicable to the Tax-Exempt Funds.

  The Tax-Exempt Funds may pay dividends to shareholders which are taxable, but will endeavor to avoid investments which would result in taxable dividends. The percentage of dividends which constitute exempt-interest dividends, and the percentage thereof (if any) which constitute an item of tax preference, will be determined annually. This percentage may differ from the actual percentages for any particular day.

  To the extent that dividends are derived from taxable investments or net realized short-term capital gains, they will constitute ordinary income for federal income tax purposes, whether received in cash or additional shares. Distributions of net long-term capital gains will be taxable as long-term capital gains, whether received in cash or additional shares, and regardless of the length of time a particular shareholder may have held his shares.

  From time to time, proposals have been introduced before Congress that would have the effect of reducing or eliminating the federal tax exemption on Municipal Securities. If such a proposal were enacted, the ability of the Tax-Exempt Funds to pay exempt-interest dividends might be adversely affected.

  AIM INTERMEDIATE GOVERNMENT FUND and AIM LIMITED MATURITY TREASURY
SHARES -- SPECIAL TAX INFORMATION. Certain states exempt from state income taxes dividends paid by mutual funds out of interest on U.S. Treasury and certain other U.S. Government obligations, and investors should consult with their own tax advisors concerning the availability of such exemption.

  AIM ADVISOR INTERNATIONAL VALUE FUND, AIM INTERNATIONAL EQUITY FUND, AIM GLOBAL AGGRESSIVE GROWTH FUND, AIM GLOBAL GROWTH FUND, AIM GLOBAL INCOME FUND AND AIM GLOBAL UTILITIES FUND -- SPECIAL TAX INFORMATION. For taxable years in which it is eligible to do so, each of these funds may elect to pass through to shareholders credits for foreign taxes paid. If the fund makes such an election, a shareholder who receives a distribution (1) will be required to include in gross income his proportionate share of foreign taxes allocable to the distribution and (2) may claim a credit or deduction for such share for his taxable year in which the distribution is received, subject to the general limitations imposed on the allowance of foreign tax credits and deductions. Shareholders should also note that certain gains or losses attributable to fluctuations in exchange rates or foreign currency forward contracts may increase or decrease the amount of income of the fund available for distribution to shareholders, and should note that if such losses exceed other income during a taxable year, the fund would not be able to pay ordinary income dividends.

--------------------------------------------------------------------------------

GENERAL INFORMATION

  CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as custodian for the portfolio securities and cash of the AIM Funds other than AIM HIGH INCOME MUNICIPAL FUND, AIM MUNICIPAL BOND FUND, AIM LIMITED MATURITY TREASURY SHARES, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-EXEMPT CASH FUND and AIM TAX-FREE INTERMEDIATE FUND, for which The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, serves as custodian. Texas Commerce Bank National Association, P.O. Box 2558, Houston, Texas 77252-8084, serves as Sub-Custodian for retail purchases of the AIM Funds.

  A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, a wholly owned subsidiary of AIM, serves as each AIM Fund's transfer agent and dividend payment agent.

  LEGAL COUNSEL. The law firm of Ballard Spahr Andrews & Ingersoll, Philadelphia, Pennsylvania, serves as counsel to the AIM Funds and passes upon the legality of the shares offered pursuant to this Prospectus.

  SHAREHOLDER INQUIRIES. Shareholder inquiries concerning their accounts should be directed to an A I M Fund Services, Inc. Client Services Representative by calling (800) 959-4246. The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

  OTHER INFORMATION. This Prospectus sets forth basic information that investors should know about the fund(s) named on the cover page prior to investing. Recipients of this Prospectus will be provided with a copy of the annual report of the fund(s) to which this Prospectus relates, upon request and without charge. If several members of a household own shares of the same fund, only one annual or semi-annual report will be mailed to that address. To receive additional copies, please call (800) 347-4246, or write to A I M Distributors, Inc., P.O. Box 4739, Houston, Texas 77210-4739. A Statement of Additional Information has been filed with the SEC and is available upon request and without charge, by writing or calling AIM Distributors. The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund. This Prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from this Prospectus, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                                                                       MCF 10/97

                                                                      APPENDIX A
--------------------------------------------------------------------------------

                       DESCRIPTIONS OF RATING CATEGORIES

     The following are descriptions of ratings assigned by Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's Ratings Services ("S&P") to certain debt securities in which AIM HIGH INCOME MUNICIPAL FUND may invest. See the Statement of Additional Information for descriptions of other Moody's and S&P rating categories and those of other rating agencies.

     MOODY'S: Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba -- Bonds which are rated Ba are judged to have speculative elements, their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     S&P: AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C -- Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

                            APPLICATION INSTRUCTIONS

  SOCIAL SECURITY OR TAXPAYER ID NUMBER. Investors should make sure that the social security number or taxpayer identification number (TIN) which appears in
Section 1 of the Application complies with the following guidelines:
--------------------------------------------------------------------------------

                                   GIVE SOCIAL SECURITY                                           GIVE TAXPAYER I.D.
        ACCOUNT TYPE                    NUMBER OF:                     ACCOUNT TYPE                   NUMBER OF:

      Individual              Individual                       Trust, Estate, Pension        Trust, Estate, Pension
                                                               Plan Trust                    Plan Trust and not
                                                                                             personal TIN of fiduciary
      Joint Individual        First individual listed in the
                              "Account Registration" portion
                              of the Application

      Unif. Gifts to          Minor                            Corporation, Partnership,     Corporation, Partnership,
      Minors/Unif.                                             Other Organization            Other Organization

      Transfers to Minors
      Legal Guardian          Ward, Minor or
                              Incompetent

      Sole Proprietor         Owner of Business                Broker/Nominee                Broker/Nominee

--------------------------------------------------------------------------------

  Applications without a certified TIN will not be accepted unless the applicant is a nonresident alien, foreign corporation or foreign partnership and has attached a completed IRS Form W-8.

  BACKUP WITHHOLDING. Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a TIN and a certification that he is not subject to backup withholding.

  An investor is subject to backup withholding if:

  (1) the investor fails to furnish a correct TIN to the Fund, or

  (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

  (3) the investor is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

  (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

  (5) the investor does not certify his TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive during 1983.

  Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

  Certain payees and payments are exempt from backup withholding and information reporting and such entities should check the box "Exempt from Backup Withholding" on the Application. A complete listing of such exempt entities appears in the Instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

- a corporation
- an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)
- the United States or any of its agencies or instrumentalities
- a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities
- a foreign government or any of its political subdivisions, agencies or instrumentalities
- an international organization or any of its agencies or instrumentalities
- a foreign central bank of issue
- a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
- a futures commission merchant registered with the Commodity Futures Trading Commission
- a real estate investment trust
- an entity registered at all times during the tax year under the Investment Company Act of 1940
- a common trust fund operated by a bank under Section 584(a)
- a financial institution
- a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List
- a trust exempt from tax under Section 664 or described in Section 4947

  Investors should contact the IRS if they have any questions concerning entitlement to an exemption from backup withholding.
NOTE: Section references are to sections of the Code.

  IRS PENALTIES -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

                                                                       MCF 10/97

  NONRESIDENT ALIENS -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to appropriate withholding as described in the Prospectus under "Dividends, Distributions and Tax Matters."

  SPECIAL INFORMATION REGARDING TELEPHONE EXCHANGE PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone exchange privilege at any time without notice.

  SPECIAL INFORMATION REGARDING TELEPHONE REDEMPTION PRIVILEGE. By signing the new Account Application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor (see the applicable Fund's prospectus under the caption "Exchange Privilege -- Exchanges by Mail").

                                                                       MCF 10/97

[AIM LOGO APPEARS HERE]         THE AIM FAMILY OF FUNDS--Registered Trademark--

Investment Advisor
A I M Advisors, Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1173

Transfer Agent
A I M Fund Services, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Custodian
The Bank of New York
90 Washington Street, 11th Floor
New York, NY 10286

Principal Underwriter
A I M Distributors, Inc.
P.O. Box 4739
Houston, TX 77210-4739

Independent Accountants
KPMG Peat Marwick LLP
700 Louisiana
NationsBank Building
Houston, TX 77002

For more complete information about any other Fund in The AIM Family of Funds, including charges and expenses, please call (800) 347-4246, or write to A I M Distributors, Inc. and request a free prospectus. Please read the prospectus carefully before you invest or send money.

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor any offers to buy be accepted prior to the time the registration statement becomes effective. This Statement of Additional Information does not constitute a prospectus.


                 Subject to Completion dated October 7, 1997


                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

                           AIM TAX-EXEMPT FUNDS, INC.


                            AIM TAX-EXEMPT CASH FUND
                         AIM TAX-FREE INTERMEDIATE FUND
                    AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
                         AIM HIGH INCOME MUNICIPAL FUND


                               11 Greenway Plaza
                                   Suite 100
                              Houston, Texas 77046
                                 (713) 626-1919

                               ---------------

      THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS FOR THE ABOVE-NAMED FUNDS, A COPY OF WHICH MAY BE OBTAINED FROM AUTHORIZED DEALERS OR BY
  WRITING A I M DISTRIBUTORS, INC., P.O. BOX 4739, HOUSTON, TEXAS 77210-4739,
                          OR BY CALLING (800) 347-4246

                               ---------------


          Statement of Additional Information Dated: December __, 1997
               Relating to the Prospectuses Dated: August 1, 1997
        for AIM Tax-Exempt Cash Fund, AIM Tax-Free Intermediate Fund and
     AIM Tax-Exempt Bond Fund of Connecticut; and Dated: December __, 1997
                       for AIM High Income Municipal Fund

                               TABLE OF CONTENTS


                                                                                                                     PAGE
INTRODUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

GENERAL INFORMATION ABOUT THE COMPANY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         The Company and its Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

PERFORMANCE INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Yield Calculations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
         Total Return Calculations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
         Historical Portfolio Results . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

PORTFOLIO TRANSACTIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5

INVESTMENT PROGRAM AND RESTRICTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Investment Program . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         Municipal Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         When-Issued or Delayed Delivery Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Synthetic Municipal Instruments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         Variable or Floating Rate Instruments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Investments in Securities Owned by Officers and Directors  . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Eligible Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Concentration of Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         Investment Restrictions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         Investment in Non-Investment Grade Securities: AIM Tax-Exempt Bond Fund of Connecticut and AIM High Income
                 Municipal Fund Only  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Covered Call Options: AIM High Income Municipal Fund Only  . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Put Options: AIM High Income Municipal Fund Only . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Combined Option Positions: AIM High Income Municipal Fund Only . . . . . . . . . . . . . . . . . . . . . . .  16
         Futures Contracts: AIM Tax-Exempt Bond Fund of Connecticut and AIM High Income Municipal Fund Only . . . . .  16
         Options on Futures Contracts: AIM Tax-Exempt Bond Fund of Connecticut and AIM High Income
                 Municipal Fund Only  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         Risks as to Futures Contracts and Related Options  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         AIM High Income Municipal Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

MANAGEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         Directors and Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

INVESTMENT ADVISORY AND OTHER SERVICES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Distribution Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         The Distributor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31

MISCELLANEOUS INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Shareholder Inquiries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Audit Reports  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Legal Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Custodian and Transfer Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         Control Persons and Principal Holders of Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33

HOW TO PURCHASE AND REDEEM SHARES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35

DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Dividends and Distributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         Tax Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

DESCRIPTION OF MONEY MARKET INSTRUMENTS (AIM Tax-Exempt Cash Fund Only) . . . . . . . . . . . . . . . . . . . . . . .  42
         Money Market Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  42

RATINGS OF SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

FINANCIAL STATEMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  FS

                                  INTRODUCTION


         AIM Tax-Exempt Funds, Inc. (formerly named AIM Tax-Free Funds, Inc.) (the "Company") is a series mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information is included in two Prospectuses (the "Prospectuses"), one of which is dated August 1, 1997 and relates to the Class A shares of the Company's AIM TAX-EXEMPT CASH FUND, AIM TAX-FREE INTERMEDIATE FUND, and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, and one of which is dated December __, 1997 and relates to the Class A, Class B and Class C shares of the Company's AIM HIGH INCOME MUNICIPAL FUND (collectively, the "Funds" and each separately a "Fund"). Copies of the Prospectuses and additional copies of this Statement of Additional Information may be obtained without charge by writing the distributor of the Funds' shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, Texas 77210-4739, or by calling (800) 347-4246. Investors must receive a Fund's Prospectus before they invest in that Fund.

         This Statement of Additional Information is intended to furnish investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in the Funds' current Prospectuses. Additionally, the Prospectuses and this Statement of Additional Information omit certain information contained in the Company's Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectuses and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.


                     GENERAL INFORMATION ABOUT THE COMPANY

THE COMPANY AND ITS SHARES

         The Company was incorporated under the laws of the State of Maryland on May 4, 1993, and is registered with the SEC as an open-end series management investment company.


         On October 15, 1993, pursuant to an Agreement and Plan of Reorganization between the Company and AIM Funds Group, a Massachusetts business trust ("AFG"), the Company's AIM TAX-EXEMPT CASH FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT succeeded to the assets and assumed the liabilities of AFG's AIM Tax-Exempt Cash Fund and AIM Tax-Exempt Bond Fund of Connecticut (the "AFG Funds"), respectively. Similarly, on October 15, 1993, pursuant to an Agreement and Plan of Reorganization between the Company and Tax-Free Investments Co., a Maryland corporation ("TFIC"), the Company's AIM TAX-FREE INTERMEDIATE FUND (named the Intermediate Portfolio prior to September 25, 1997) succeeded to the assets and assumed the liabilities of TFIC's Intermediate Portfolio (together with the AFG Funds, the "Predecessor Funds"). All historical financial and other information contained in this Statement of Additional Information for periods prior to October 15, 1993, relating to such Funds is that of the Predecessor Funds.

         Shares of common stock of the Company are redeemable at their net asset value at the option of the shareholder or at the option of the Company in certain circumstances. Class A shares of AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, AIM TAX-FREE INTERMEDIATE FUND and AIM HIGH INCOME MUNICIPAL FUND purchased in amounts of $1 million or more may be subject to a contingent deferred sales charge under certain circumstances. For information concerning the methods of redemption and the rights of share ownership, investors should consult the Prospectuses under the captions "General Information" and "How to Redeem Shares."

         As used in the Prospectuses, the term "majority of the outstanding shares" of the Company or a Fund means, respectively, the vote of the lesser of
(i) 67% or more of the shares of the Company or the Fund present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Company or the Fund are present or represented by proxy or (ii) more than 50% of the outstanding shares of the Company or the Fund.

         Each share of a Fund is entitled to one vote, to participate equally in dividends and distributions declared by the Board of Directors with respect to the Fund and, upon liquidation of a Fund, to participate proportionately in the Fund's net assets remaining after satisfaction of the Fund's outstanding liabilities. Fractional shares have proportionately the same rights, including voting rights, as do full shares.


         The assets received by the Company for the issue or sale of shares of each Fund, and all income, earnings, profits, losses and proceeds thereof, subject only to the rights of creditors, are specifically allocated to the appropriate Fund. They constitute the underlying assets of each Fund, are required to be segregated on the Company's books of account, and are to be charged with the expenses of such Fund. Any general expenses of the Company not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Board of Directors, primarily on the basis of relative net assets, or other relevant factors.

                            PERFORMANCE INFORMATION

YIELD CALCULATIONS


         AIM TAX-FREE INTERMEDIATE FUND, AIM HIGH INCOME MUNICIPAL FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT

         Calculations of yield will take into account the total income earned by the AIM TAX-FREE INTERMEDIATE FUND, AIM HIGH INCOME MUNICIPAL FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, respectively, including taxable income, if any; however, all three Funds intend to invest their respective assets so that 100% of annual interest income will be tax-exempt.

         Yields for each Fund used in advertising are computed as follows: (a) divide the Fund's income for a given 30- day or one-month period, net of expenses, by the average number of shares entitled to receive dividends during the period; (b) divide the figure arrived at in step (a) by the offering price of the Fund's shares (including the maximum sales charge, if any) at the end of the period; and (c) annualize the result (assuming compounding of income) in order to arrive at an annual percentage rate. For purposes of such yield quotation, income is calculated in accordance with standardized methods applicable to all stock and bond mutual funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses are excluded from this yield calculation.


         A Fund's tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal the Fund's yield after taxes. Tax equivalent yields are calculated by dividing the Fund's yield by one minus a stated tax rate (if only a portion of the Fund's yield was tax-exempt, only that portion would be adjusted in the calculation).


         A Fund also may quote its distribution rate, which expresses the historical amount of income the Fund paid as dividends to its shareholders as a percentage of the Fund's offering price. The distribution rates for the Class A shares of AIM TAX-FREE INTERMEDIATE FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT for the thirty days ended March 31, 1997, were 4.70% and 4.88%, respectively. AIM HIGH INCOME MUNICIPAL FUND had not commenced operations as of March 31, 1997.

         Income calculated for purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions from the Fund paid over the same period or the rate of income reported in the Fund's financial statements.

         AIM TAX-EXEMPT CASH FUND

         The standard formula for calculating annualized yield for AIM TAX-EXEMPT CASH FUND is as follows:

                          Y = (V  --  V ) x (V  -- V ) 365
                                1      0      1     0
                              ----------    --------------
                                   V            V      7
                                    0            0

         Where      Y    =    annualized yield.
                    V    =    the value of a hypothetical pre-existing account
                     0        in the Fund having a balance of one share at the
                              beginning of a stated seven-day period.
                    V    =    the value of such an account at the end of the
                     1        stated period.

         The standard formula for calculating effective annualized yield for the Fund is as follows:

                          EY = (Y + 1(365/7) - 1

         Where      EY   =    effective annualized yield.
                    Y    =    annualized yield, as determined above.

         For purposes of the annualized yield and effective annualized yield, the net change in the value of the hypothetical AIM TAX-EXEMPT CASH FUND account reflects the value of additional shares purchased with dividends from the original shares and any such additional shares, and all fees charged, other than non-recurring account or sales charges, to all shareholder accounts in proportion to the length of the base period and the Fund's average account size, but does not include realized gains or losses or unrealized appreciation and depreciation.

         Tax-equivalent yield for the Fund will be calculated by dividing that portion of the yield of the Fund (as determined above) which is tax-exempt by one minus a stated income tax rate and adding the product to that portion of the yield that is not tax-exempt.


TOTAL RETURN CALCULATIONS (All Funds)


         Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a Fund's performance is not constant over time, but changes from year to year, and that average annual total return does not represent the actual year-to-year performance of a Fund.

         In addition to average annual total return, a Fund may quote unaveraged or cumulative total return reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, and/or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns, yields, and other performance information may be quoted numerically or in tables, graphs or similar illustrations. Total returns may be quoted with or without taking any applicable maximum sales charge or contingent deferred sales charge into account. The total returns included for the Funds do not include applicable maximum sales charges and contingent deferred sales charges. Excluding a sales charge from a total return calculation produces a higher total return figure.


HISTORICAL PORTFOLIO RESULTS

         A Fund's performance may be compared in advertising to the performance of other mutual funds in general, or of particular types of mutual funds, especially those with similar objectives. Such performance data may be prepared by Lipper Analytical Services, Inc. and other independent services which monitor the performance of mutual funds. A Fund may also advertise mutual fund performance rankings which have been assigned to it by such monitoring services.

         A Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the Consumer Price Index, the Standard & Poor's 500 Stock Index, and fixed-price investments such as bank certificates of deposit and/or savings accounts. In addition, a Fund's long-term performance may be described in advertising in relation to historical, political and/or economic events. An investor should be aware that an investment in a Fund is subject to risks not present in ownership of a certificate of deposit, due to greater risk of loss of capital.

         From time to time, sales literature and/or advertisements for any of the Funds may disclose (i) the largest holdings in the Fund's portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders.

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other mutual funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. These topics include, but are not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, asset allocation, tax-free investing, college planning and inflation.

         AIM TAX-EXEMPT CASH FUND


         The annualized and effective annualized yields for the Class A shares for the seven-day period ended March 31, 1997, were 2.85% and 2.89%, respectively. Assuming a tax rate of 39.6%, these yields for the Class A shares of the Fund on a tax-equivalent basis were 4.19% and 4.25%, respectively.

         The annual average total returns of the Class A shares of the Fund for the one, five and ten-year periods ended March 31, 1997, were 2.82%, 2.45% and 3.53%, respectively. The cumulative total returns of the Class A shares of the Fund for the one, five and ten-year periods ended March 31, 1997, were 2.82%, 12.85% and 41.43%, respectively.

         AIM TAX-FREE INTERMEDIATE FUND

         The following chart shows the total returns of the Class A shares of the Fund for the one and five-year periods ended March 31, 1997, and the period from May 11, 1987 (date operations commenced) through March 31, 1997:

                                            Average
Period                                   Annual Return             Cumulative Return
------                                   -------------             -----------------
One year ended 3/31/97                       3.29%                         3.29%
Five years ended 3/31/97                     5.57%                        31.14%
5/11/87 through 3/31/97                      6.22%                        81.53%



         The 30-day yield of the Fund's Class A shares as of March 31, 1997, was 3.55%, with a corresponding tax-equivalent yield of 5.88%, assuming a tax rate of 39.6%.


         AIM TAX-EXEMPT BOND FUND OF CONNECTICUT


         The following chart shows the total returns of the Class A shares of the Fund for the one and five-year periods ended March 31, 1997, and the period from October 3, 1989 (date operations commenced) through March 31, 1997:



                                            Average
Period                                   Annual Return             Cumulative Return
------                                   -------------             -----------------
One year ended 3/31/97                       -0.14%                       -0.14%
Five years ended 3/31/97                      5.54%                       30.94%
10/03/89 through 3/31/97                      6.46%                       59.79%



         The 30-day yield of the Fund's Class A shares as of March 31, 1997, was 4.33%, with a corresponding Connecticut individual's tax-equivalent yield of 7.51%, assuming a federal tax rate of 39.6%, and a state tax rate of 4.5%.

         AIM HIGH INCOME MUNICIPAL FUND

         The Fund had not commenced operations as of March 31, 1997.


                             PORTFOLIO TRANSACTIONS

         A I M Advisors, Inc. ("AIM") is responsible for decisions to buy and sell securities for the Funds, selection of broker-dealers and negotiation of commission rates. Since purchases and sales of portfolio securities by the Funds are usually principal transactions, each Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. The Funds also may purchase securities from underwriters at prices which include a commission paid by the issuer to the underwriter.

         AIM's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. To the extent that the execution and prices offered by more than one dealer are comparable, AIM may, in its discretion, effect transactions with dealers that furnish statistical, research or other information or services which AIM deems to be beneficial to the Funds' investment programs. Such research services supplement AIM's own research. Research services may include the following: statistical and background information on U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, money markets, fixed income markets, equity markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; the providing of equipment used to communicate research information; the arranging of meetings with management of companies; and the providing of access to consultants who supply research information. Certain research services furnished by dealers may be useful to AIM with clients other than the Funds. Similarly, any research services received by AIM through placement of portfolio transactions of other clients may be of value to AIM in fulfilling their obligations to a Fund. AIM is of the opinion that the material received is beneficial in supplementing AIM's research and analysis; and therefore, it may benefit a Fund by improving the quality of AIM's investment advice. The advisory fee paid by a Fund is not reduced because AIM receives such services; however, because AIM must evaluate information received as a result of such services, receipt of such services does not reduce AIM's workload.


         Under the Investment Company Act of 1940, as amended (the "1940 Act"), certain persons affiliated with the Company are prohibited from dealing with the Funds as principal in any purchase or sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. The 1940 Act also prohibits the Funds from purchasing a security being publicly underwritten by a syndicate of which certain persons affiliated with the Company are members except in accordance with certain conditions. These conditions may restrict the ability of a Fund to purchase municipal securities being publicly underwritten by such syndicate, and the Fund may be required to wait until the syndicate has been terminated before buying such securities. At such time, the market price of the securities may be higher or lower than the original offering price. A person affiliated with the Company may, from time to time, serve as placement agent or financial advisor to an issuer of municipal securities and be paid a fee by such issuer. Each Fund may purchase such municipal securities directly from the issuer, provided that the purchase is reviewed by the Board of Directors and a determination is made that the placement fee or other remuneration paid by the issuer to a person affiliated with the Company is fair and reasonable in relation to the fees charged by others performing similar services.


         From time to time, an identical security may be sold by an investment company managed by AIM (an "AIM Fund") or another investment account advised by AIM or A I M Capital Management, Inc. ("AIM Capital") and simultaneously purchased by another AIM Fund or another investment account advised by AIM or AIM Capital, when such transactions comply with applicable rules and regulations and are deemed consistent with the investment objective(s) and policies of the investment accounts involved. Procedures pursuant to Rule 17a-7 under the 1940 Act regarding transactions between investment accounts advised by AIM or AIM Capital have been adopted by the Boards of Directors/Trustees of the various AIM Funds. Although such transactions may result in custodian, tax or other related expenses, no brokerage commissions or other direct transaction costs are generated by transactions among the investment accounts advised by AIM or AIM Capital.


         Provisions of the 1940 Act and rules and regulations thereunder have also been construed to prohibit the Funds from purchasing securities or instruments from, or selling securities or instruments to, any holder of 5% or more of the voting securities of any investment company managed or advised by AIM. The Company has obtained an order of exemption from the SEC which permits the Funds to engage in certain transactions with certain 5% holders if the Funds comply with conditions and procedures designed to ensure that such transactions are executed at fair market value and present no conflicts of interest.


         Some of the AIM Funds may have objectives similar to those of the Funds. It is possible that at times identical securities will be appropriate for investment by a Fund and by one or more of the other AIM Funds. The position of each account, however, in the securities of the same issue may vary and the length of time that each account may choose to hold its investment in the securities of the same issue may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of the other AIM Funds is considered at or about the same time, transactions in such securities will be allocated among the Fund and the other AIM Funds in a manner deemed equitable by AIM. AIM may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Simultaneous transactions could, however, adversely affect the ability of a Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         In some cases the procedure for allocating portfolio transactions among the Funds and the other AIM Funds could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, the main factors considered by AIM are the respective investment objectives and policies of the Funds and the other AIM Funds, the relative size of portfolio holdings by the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the judgments of the persons responsible for recommending the investment.

         The Funds paid no brokerage commissions to brokers affiliated with the Funds during the past three fiscal years of each Fund.

                      INVESTMENT PROGRAM AND RESTRICTIONS

INVESTMENT PROGRAM


         Information concerning each Fund's investment objective and operating policies is set forth in the applicable Prospectus. The principal features of each Fund's investment program and the primary risks associated with that investment program are also discussed in the applicable Prospectus. There can be no assurance that a Fund will achieve its objective. The values of the securities in which a Fund invests fluctuate based upon interest rates, the financial stability of the issuer and other market factors. The following is a more detailed description of the portfolio instruments eligible for purchase by the Funds, which augments the discussion of the Funds' investment programs which appears under the caption "Investment Program" in the Prospectuses.


         Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Services ("S&P"), or another nationally recognized statistical rating organization ("NRSRO"), or the rating of such a security may be reduced below the minimum rating required for purchase by a Fund. Neither event would require a Fund to dispose of the security, but AIM will consider such events to be relevant in determining whether the Fund should continue to hold the security. To the extent that the ratings applied by Moody's, S&P or another NRSRO to Municipal Securities may change as a result of changes in these rating systems, a Fund will attempt to use comparable ratings as standards for its investments in Municipal Securities in accordance with the investment policies described herein.

         The Funds may from time to time invest in taxable short-term investments ("Taxable Investments") consisting of obligations of the U.S. Government, its agencies or instrumentalities, and repurchase agreements/reverse repurchase agreements (instruments under which the seller agrees to repurchase the security at a specified time and price) relating thereto; commercial paper rated within the highest rating category by a recognized rating agency; and certificates of deposit of domestic banks with assets of at least $1.5 billion or more as of the date of their most recently published financial statements. A Fund may invest in Taxable Investments, for example, due to market conditions or pending the investment of proceeds from the sale of its shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. Although interest earned from Taxable Investments will be taxable to shareholders as ordinary income, the Funds generally intend to minimize taxable income through investment, when possible, in short-term tax-exempt securities, which may include shares of other investment companies whose dividends are tax-exempt.

MUNICIPAL SECURITIES

         "Municipal Securities" include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works.

         Other public purposes for which Municipal Securities may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. The interest paid on such bonds may be exempt from federal income tax, although current federal tax laws place substantial limitations on the purposes and size of such issues. Such obligations are considered to be Municipal Securities provided that the interest paid thereon, in the opinion of bond counsel, qualifies as exempt from federal income tax. However, interest on Municipal Securities may give rise to a federal alternative minimum tax liability and may have other collateral federal income tax consequences. See "Dividends, Distributions and Tax Matters
- Tax Matters."

         The two major classifications of Municipal Securities are bonds and notes. Bonds may be further classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities, and in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds are in most cases revenue bonds and do not generally carry the pledge of the credit of the issuing municipality. Notes are short-term instruments which usually mature in less than two years. Most notes are general obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. There are, of course, variations in the risks associated with Municipal Securities, both within a particular classification and between classifications. The Funds' assets may consist of any combination of general obligation bonds, revenue bonds, industrial revenue bonds and notes. The percentage of such Municipal Securities held by a Fund will vary from time to time.


         For purposes of the diversification requirements applicable to a Fund, the identification of the issuer of Municipal Securities depends on the terms and conditions of each individual security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision, and the security is backed only by the assets and revenues of the subdivision, such subdivision will be deemed to be the sole issuer. Similarly, in the case of an industrial revenue bond, if that bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user will be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such guarantee would be considered a separate security and will be treated as an issue of such government or other entity unless the value of all securities issued or guaranteed by such government or other entity and owned by a Fund does not exceed 10% of the total assets of such Fund. Certain Municipal Securities may be secured by a guaranty or irrevocable letter of credit of a major banking institution. Securities in which the Funds invest may also be insured by financial insurance companies. Since a limited number of entities provide such insurance, each of the Funds may invest more than 25% of its total assets in securities insured by the same insurance company.


         The yields on Municipal Securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions of the Municipal Securities market, size of a particular offering, and maturity and rating of the obligation. The yield realized by a Fund's shareholders will be the yield realized by the Fund on its investments, reduced by the general expenses of the Fund and the Company. The market values of the Municipal Securities held by a Fund will be affected by changes in the yields available on similar securities. If yields increase following the purchase of a Municipal Security, the market value of such Municipal Security will generally decrease. Conversely, if yields decrease, the market value of a Municipal Security will generally increase.

WHEN-ISSUED OR DELAYED DELIVERY SECURITIES

         The Funds may purchase Municipal Securities on a "when-issued" basis, that is, the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within forty-five days after the date of the transaction). The Funds also may purchase or sell Municipal Securities on a delayed delivery basis. The payment obligation and the interest rate that will be received on the when-issued securities are fixed at the time the buyer enters into the commitment. The Funds will only make commitments to purchase when-issued or delayed delivery Municipal Securities with the intention of actually acquiring such securities, but the Funds may sell these securities before the settlement date if it is deemed advisable.


         If a Fund purchases a when-issued or delayed delivery security, the Fund will direct its custodian bank to segregate liquid assets (including Temporary Investments and Municipal Securities) in an amount equal to the when-issued or delayed delivery commitment. If Fund assets are so segregated, the assets will be valued at market for the purpose of determining the adequacy of the segregated securities. If the market value of such securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued or delayed delivery commitments. To the extent assets are segregated, they will not be available for new investment or to meet redemptions.


         Securities purchased on a when-issued or delayed delivery basis and the other securities held by a Fund are subject to changes in market value based on the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way (e.g., appreciating when interest rates fall)). Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or delayed delivery basis, there is a possibility that the Fund will experience greater fluctuation in the market value of its assets.


         Furthermore, when the time comes for a Fund to meet its obligations under when-issued or delayed delivery commitments, the Fund will do so by use of its then available cash, by the sale of the segregated assets, by the sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued or delayed delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation thereunder). The sale of securities to meet such obligations carries with it a greater potential for the realization of net short-term capital gains, which are not exempt from federal income taxes. The value of when-issued or delayed delivery securities on the settlement date may be more or less than the purchase price.


         In a delayed delivery transaction, a Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous.

         As a non-fundamental policy, AIM TAX-EXEMPT CASH FUND will not enter into when-issued commitments if more than 25% of its net assets would be subject to commitments for when-issued and delayed delivery securities.

SYNTHETIC MUNICIPAL INSTRUMENTS

         AIM TAX-EXEMPT CASH FUND may invest in synthetic municipal instruments the value of and return on which are derived from underlying securities. The types of synthetic municipal instruments in which the Fund may invest include tender option bonds and variable rate trust certificates. Both types of instruments involve the deposit into a trust or custodial account of one or more long-term tax-exempt bonds or notes ("Underlying Bonds"), and the sale of certificates evidencing interests in the trust or custodial account to investors such as the Fund. The trustee or custodian receives the long-term fixed rate interest payments on the Underlying Bonds, and pays certificate holders short-term floating or variable interest rates which are reset periodically. A "tender option bond" provides a certificate holder with the conditional right to sell (put) its certificate to the Sponsor or some designated third party at specified intervals and receive the par value of the certificate plus accrued interest. A "variable rate trust certificate" evidences an interest in a trust entitling the certificate holder to receive variable rate interest based on prevailing short-term interest rates and also typically providing the certificate holder with the conditional right to put its certificate at par value plus accrued interest.


         Because synthetic municipal instruments involve a trust or custodial account and a third party conditional put feature, they involve complexities and potential risks that may not be present where a municipal security is owned directly. For further information regarding certain risks associated with investing in synthetic municipal instruments see the applicable Prospectus under the caption "Investment Program--AIM Tax-Exempt Cash Fund--Synthetic Municipal Instruments."


VARIABLE OR FLOATING RATE INSTRUMENTS


         The Funds may invest in Municipal Securities which have variable or floating interest rates which are readjusted periodically. Variable or floating interest rates generally reduce changes in the market price of Municipal Securities from their original purchase price. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate Municipal Securities than for fixed rate obligations. Many Municipal Securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of a Fund. AIM will monitor the pricing, quality and liquidity of the variable or floating rate Municipal Securities held by the Funds.


INVESTMENTS IN SECURITIES OWNED BY OFFICERS AND DIRECTORS

         No Fund will purchase or retain the securities of any issuer if the officers and directors of the Company or AIM who beneficially own more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer. This is a non-fundamental policy of each of the Funds.

ELIGIBLE SECURITIES


         AIM TAX-EXEMPT CASH FUND will limit its investments to those securities which at the time of purchase are "Eligible Securities" as defined in Rule 2a-7 under the 1940 Act, as amended from time to time, and which the Company's Board of Directors has determined present minimal credit risk.


CONCENTRATION OF INVESTMENTS


         As a non-fundamental policy, neither AIM TAX-EXEMPT CASH FUND nor AIM TAX-FREE INTERMEDIATE FUND will purchase any securities which would cause more than 25% of the value of its net assets at the time of such purchase to be invested in: (i) securities of one or more issuers conducting their principal activities in the same state, (ii) securities, the interest on which is paid from revenues of projects with similar characteristics or (iii) industrial development bonds; provided, that there is no limit with respect to investments in U.S. Treasury bills, other obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, certificates of deposit and guarantees of Municipal Securities by banks.

         As a non-fundamental policy, AIM HIGH INCOME MUNICIPAL FUND may invest more than 25% of the value of its total assets in Municipal Securities issued by entities having similar characteristics, such as where issuers are located in the same geographic area or where issuers' interest obligations are paid from revenue of similar projects. The Fund may also invest more than 25% of the value of its total assets in Municipal Securities with similar characteristics, such as industrial development revenue bonds, including pollution control revenue bonds, housing finance agency bonds or hospital bonds. The Fund may not, however, invest more than 25% of the value of its total assets in industrial development revenue bonds, including pollution control revenue bonds, issued for companies in the same industry. The Fund may, but does not currently intend to, invest more than 25% of the value of its total assets in securities whose issuers are located in any of the following states: Arizona, California, Colorado, Connecticut, Florida, Illinois, Michigan, Massachusetts, New Hampshire, New Jersey, New York, Ohio, Pennsylvania and Texas.


INVESTMENT RESTRICTIONS

         Each Fund is subject to the following restrictions which may not be changed without the approval of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a percentage limitation applies at the time of investment, without regard to later increases or decreases in the values of securities or assets.

         AIM TAX-EXEMPT CASH FUND may not:

         1. With respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (except securities issued, guaranteed or sponsored by the U.S. Government or its agencies and instrumentalities and except as permitted by Rule 2a-7, as amended from time to time, and except that such Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order).

         2. Borrow money or issue senior securities except for temporary or emergency purposes, except that it may enter into reverse repurchase agreements and may purchase when-issued securities (consistent with its investment policies and objectives).

         3. Purchase securities while borrowings in excess of 5% of its total assets are outstanding and, in addition, will not borrow money if such borrowing will exceed the borrowing limits established by the SEC for money market funds, as amended from time to time.

         4. Lend any portfolio securities if the value of the securities loaned by it would exceed an amount equal to one-third of its total assets.

         5. Concentrate 25% or more of its total assets in issuers in a particular industry. Tax-exempt securities issued by governments or political subdivisions of governments are not included within this restriction.

         6. Make short sales of securities or purchase securities on margin or invest in puts, calls, straddles, spreads or any combination thereof, except that it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities.

         7. Make loans, other than by investing in obligations in which it may invest consistent with its investment objective and policies, and other than by engaging in repurchase agreements and loans of portfolio securities as described above.

         8. Pledge, mortgage or hypothecate more than 33-1/3% of its total assets; provided that for purposes of this restriction, reverse repurchase agreements and loans of portfolio securities are not deemed to involve the pledge, mortgage or hypothecation of assets.

         9. Purchase or sell real estate, but it may invest in marketable securities secured by real estate or interests therein.

         10. Purchase or sell commodities or commodities futures contracts.

         11. Underwrite any issue of securities, except that it may purchase securities, either directly from an issuer or from an underwriter for an issuer, and later dispose of such securities in accordance with its investment program.


         AIM TAX-FREE INTERMEDIATE FUND may not:


         1. With respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (except securities issued, guaranteed or sponsored by the U.S. Government or its agencies and instrumentalities and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order).

         2. Borrow money or issue senior securities except for temporary or emergency purposes, except that it may enter into reverse repurchase agreements and may purchase when-issued securities (consistent with its investment policies and objectives).

         3. Purchase securities while borrowings in excess of 5% of its total assets are outstanding.

         4. Lend money or lend any portfolio securities if the value of the securities loaned by it would exceed an amount equal to one-third of its total assets.

         5. Concentrate 25% or more of its total assets in issuers in a particular industry. Tax-exempt securities issued by governments or political subdivisions of governments are not included within this restriction.

         6. Make short sales of securities or purchase securities on margin or invest in puts, calls, straddles, spreads or any combination thereof, except that it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities.

         7. Make loans, other than by investing in obligations in which it may invest consistent with its investment objective and policies, and other than by engaging in repurchase agreements and loans of portfolio securities as described above.

         8. Pledge, mortgage or hypothecate more than 33-1/3% of its total assets; provided that for purposes of this restriction, reverse repurchase agreements and loans of portfolio securities are not deemed to involve the pledge, mortgage or hypothecation of assets.

         9. Purchase or sell real estate, but it may invest in marketable securities secured by real estate or interests therein.

         10. Purchase or sell commodities or commodities futures contracts.

         11. Underwrite any issue of securities, except that it may purchase securities, either directly from an issuer or from an underwriter for an issuer, and later dispose of such securities in accordance with its investment program.

         AIM TAX-EXEMPT BOND FUND OF CONNECTICUT may not:

         1. Borrow money or issue senior securities except for temporary or emergency purposes, except that it may enter into reverse repurchase agreements and may purchase when-issued securities (consistent with its investment policies and objectives), and except that it may enter into financial futures contracts and it may borrow from banks provided that no borrowing exceeds one-third of the value of its total assets.

         2. Purchase securities while borrowings in excess of 5% of its total assets are outstanding.

         3. Lend any portfolio securities if the value of the securities loaned by it would exceed an amount equal to one-third of its total assets.

         4. Concentrate 25% or more of its total assets in issuers in a particular industry. Tax-exempt securities issued by governments or political subdivisions of governments are not included within this restriction.

         5. Make short sales of securities or purchase securities on margin or invest in puts, calls, straddles, spreads or any combination thereof, except that it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities, and it may make margin payments in connection with transactions in financial futures contracts and options thereon and municipal bond index futures contracts.

         6. Make loans, other than by investing in obligations in which it may invest consistent with its investment objective and policies, and other than by engaging in repurchase agreements and loans of portfolio securities as described above.

         7. Pledge, mortgage or hypothecate more than 33-1/3% of its total assets; provided that for purposes of this restriction, reverse repurchase agreements and loans of portfolio securities are not deemed to involve the pledge, mortgage or hypothecation of assets, and provided further that collateral arrangements with respect to margin for financial or municipal bond index futures contracts are not deemed to involve the pledge, mortgage or hypothecation of assets.

         8. Purchase or sell real estate, but it may invest in marketable securities secured by real estate or interests therein.

         9. Purchase or sell commodities or commodities futures contracts.

         10. Underwrite any issue of securities, except that it may purchase securities, either directly from an issuer or from an underwriter for an issuer, and later dispose of such securities in accordance with its investment program.


         AIM HIGH INCOME MUNICIPAL FUND may not:

         1. With respect to 75% of its total assets, purchase the securities of any issuer if such purchase would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (except securities issued, guaranteed or sponsored by the U.S. Government or its agencies, authorities and instrumentalities and except that the Fund may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order). For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state, and each multi-state agency of which such state is a member, as a separate issuer.

         2. Borrow money or issue senior securities, except (a) that it may borrow from banks for temporary or emergency purposes provided that borrowings may not exceed 33-1/3% of the value of its total assets (including the amount of such borrowings), and (b) that it may enter into reverse repurchase agreements and financial futures contracts, and (c) that it may purchase when-issued securities (consistent with its investment policies and objectives). For purposes of this restriction, collateral arrangements with respect to margin for financial futures contracts are not deemed to be a pledge of assets.

         3. Purchase securities while borrowings in excess of 5% of the value of its total assets are outstanding.

         4. Lend any of its portfolio securities if the value of the securities loaned by it would exceed an amount equal to one-third of its total assets.

         5. Lend money, other than by investing in debt instruments consistent with its investment objective and policies, and other than by entering into repurchase agreements and loans of portfolio securities as provided above.

         6. Concentrate 25% or more of the value of its total assets in industrial development revenue bonds, including pollution control bonds, issued for companies in the same industry. Investments in municipal securities and obligations issued, guaranteed or sponsored by the U.S. Government, its agencies, authorities or instrumentalities do not involve investment in any industry for purposes of this restriction.

         7. Pledge, mortgage or hypothecate more than 33-1/3% of its total assets; provided that for purposes of this restriction reverse repurchase agreements and loans of portfolio securities are not deemed to involve the pledge, mortgage or hypothecation of assets.

         8. Purchase or sell real estate, but it may invest in marketable securities secured by real estate or interests therein.

         9. Purchase or sell physical commodities or physical commodities futures contracts, except that it may purchase and sell financial futures contracts and options thereon for hedging purposes.

         10. Act as a securities underwriter except to the extent that it may be deemed to be an underwriter under the Securities Act of 1933 when purchasing or selling a portfolio security.

         11. Make short sales of securities or purchase securities on margin, except that it may obtain such short-term credits as are necessary for the clearance of purchases and sales of securities and may make margin payments in connection with transactions in financial futures contracts and options thereon.



         The following restrictions are non-fundamental and may be changed by the Company's Board of Directors. Pursuant to such restrictions:

         1. None of the Funds may invest in oil, gas or other mineral leases, rights, royalty contracts or exploration or development programs.

         2. None of the Funds may invest for the purpose of exercising control.


         3. AIM TAX-FREE INTERMEDIATE FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM HIGH INCOME MUNICIPAL FUND will not invest more than 15% of the value of their respective net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days. AIM TAX-EXEMPT CASH FUND will not invest more than 10% of its net assets in such securities.


         In order to permit the sale of the Funds' shares in certain states, the Funds may from time to time make commitments that are more restrictive than the restrictions described above. For example, as of the date of this Statement of Additional Information, (1) each of the Funds has undertaken that it will not invest more than 15% of its average net assets at the time of purchase in investments which are not readily marketable (Texas); (2) each of the Funds has undertaken to comply with Texas Rule 123.2(6) and follow SEC guidelines which provide that loans of portfolio securities will be fully collateralized (Texas); (3) each of the Funds has undertaken to comply with Texas Rule 123.2(4) and not issue shares for any consideration other than cash (Texas); (4) AIM TAX-EXEMPT BOND FUND OF CONNECTICUT has undertaken to not hedge over 5% of the value of its assets without first amending its prospectus to inform investors of the relevant risks (Maryland);
(5) each of the Funds has undertaken that it will not invest more than 15% of its respective total assets in securities of issuers which together with any predecessors have a record of less than three years of continuous operation or securities of issuers which are restricted as to disposition (Ohio); and (6) each of the AIM TAX-FREE INTERMEDIATE FUND and AIM TAX-EXEMPT CASH FUND has undertaken that it will not invest more than 5% of its total assets in securities of issuers which together with any predecessors have a record of less than three years of continuous operation (Arkansas). Should any of the Funds determine that any such commitment is no longer in the best interests of the Fund and its shareholders, that Fund will revoke the commitment by terminating sales of its shares in the state(s) involved.


         Any loan of portfolio securities by a Fund (as permitted by the above restrictions) would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned, or of delay in recovering the securities loaned, or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of securities will only be made to borrowers determined by AIM to be of good standing and only when, in AIM's judgment, the income to be earned from such loans justifies the attendant risks.


INVESTMENT IN NON-INVESTMENT GRADE SECURITIES: AIM TAX-EXEMPT BOND FUND OF CONNECTICUT AND AIM HIGH INCOME MUNICIPAL FUND ONLY

         As noted in its Prospectus, in pursuit of its investment objective AIM TAX-EXEMPT BOND FUND OF CONNECTICUT will maintain less than 35% of its net assets in debt securities rated below Baa/BBB. As noted in its Prospectus, in pursuit of its investment objective AIM HIGH INCOME MUNICIPAL FUND will usually maintain at least 80% of its net assets in Municipal Securities which are rated below Baa/BBB. Such non-investment grade debt securities are typically considered high risk securities and are commonly referred to as "junk bonds." During the latest fiscal year, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT did not invest in any securities which were rated below investment grade, and the Fund expects to invest less than 5% of its net assets in such securities during the next fiscal year. AIM HIGH INCOME MUNICIPAL FUND expects to invest at least 80% of its net assets in Municipal Securities which are non-investment grade during its initial fiscal year. See "Ratings of Securities" in this Statement of Additional Information.

         Issuers of non-investment grade debt securities are substantially leveraged, which may impair their ability to meet their obligations. In some cases, such securities are subordinated to the prior payment of indebtedness senior to the securities purchased by the Funds, thus potentially limiting a Fund's ability to recover full principal or to receive payments when senior securities are in default. When the secondary market for non-investment grade debt securities becomes increasingly illiquid, including the absence of readily available market quotations, the relative lack of reliable, objective data makes the responsibility of the Board of Directors to value a Fund's securities more difficult, and judgment plays a greater role in the valuation of portfolio securities, which may have a negative impact on the ability to accurately value the Fund's assets. Also, increased illiquidity in the non-investment grade debt market may affect a Fund's ability to dispose of portfolio securities at a desirable price.

         The credit rating of a security does not necessarily address its market value risk. Also, ratings may from time to time be changed to reflect developments in the issuer's financial condition. Non-investment grade debt securities have speculative characteristics which generally increase in number and significance with each successive lower rating category. Also, prices of non-investment grade debt securities have been found to be less sensitive to interest rate changes and more sensitive to adverse economic changes and individual issuer developments than more highly rated debt securities.

COVERED CALL OPTIONS: AIM HIGH INCOME MUNICIPAL FUND ONLY

         The Fund may write call options, but only on a covered basis; that is, the Fund will own the underlying security. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price, or in the absence of a sale, the last offering price. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

         A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option owns or has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than was received when the call option was written) a call option identical to the one originally written. The Fund as non-fundamental policies
(a) will not write covered call options which exceed 25% of the value of its net assets and (b) will only write covered call options for hedging purposes and will not use leverage in doing so.

PUT OPTIONS: AIM HIGH INCOME MUNICIPAL FUND ONLY

         The Fund may write put options on securities, but only on a covered basis; that is, the Fund will segregate liquid assets to satisfy any obligation of the Fund to purchase the underlying securities. A put option may be sold at a profit or loss depending upon changes in the price of the underlying security. The Fund as non-fundamental policies (a) will not write covered put options which exceed 25% of the value of its net assets and (b) will only write covered put options for hedging purposes and will not use leverage in doing so.

COMBINED OPTION POSITIONS: AIM HIGH INCOME MUNICIPAL FUND ONLY

         The Fund, for hedging purposes, may write combinations of put and call options on the same underlying security to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

FUTURES CONTRACTS: AIM TAX-EXEMPT BOND FUND OF CONNECTICUT AND AIM HIGH INCOME MUNICIPAL FUND ONLY

         In cases of purchases of futures contracts, an amount of liquid assets, equal to the cost of the futures contracts (less any related margin deposits), will be segregated with a Fund's custodian to collateralize the position and ensure that the use of such futures contracts is unleveraged. Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit liquid assets with its custodian for the account of the broker a stated amount, as called for by the particular contract. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions.

         Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called "variation margin," to and from the broker will be made on a daily basis as the price of the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. This process is known as "marking-to-market." For example, when a Fund has purchased an indexed futures contract and the price of the underlying index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment with respect to that increase in value. Conversely, where a Fund has purchased an indexed futures contract and the price of the underlying index has declined, that position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Variation margin payments would be made in a similar fashion when a Fund has purchased an interest rate futures contract. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or a gain.

         An interest rate futures contract is an agreement between two parties to buy and sell a debt security for a set price on a future date. Currently, there are futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, U.S. Treasury bills, Eurodollars and the Bond Buyer Municipal Bond Index.

OPTIONS ON FUTURES CONTRACTS: AIM TAX-EXEMPT BOND FUND OF CONNECTICUT AND AIM HIGH INCOME MUNICIPAL FUND ONLY

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option on a futures contract is exercised on the last trading date prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

         A Fund may purchase and sell put and call options on futures contracts in order to hedge the value of its portfolio against changes in market conditions. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities or currency, it may or may not be less risky than ownership of the futures contract or underlying securities or currency.

RISKS AS TO FUTURES CONTRACTS AND RELATED OPTIONS

         The use of futures contracts and related options as hedging devices presents several risks. One risk arises because of the imperfect correlation between movements in the price of hedging instruments and movements in the price of the debt securities which are the subject of the hedge. Such imperfect correlation is exacerbated in the case of AIM TAX-EXEMPT BOND FUND OF CONNECTICUT by the fact that futures contracts are not based on a portfolio of bonds issued by the State of Connecticut and its political subdivisions. If the price of a hedging instrument moves less than the price of the Fund's investments which are the subject of the hedge, the hedge will not be fully effective. If the price of a hedging instrument moves more than the price of the Fund's investments, a Fund will experience either a loss or a gain on the hedging instrument which will not be completely offset by movements in the price of the investments which are the subject of the hedge. The use of options on futures contracts involves the additional risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.

         Successful use of hedging instruments by a Fund is also subject to AIM's ability to predict correctly movements in the direction of interest rates. Because of possible price distortions in the futures and options markets, and because of the imperfect correlation between movements in the prices of hedging instruments and the investments being hedged, even a correct forecast by AIM of general market trends may not result in a completely successful hedging transaction.

         It is also possible that where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of debt securities held in a Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contracts and also experience a decline in the value of its portfolio securities.

         Positions in futures contracts or options may be closed out only on an exchange on which such contracts are traded. Although the Funds intend to purchase or sell futures contracts or purchase options only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a futures position or purchase an option at such time. In the event of adverse price movements under those circumstances, the Fund would continue to be required to make daily cash payments of maintenance margin on its futures positions. The extent to which the Fund may engage in futures contracts or related options will be limited by Internal Revenue Code requirements for qualification as a regulated investment company and the Funds' intent to continue to qualify as such. The result of a hedging program cannot be foreseen and may cause a Fund to suffer losses which it would not otherwise sustain.

AIM HIGH INCOME MUNICIPAL FUND

         The Fund may purchase insurance for non-insured Municipal Securities in which it invests. The purchase of such insurance is expected to enhance the value of the security for which insurance is purchased. The cost of purchasing such insurance would be an expense of the Fund.

         The Fund may purchase municipal forward contracts. A municipal forward contract is a Municipal Security which is purchased on a when-issued basis with delivery taking place up to five years from the date of purchase. AIM will monitor the liquidity, value, credit quality and delivery of the security under the supervision of the Board of Directors. The Fund will not invest more than 5% of the value of its total assets in municipal forward contracts.

         As discussed in the applicable Prospectus, the Fund may invest in municipal lease obligations. The Company's Board of Directors will establish guidelines for the determination of whether municipal lease obligations held by the Fund will be deemed liquid or illiquid, based on factors including but not limited to: the frequency of trades and quotes for the obligation, the number of dealers willing to purchase or sell the obligation and the number of potential buyers, the willingness of dealers to undertake to make a market in the obligation, and the nature of the marketplace trades.

         The Fund may from time to time invest more than 25% of the value of its total assets in securities whose issuers are located in one or more of the following states: Arizona, California, Colorado, Connecticut,

Florida, Illinois, Michigan, Massachusetts, New Hampshire, New Jersey, New York, Ohio, Pennsylvania and Texas.


                                   MANAGEMENT

DIRECTORS AND OFFICERS

         The directors and officers of the Company and their principal occupations during at least the last five years are set forth below.


============================================================================================================================
                                               Positions Held        Principal Occupation During At
         Name, Address and Age                 with Registrant            Least The Past 5 Years
----------------------------------------------------------------------------------------------------------------------------
*CHARLES T. BAUER (78)                          Director and         Chairman of the Board of
 11 Greenway Plaza, Suite 100                     Chairman           Directors, A I M Management Group
 Houston, TX  77046                                                  Inc., A I M Advisors, Inc.,
                                                                     A I M Capital Management, Inc.,
                                                                     A I M Distributors, Inc.,
                                                                     A I M Fund Services, Inc.,
                                                                     A I M Institutional Fund
                                                                     Services, Inc. and Fund
                                                                     Management Company; and Vice
                                                                     Chairman and Director, AMVESCAP
                                                                     PLC.

----------------------------------------------------------------------------------------------------------------------------
BRUCE L. CROCKETT (53)                            Director           Director, ACE Limited (insurance
906 Frome Lane                                                       company).  Formerly, Director,
McLean, VA 22102                                                     President and Chief Executive
                                                                     Officer, COMSAT Corporation and
                                                                     Chairman, Board of Governors
                                                                     of INTELSAT (international
                                                                     communications company).

----------------------------------------------------------------------------------------------------------------------------
OWEN DALY II (72)                                 Director           Director, Cortland Trust Inc.
Six Blythewood Road                                                  (investment company). Formerly,
Baltimore, MD  21210                                                 Director, CF & I Steel Corp.,
                                                                     Monumental Life Insurance Company
                                                                     and Monumental General Insurance
                                                                     Company; and Chairman of the
                                                                     Board of Equitable
                                                                     Bancorporation.

----------------------------------------------------------------------------------------------------------------------------
JACK FIELDS (45)                                  Director           Formerly, Member of the U.S.
2607 Old Humble Road                                                 House of Representatives.
Humble, TX 77338
----------------------------------------------------------------------------------------------------------------------------



--------

* A director who is an "interested person" of A I M Advisors, Inc. and the Company as defined in the 1940 Act.

============================================================================================================================
                                               Positions Held        Principal Occupation During At
         Name, Address and Age                 with Registrant       Least The Past 5 Years
----------------------------------------------------------------------------------------------------------------------------
**CARL FRISCHLING (60)                            Director           Partner, Kramer, Levin, Naftalis
   919 Third Avenue                                                  & Frankel (law firm); and
   New York, NY  10022                                               Director, ERD Waste, Inc. (waste
                                                                     management company), Aegis Consumer
                                                                     Finance (auto leasing company) and Lazard
                                                                     Funds, Inc. (investment companies). Formerly,
                                                                     Partner, Reid & Priest (law firm);
                                                                     and, prior thereto, Partner, Spengler
                                                                     Carlson Gubar Brodsky & Frischling (law firm).

----------------------------------------------------------------------------------------------------------------------------
*ROBERT H. GRAHAM  (50)                         Director and         Director, President and Chief
 11 Greenway Plaza,                              President           Executive Officer,
 Suite 100                                                           A I M Management Group Inc.;
 Houston, TX 77046                                                   Director and President,
                                                                     A I M Advisors, Inc.; Director
                                                                     and Senior Vice President,
                                                                     A I M Capital Management, Inc.,
                                                                     A I M Distributors, Inc.,
                                                                     A I M Fund Services, Inc.,
                                                                     A I M Institutional Fund
                                                                     Services, Inc. and Fund
                                                                     Management Company; Director,
                                                                     AMVESCAP PLC.

----------------------------------------------------------------------------------------------------------------------------
JOHN F. KROEGER (72)                              Director           Director, Flag Investors
37 Pippins Way                                                       International Fund, Inc., Flag
Morristown, NJ  07960                                                Investors Emerging Growth Fund,
                                                                     Inc., Flag Investors Telephone
                                                                     Income Fund, Inc., Flag Investors
                                                                     Equity Partners  Fund, Inc.,
                                                                     Total Return U.S. Treasury Fund,
                                                                     Inc., Flag Investors Intermediate
                                                                     Term Income Fund, Inc., Managed
                                                                     Municipal Fund, Inc., Flag
                                                                     Investors Value Builder Fund,
                                                                     Inc., Flag Investors Maryland
                                                                     Intermediate Tax-Free Income
                                                                     Fund, Inc., Flag Investors Real
                                                                     Estate Securities Fund, Inc.,
                                                                     Alex. Brown Cash Reserve Fund,
                                                                     Inc. and North American
                                                                     Government Bond Fund, Inc.
                                                                     (investment companies).
                                                                     Formerly, Consultant, Wendell &
                                                                     Stockel Associates, Inc.
                                                                     (consulting firm).
----------------------------------------------------------------------------------------------------------------------------


--------

** A director who is an "interested person" of the Company as defined in the 1940 Act.

* A director who is an "interested person" of A I M Advisors, Inc. and the Company as defined in the 1940 Act.

============================================================================================================================
                                               Positions Held        Principal Occupation During At
         Name, Address and Age                 with Registrant             Least The Past 5 Years
----------------------------------------------------------------------------------------------------------------------------
LEWIS F. PENNOCK  (54)                            Director           Attorney in private practice in
6363 Woodway, Suite 825                                              Houston, Texas.
Houston, TX  77057

----------------------------------------------------------------------------------------------------------------------------
IAN W. ROBINSON (74)                              Director           Formerly, Executive Vice
183 River Drive                                                      President and Chief Financial
Tequesta, FL  33469                                                  Officer, Bell Atlantic Management
                                                                     Services, Inc. (provider of centralized
                                                                     management services to telephone
                                                                     companies); Executive Vice President,
                                                                     Bell Atlantic Corporation (parent of
                                                                     seven telephone companies); and Vice
                                                                     President and Chief Financial Officer,
                                                                     Bell Telephone Company of Pennsylvania
                                                                     and Diamond State Telephone Company.

----------------------------------------------------------------------------------------------------------------------------
LOUIS S. SKLAR (57)                               Director           Executive Vice President,
Transco Tower, 50th Floor                                            Development and Operations, Hines
2800 Post Oak Blvd.                                                  Interests Limited Partnership
Houston, TX  77056                                                   (real estate development).

----------------------------------------------------------------------------------------------------------------------------
***JOHN J. ARTHUR  (52)                         Senior Vice          Senior Vice President and
   11 Greenway Plaza,                         President and          Treasurer, A I M Advisors, Inc.;
   Suite 100                                    Treasurer            and Vice President and Treasurer,
   Houston, TX 77046                                                 A I M Management Group Inc.,
                                                                     A I M Capital Management, Inc.,
                                                                     A I M Distributors, Inc.,
                                                                     A I M Fund Services, Inc.,
                                                                     A I M Institutional Fund
                                                                     Services, Inc. and Fund
                                                                     Management Company.

----------------------------------------------------------------------------------------------------------------------------
GARY T. CRUM  (49)                              Senior Vice          Director and President,
11 Greenway Plaza,                               President           A I M Capital Management, Inc.;
Suite 100                                                            Director and Senior Vice
Houston, TX 77046                                                    President, A I M Management Group
                                                                     Inc. and A I M Advisors, Inc.;
                                                                     and Director, A I M Distributors,
                                                                     Inc. and  AMVESCAP PLC.

----------------------------------------------------------------------------------------------------------------------------


--------

***      Mr. Arthur and Ms. Relihan are married to each other.

============================================================================================================================
                                               Positions Held        Principal Occupation During At
         Name, Address and Age                 with Registrant       Least The Past 5 Years

----------------------------------------------------------------------------------------------------------------------------
***CAROL F. RELIHAN (42)                        Senior Vice          Senior Vice President, General
   11 Greenway Plaza,Suite 100                 President and         Counsel and Secretary,
   Houston, TX  77046                            Secretary           A I M Advisors, Inc.; Vice
                                                                     President, General Counsel and
                                                                     Secretary, A I M Management Group
                                                                     Inc.; Vice President and General
                                                                     Counsel, Fund Management Company;
                                                                     and Vice President, A I M Capital
                                                                     Management, Inc.,
                                                                     A I M Distributors, Inc.,
                                                                     A I M Fund Services, Inc. and
                                                                     A I M Institutional Fund
                                                                     Services, Inc.

----------------------------------------------------------------------------------------------------------------------------
DANA R. SUTTON  (38)                                Vice             Vice President and Fund
11 Greenway Plaza,                             President and         Controller, A I M Advisors, Inc.;
Suite 100                                        Assistant           and Assistant Vice President and
Houston, TX 77046                                Treasurer           Assistant Treasurer, Fund
                                                                     Management Company.

----------------------------------------------------------------------------------------------------------------------------
STUART W. COCO (42)                            Vice President        Senior Vice President, A I M Capital
11 Greenway Plaza,                                                   Management, Inc. and Vice President,
Suite 100                                                            A I M Advisors, Inc.
Houston, TX 77046

----------------------------------------------------------------------------------------------------------------------------
MELVILLE B. COX  (53)                          Vice President        Vice President and Chief Compliance Officer,
11 Greenway Plaza, Suite 100                                         A I M Advisors, Inc., A I M Capital
Houston, TX 77046                                                    Management, Inc., A I M Distributors, Inc.,
                                                                     A I M Fund Services, Inc., A I M Institutional
                                                                     Fund Services, Inc. and Fund Management
                                                                     Company.

----------------------------------------------------------------------------------------------------------------------------
KAREN DUNN KELLEY (37)                         Vice President        Senior Vice President, A I M Capital
11 Greenway Plaza, Suite 100                                         Management, Inc. and Vice President,
Houston, TX 77046                                                    A I M Advisors, Inc.
----------------------------------------------------------------------------------------------------------------------------

         All of the directors of the Company serve as directors or trustees of some or all of the other AIM Funds. All of the Company's executive officers hold similar offices with some or all of the other AIM Funds.

         The standing committees of the Board of Directors are the Audit Committee, the Investments Committee, and the Nominating and Compensation Committee.

         The members of the Audit Committee are Messrs. Crockett, Daly, Fields, Frischling, Kroeger (Chairman), Pennock, Robinson and Sklar. The Audit Committee is responsible for meeting with the Funds' auditors to review audit procedures and results and to consider any matters arising from an audit to be brought to the attention of the directors as a whole with respect to the Funds' portfolio accounting or their internal accounting controls, and for considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.



--------

***      Mr. Arthur and Ms. Relihan are married to each other.

         The members of the Investments Committee are Messrs. Bauer, Crockett, Daly (Chairman), Fields, Frischling, Kroeger, Pennock, Robinson and Sklar. The Investments Committee is responsible for reviewing portfolio compliance, brokerage allocation, portfolio investment pricing issues, interim dividend and distribution issues, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

         The members of the Nominating and Compensation Committee are Messrs. Crockett, Daly, Fields, Kroeger, Pennock (Chairman), Robinson and Sklar. The Nominating and Compensation Committee is responsible for considering and nominating individuals to stand for election as directors who are not interested persons as long as any of the Funds maintains a distribution plan pursuant to Rule 12b-1 under the 1940 Act, reviewing from time to time the compensation payable to the disinterested directors, and considering such matters as may from time to time be set forth in a charter adopted by the Board of Directors and such committee.

REMUNERATION OF DIRECTORS

         Each director is reimbursed for expenses incurred in connection with each meeting of the Board of Directors or any committee thereof. Each director who is not also an officer of the Company is compensated for his services according to a fee schedule which recognizes the fact that such director also serves as a director or trustee of other AIM Funds. Each such director receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Set forth below is information regarding compensation paid or accrued for each director of the Company:

==================================================================================================
                                                            RETIREMENT
                                     AGGREGATE               BENEFITS                   TOTAL
                                   COMPENSATION               ACCRUED               COMPENSATION
                                     FROM THE               BY ALL AIM              FROM ALL AIM
             DIRECTOR               COMPANY(1)                FUNDS(2)                FUNDS(3)
--------------------------------------------------------------------------------------------------
Charles T. Bauer                  $        0               $         0                   $ 0
--------------------------------------------------------------------------------------------------
Bruce L. Crockett                      2,744                    38,621                68,000
--------------------------------------------------------------------------------------------------
Owen Daly II                           2,755                    82,607                68,000
--------------------------------------------------------------------------------------------------
Jack Fields(4)                           184                         0                     0
--------------------------------------------------------------------------------------------------
Carl Frischling                        2,774                    56,683                68,000 (5)
--------------------------------------------------------------------------------------------------
Robert H. Graham                           0                         0                     0
--------------------------------------------------------------------------------------------------
John F. Kroeger                        2,671                    83,654                66,000
--------------------------------------------------------------------------------------------------
Lewis F. Pennock                       2,712                    33,702                67,000
--------------------------------------------------------------------------------------------------
Ian Robinson                           2,774                    64,973                68,000
--------------------------------------------------------------------------------------------------
Louis S. Sklar                         2,712                    47,593                66,500
==================================================================================================



(1) The total amount of compensation deferred by all Directors of the Company during the fiscal year ended March 31, 1997, including interest earned thereon, was $11,985.

(2) During the fiscal year ended March 31, 1997, the total amount of expenses allocated to the Company in respect of such retirement benefits was $1,187. Data reflects compensation for the calendar year ended December 31, 1996.

(3) Each Director serves as director or trustee of a total of 11 registered investment companies advised by AIM. Data reflect total compensation for the calendar year ended December 31, 1996.

(4) Mr. Fields did not serve as a Director during the calendar year ended December 31, 1996.


(5) See also page 26 regarding fees earned by Mr. Frischling's former law firm.



AIM FUNDS RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

         Under the terms of the AIM Funds Retirement Plan for Eligible Directors/Trustees (the "Plan"), each director (who is not an employee of any of the AIM Funds, A I M Management Group Inc. or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Directors. Pursuant to the Plan, the normal retirement date is the date on which the eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the regulated investment companies managed, administered or distributed by AIM or its affiliates (the "Applicable AIM Funds"). Each eligible director is entitled to receive an annual benefit from the Applicable AIM Funds commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 75% of the retainer paid or accrued by the Applicable AIM Funds for such director during the twelve-month period immediately preceding the director's retirement (including amounts deferred under a separate agreement between the Applicable AIM Funds and the director) for the number of such Director's years of service (not in excess of 10 years of service) completed with respect to any of the AIM Funds. Such benefit is payable to each eligible director in quarterly installments. If an eligible director dies after attaining the normal retirement date but before receipt of any benefits under the Plan commences, the director's surviving spouse (if any) shall receive a quarterly survivor's benefit equal to 50% of the amount payable to the deceased director for no more than ten years beginning the first day of the calendar quarter following the date of the director's death. Payments under the Plan are not secured or funded by any AIM Fund.

         Set forth below is a table that shows the estimated annual benefits payable to an eligible director upon retirement assuming the retainer amount reflected below and various years of service. The estimated credited years of service as of March 31, 1997, for Messrs. Crockett, Daly, Fields, Frischling, Kroeger, Pennock, Robinson and Sklar are 10, 10, 0, 19, 19, 15, 10 and 7 years, respectively.

                       ESTIMATED BENEFITS UPON RETIREMENT

      ==================================================================
              Number of            Annual Retainer Paid By All AIM Funds
              Years of
            Service With the                      $80,000
              AIM Funds
      ==================================================================
                 10                               $60,000
      ------------------------------------------------------------------
                  9                               $54,000
      ------------------------------------------------------------------
                  8                               $48,000
      ------------------------------------------------------------------
                  7                               $42,000
      ------------------------------------------------------------------
                  6                               $36,000
      ------------------------------------------------------------------
                  5                               $30,000
      ==================================================================


DEFERRED COMPENSATION AGREEMENTS

         Messrs. Daly, Frischling, Kroeger, Robinson and Sklar (for purposes of this paragraph only, the "deferring directors") have each executed a Deferred Compensation Agreement (collectively, the "Agreements"). Pursuant to the Agreements, the deferring directors may elect to defer receipt of up to 100% of their compensation payable by the Company, and such amounts are placed into a deferral account. Currently, the deferring directors may select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the deferring directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five
(5) or ten (10) years (depending on the Agreement) beginning on the date the deferring director's retirement benefits commence under the Plan. The Company's Board of Directors, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the deferring director's termination of service as a director of the Company. If a deferring director dies prior to the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a single lump sum payment as soon as practicable after such deferring director's death. The Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the deferring directors have the status of unsecured creditors of the Company and of each other AIM Fund from which they are deferring compensation.

         Effective September 1994, the firm of Kramer, Levin, Naftalis & Frankel ("Kramer Levin") was appointed counsel to the Board of Directors. During the year ended March 31, 1997, AIM TAX-EXEMPT CASH FUND paid $3,973 in legal fees to Kramer Levin. During the year ended March 31, 1997, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT paid $3,997 in legal fees to Kramer Levin. During the year ended March 31, 1997, AIM TAX-FREE INTERMEDIATE FUND paid $4,122 in legal fees to Kramer Levin. Mr. Frischling, a director of the Company, is a partner in Kramer Levin.



                     INVESTMENT ADVISORY AND OTHER SERVICES


         AIM is a wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046. AIM Management, an indirect subsidiary of AMVESCAP PLC, has been engaged in the financial services business since 1976. AMVESCAP PLC and its subsidiaries are an independent investment management group engaged in institutional investment management and retail fund business in the United States, Europe and the Pacific Region. Certain of the directors and officers of AIM are also executive officers of the Company and their affiliations are shown under "Directors and Officers". AIM Capital, a wholly owned subsidiary of AIM, is engaged in the business of providing investment advisory services to investment companies, corporations, institutions and other accounts.



         AIM was organized in 1976 and, together with its subsidiaries, advises or manages 56 investment company portfolios. As of October 1, 1997, the total assets of the investment company portfolios advised or managed by AIM and its subsidiaries were approximately $83.2 billion.


         AIM and the Company have adopted a Code of Ethics which requires investment personnel and certain other employees (a) to pre-clear all personal securities transactions subject to the Code of Ethics, (b) to file reports or duplicate confirmations regarding such transactions, (c) to refrain from personally engaging in (i) short-term trading of a security, (ii) transactions involving a security within seven days of an AIM Fund transaction involving the same security, and (iii) transactions involving securities being considered for investment by an AIM Fund, and (d) to abide by certain other provisions under the Code of Ethics. The Code of Ethics also prohibits investment personnel and all other AIM employees from purchasing securities in an initial public offering. Personal trading reports are reviewed periodically by AIM, and the Board of Directors reviews quarterly and annual reports (including information on any substantial violations of the Code of Ethics). Violations of the Code of Ethics may include censure, monetary penalties, suspension or termination of employment.

         The Company, on behalf of each Fund, has entered into a Master Investment Advisory Agreement (the "Advisory Agreement") and a Master Administrative Services Agreement (the "Administrative Agreement") with AIM, each dated February 28, 1997.

         The Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of the Fund not assumed by AIM, including, without limitation: brokerage commissions; taxes, legal, accounting, auditing or governmental fees; the cost of preparing share certificates; custodian, transfer and shareholder service agent costs; expenses of issue, sale, redemption and repurchase of shares; expenses of registering and qualifying shares for sale; expenses relating to director and shareholder meetings; the cost of preparing and distributing reports and notices to shareholders; the fees and other expenses incurred by the Company on behalf of each Fund in connection with membership in investment company organizations; the cost of printing copies of prospectuses and statements of additional information distributed to the Fund's shareholders; and all other charges and costs of the Fund's operations unless otherwise explicitly provided. The Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Company's Board of Directors and by the affirmative vote of a majority of the directors who are not parties to the Advisory Agreement or "interested persons" of any such party (the "Non-Interested Directors") by votes cast in person at a meeting called for such purpose. The Advisory Agreement was initially approved by the Company's Board of Directors (including the affirmative vote of all the Non-Interested Directors on December 11, 1996, and was approved by the Funds' shareholders on February 7, 1997. The Advisory Agreement became effective as of February 28, 1997. Under the Advisory Agreement, AIM is entitled to receive a fee from AIM TAX-EXEMPT CASH FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT at the annual rates of 0.35% and 0.50% of those Funds' average daily net assets, respectively. The Advisory Agreement provides that AIM is entitled to receive a fee from AIM TAX-FREE INTERMEDIATE FUND at the following annual rates based on the Fund's average daily net assets:



                         AIM TAX-FREE INTERMEDIATE FUND


                  NET ASSETS                       ANNUAL RATE
                  ----------                       -----------
                  First $500 million                  0.30%
                  Next $500 million                   0.25%
                  Amount over $1 billion              0.20%


         The Advisory Agreement provides that AIM is entitled to receive a fee from AIM HIGH INCOME MUNICIPAL FUND at the following annual rates based on the Fund's average daily net assets:

                         AIM HIGH INCOME MUNICIPAL FUND

                  NET ASSETS                       ANNUAL RATE
                  ----------                       -----------
                  First $500 million                   0.60%
                  Next $500 million                    0.55%
                  Next $500 million                    0.50%
                  Amount over $1.5 billion             0.45%


         Each Fund or AIM may terminate the Advisory Agreement on sixty (60) days' written notice without penalty. The Advisory Agreement terminates automatically in the event of its assignment.

         The Advisory Agreement provides that if, for any fiscal year, the total of all ordinary business expenses of a Fund, including all investment advisory fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses, such as litigation costs, exceed the applicable expense limitations imposed by state securities regulations in any state in which that Fund's shares are qualified for sale, as such limitations may be raised or lowered from time to time, the aggregate of all such investment advisory fees paid by such Fund shall be reduced by the amount of such excess. The amount of any such reduction to be borne by AIM shall be deducted from the monthly investment advisory fee otherwise payable to AIM during such fiscal year. If required pursuant to such state securities regulations, AIM will reimburse a Fund no later than the last day of the first month of the next succeeding fiscal year for any such annual operating expenses (after reduction of all investment advisory fees in excess of such limitation).


         For the years ended March 31, 1997, 1996 and 1995, AIM received advisory fees from AIM TAX-EXEMPT CASH FUND of $125,537, $101,649 and $119,085, respectively.

         For the years ended March 31, 1997, 1996 and 1995, AIM received advisory fees from AIM TAX-FREE INTERMEDIATE FUND of $276,828, $232,893 and $283,990, respectively.


         For the year ended March 31, 1997, AIM received advisory fees from AIM TAX-EXEMPT BOND FUND OF CONNECTICUT of $194,372. For the years ended March 31, 1996 and 1995, AIM received no advisory fees from AIM TAX-EXEMPT BOND FUND OF CONNECTICUT, and for the years ended March 31, 1997, 1996 and 1995, AIM waived fees from the Fund in the amount of $144,775, $198,182 and $195,413, respectively.

         The Administrative Agreement for the Funds provides that AIM may perform, or arrange for the performance of, certain accounting and other administrative services to the Funds which are not required to be performed by AIM under the Advisory Agreement. For such services, AIM would be entitled to receive from each Fund reimbursement of AIM's costs or such reasonable compensation as may be approved by the Company's Board of Directors. The Administrative Agreement provides that such agreement will continue in effect until June 30, 1998, and shall continue in effect from year to year thereafter only if such continuance is specifically approved at least annually by the Company's Board of Directors, including the Non-Interested Directors, by votes cast in person at a meeting called for such purpose. The Administrative Agreement was initially approved by the Company's Board of Directors (including the Non-Interested Directors) on December 11, 1996, and became effective as of February 28, 1997.

         In addition, the Amended and Restated Transfer Agency and Service Agreement (the "Transfer Agency and Service Agreement") between the Company and A I M Fund Services, Inc. ("AFS"), a registered transfer agent and wholly owned subsidiary of AIM, will perform certain shareholder services for the Funds for a fee per account serviced. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares, prepare and transmit payments for dividends and distributions declared by the Funds, maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts. The original transfer agency and service agreement became effective on November 1, 1994 and the Transfer Agency and Service Agreement became effective September 20, 1997.


         For the years ended March 31, 1997, 1996 and 1995, AIM TAX-EXEMPT CASH FUND reimbursed AIM in the amounts of $34,329, $34,220 and $43,481, respectively, for administrative services.


         For the years ended March 31, 1997, 1996 and 1995, the AIM TAX-FREE INTERMEDIATE FUND reimbursed AIM in the amounts of $52,666, $44,054 and $43,890, respectively, for administrative services.


         For the years ended March 31, 1997, 1996 and 1995, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT reimbursed AIM in the amounts of $49,467, $45,950 and $46,754, respectively, for administrative services.


DISTRIBUTION PLANS

         THE CLASS A AND C PLAN. The Company has adopted a Third Amended and Restated Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares of AIM TAX-EXEMPT CASH FUND, AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM HIGH INCOME MUNICIPAL FUND, and the Class C shares of AIM HIGH INCOME MUNICIPAL FUND (the "Class A and C Plan"). The Class A and C Plan provides that Class A shares pay 0.25% per annum of their average daily net assets as compensation to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. The Class A and C Plan also provides that Class C shares pay 1.00% per annum of their average daily net assets as compensation to AIM Distributors. Of such amount, the Class C shares pay a service fee of 0.25% of their average daily net assets to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class C shares. Activities appropriate for financing under the Class A and C Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class A and C Plan.

         THE CLASS B PLAN. The Company has also adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class B shares of AIM HIGH INCOME MUNICIPAL FUND (the "Class B Plan", and collectively with the Class A and C Plan, the "Plans"). Under the Class B Plan, the Class B shares pay compensation to AIM Distributors at an annual rate of 1.00% of their average daily net assets.

Of such amount, the Class B shares pay a service fee of 0.25% of their average daily net assets to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares, including, but not limited to, printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class B Plan. AIM Distributors may transfer and sell its rights under the Class B Plan in order to finance distribution expenditures in respect of Class B shares.

         BOTH PLANS. Pursuant to an incentive program, AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Funds. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of several special investment plans offered in connection with the purchase of the Funds' shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Funds' shares; and providing such other information and services as the Funds or the customer may reasonably request.

         Under the Plans, in addition to the Shareholder Service Agreements authorizing payments to selected dealers, banks may enter into Shareholder Service Agreements authorizing payments under the Plans to be made to banks which provide services to their customers who have purchased shares. Services provided pursuant to Shareholder Service Agreements with banks may include some or all of the following: answering shareholder inquiries regarding the Funds and the Company; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by the bank; forwarding applicable prospectuses, proxy statements, reports and notices to bank clients who hold shares of the Funds; and such other administrative services as the Funds reasonably may request, to the extent permitted by applicable statute, rule or regulation. Similar agreements may be permitted under the Plans for institutions which provide recordkeeping for and administrative services to 401(k) plans.

         Financial intermediaries and any other person entitled to receive compensation for selling shares of the Funds may receive different compensation for selling shares of one particular class over another.

         Under a Shareholder Service Agreement, the Funds agree to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement generally will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate of 0.25% of the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which the Funds' shares are held. Due to AIM Distributors' waiver of fees payable by AIM TAX-EXEMPT CASH FUND under the Plan, fees payable under Shareholder Service Agreements currently are limited to 0.10% of the average daily net asset value of that Fund's shares purchased or acquired through exchange.

         The Plans are subject to any applicable limitations imposed from time to time by rules of the National Association of Securities Dealers, Inc.

         AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

         For the years ended March 31, 1997, 1996 and 1995, the Class A shares of AIM TAX-EXEMPT CASH FUND paid a total of $35,864, $29,043 and $34,024, respectively, under the Class A and C Plan, which constituted 0.10%, 0.10% and 0.10%, respectively, of such Class A shares' average daily net assets. For the years ended March 31, 1997, 1996 and 1995, the Class A shares of AIM TAX-EXEMPT BOND FUND OF CONNECTICUT paid a total of $97,186, $99,095 and $97,706, respectively, under the Class A and C Plan, which constituted 0.25%, 0.25% and 0.25%, respectively, of such Class A shares' average daily net assets.

An estimate by category of actual fees paid by the Class A shares under the Class A and C Plan during the year ended March 31, 1997, were allocated as follows:


                                                                                   AIM TAX-EXEMPT
                                                        AIM TAX-EXEMPT              BOND FUND OF
                                                           CASH FUND                 CONNECTICUT
                                                        --------------             -------------
CLASS A

         Advertising                                      $   4,192                      $ 1,897

         Printing and mailing prospectuses,                   1,048                          -0-
         semi-annual reports and annual
         reports (other than to current
         shareholders)

         Seminars                                             1,048                          -0-

         Compensation to Underwriters to                        -0-                          -0-
         partially offset other marketing
         expenses

         Compensation to Dealers                             29,573                       95,291
         including finder's fees

         Compensation to Sales Personnel                        -0-                          -0-

         Annual Report Total                                 35,861                       97,188


         The Plans require AIM Distributors to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board of Directors reviews these reports in connection with their decisions with respect to the Plans.

         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans ("Qualified Directors"). In approving the Plans in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of each applicable Fund, and its respective shareholders.

         The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

         Unless the Plans are terminated earlier in accordance with their terms, the Plans continue in effect until June 30, 1998, and thereafter, both Plans continue as long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of the Qualified Directors.

         The Plans may be terminated by the vote of a majority of the Qualified Directors, or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, it may be amended by the directors, including a majority of the Qualified Directors, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors. In the event the Class A and C Plan is amended in a manner which the Board of Directors determines would materially increase the charges paid under the Class A and C Plan, the Class B shares of the Company will no longer convert into Class A shares of the Company unless the Class B shares, voting separately, approve such amendment. If the Class B shareholders do not approve such amendment, the Board of Directors will (i) create a new class of shares of the Company which is identical in all material respects to the Class A shares as they existed prior to the implementation of the amendment, and (ii) ensure that the existing Class B shares of the Company will be exchanged or converted into such new class of shares no later than the date the Class B shares were scheduled to convert into Class A shares.

         The principal differences between the Class A and C Plan and the Class B Plan are: (i) the Class A and C Plan allows payment to AIM Distributors or to dealers or financial institutions of up to 0.25% of average daily net assets of the Class A shares of AIM Tax-Exempt Cash Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM High Income Municipal Fund, as compared to 1.00% of such assets of the Class B shares of AIM High Income Municipal Fund; (ii) the Class B Plan obligates the Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors unless there has been a complete termination of the Class B Plan (as defined in such Plan); and (iii) the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

THE DISTRIBUTOR

         Information concerning AIM Distributors and the continuous offering of the Funds' shares is set forth in the Prospectuses under the headings "How to Purchase Shares" and "Terms and Conditions of Purchase of the AIM Funds." An Amended and Restated Master Distribution Agreement with AIM Distributors relating to the Class A shares of the Funds and Class C shares of AIM High Income Municipal Fund was approved by the Board of Directors of the Company on September 20, 1997. A Master Distribution Agreement with AIM Distributors relating to the Class B shares of AIM High Income Municipal Fund was also approved by the Board of Directors of the Company on September 20, 1997. Both such Master Distribution agreements are hereinafter collectively referred to as the "Distribution Agreements".

         The Distribution Agreements provide that AIM Distributors will bear the expenses of printing from the final proof and distributing the Funds' prospectuses and statements of additional information relating to public offerings made by AIM Distributors pursuant to the Distribution Agreements (other than those prospectuses and statements of additional information distributed to existing shareholders of the Funds), and any promotional or sales literature used by AIM Distributors or furnished by AIM Distributors to dealers in connection with the public offering of the Funds' shares, including expenses of advertising in connection with such public offerings. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B shares and Class C shares of AIM High Income Municipal Fund at the time of such sales. Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. AIM Distributors anticipates that it will require a number of years to recoup from Class B Plan payments the sales commissions paid to dealers and institutions in connection with sales of Class B shares.

         In the future, if multiple distributors serve AIM High Income Municipal Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of such Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of AIM High Income Municipal Fund at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

         The Company (on behalf of any class of the Funds) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors; provided, however, that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or Distribution Agreement does not affect the obligations of Class B shareholders to pay contingent deferred sales charges.

         For the years ended March 31, 1997, 1996 and 1995, the total sales charges paid in connection with the sale of Class A shares of AIM TAX-FREE INTERMEDIATE FUND were $82,414, $69,848 and $71,141, respectively, of which AIM Distributors retained $21,018, $18,234 and $18,075, respectively.

         For the years ended March 31, 1997, 1996 and 1995, the total sales charges paid in connection with the sale of Class A shares of AIM TAX-EXEMPT BOND FUND OF CONNECTICUT were $152,493, $183,364 and $132,560, respectively, of which AIM Distributors retained $27,428, $33,891 and $21,690, respectively.

                           MISCELLANEOUS INFORMATION

SHAREHOLDER INQUIRIES

         The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

AUDIT REPORTS

         The Board of Directors will issue to shareholders at least semi-annually the Funds' financial statements. Financial statements, audited by independent auditors, will be issued annually. The firm of Price Waterhouse LLP served as the auditors to AIM TAX-EXEMPT CASH FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT for the year ended December 31, 1992. The firm of KPMG Peat Marwick LLP, 700 Louisiana, NationsBank Building, Houston, Texas 77002, currently serves as the auditors of the Funds.

LEGAL MATTERS

         Legal matters for the Company have been passed upon by Ballard Spahr Andrews & Ingersoll, Philadelphia, Pennsylvania.

CUSTODIAN AND TRANSFER AGENT

         The Bank of New York (the "Custodian"), 90 Washington Street, 11th Floor, New York, New York 10286 is custodian of all securities and cash of the Funds. Under its contract with the Company, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. A I M Fund Services, Inc., a wholly owned subsidiary of AIM (the "Transfer Agent"), P.O. Box 4739, Houston, Texas 77210-4739, acts as transfer and dividend disbursing agent for the Funds. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets. The Funds pay the Custodian and the Transfer Agent such compensation as may be agreed upon from time to time.

         Texas Commerce Bank National Association, 712 Main, Houston, Texas 77002, serves as Sub-Custodian for retail purchases of the AIM Funds.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         As of October 1, 1997, the directors and officers of the Company as a group owned less than 1% of the outstanding Class A shares of AIM TAX-EXEMPT BOND FUND OF CONNECTICUT and AIM HIGH INCOME MUNICIPAL FUND. Also as of October 1, 1997, the directors and officers of the Company as a group owned 3.89% of the outstanding Class A shares of AIM TAX-EXEMPT CASH FUND. Also as of October 1, 1997, the directors and officers of the Company as a group owned 37.73% of the outstanding Class A shares of AIM TAX-FREE INTERMEDIATE FUND.

         To the best knowledge of the Company, the names and addresses of the holders of 5% or more of the outstanding shares of each class of each Fund as of October 1, 1997, and the amount of outstanding shares held of record or beneficially by such holders are set forth below:

                                                                         Percent Owned
                       Name and Address of           Percent Owned         of Record
Fund                Record or Beneficial Owner        of Record*        and Beneficially
----                --------------------------       -------------      ----------------
AIM Tax-Free        Gary T. Crum                         26.57%**            -0-
Intermediate Fund - 11 Greenway Plaza Suite 100
   Class A Shares   Houston, TX 77046

                    CFP Holdings Ltd (Partnership)          -0-            8.57%
                    ATTN: Gary Crum
                    11 Greenway Plaze Suite 100
                    Houston, TX 77046

                    Jonathan C. Schoolar                   6.16%             -0-
                    3722 Tartan Lane
                    Houston, TX 77025

                    J. Abbott Sprague and                   -0-            5.39%
                    Leslie M. Sprague JT-Ten
                    3451 Piping Rock
                    Houston, TX 77027-0000

AIM Tax-Exempt      Gary T. Crum TTEE                       -0-           10.65%
Cash Fund -         Charles Douglas Bauer
   Class A Shares   Management Trust
                    11 Greenway Plaza Suite 100
                    Houston, TX 77046
                    ATTN: Gary Crum

                    P. Andrews McLane                      8.34%             -0-
                    77 Dean Road
                    Weston, MA 02193-0000

                    Gary T. Crum                           7.41%             -0-
                    11 Greenway Plaza Suite 100
                    Houston, TX 77046




AIM High Income
Municipal Fund

         AIM provided the initial capitalization of AIM High Income Municipal Fund and, accordingly, as of the date of this Statement of Additional Information, owned more than 25% of the issued and outstanding Class A shares, Class B shares and Class C shares of the Fund and therefore could be deemed to "control" the Fund as that term is defined in the 1940 Act. It is anticipated that upon commencement of the public offering of the Fund's shares, AIM will cease to control the Fund for purposes of the 1940 Act.


---------------

* The Company has no knowledge as to whether all or any of the shares owned of record only are also owned beneficially.


** A shareholder who holds 25% or more of the outstanding shares of a class may be presumed to be in "control" of such class of shares, as defined in the 1940 Act.

                       HOW TO PURCHASE AND REDEEM SHARES

         A complete description of the manner by which the shares of the Funds may be purchased appears in the Prospectuses under the headings "How to Purchase Shares," "Terms and Conditions of Purchase of the AIM Funds" and "Special Plans."


         The sales charge normally deducted on purchases of Class A shares of AIM TAX-FREE INTERMEDIATE FUND, AIM HIGH INCOME MUNICIPAL FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of such Funds' shares. Since there is little expense associated with unsolicited orders placed directly with AIM Distributors by persons who, because of their relationship with the Funds or with AIM and its affiliates, are familiar with the Funds (e.g., due to the size of the transaction and shareholder records required), AIM Distributors believes that it is appropriate and in a Fund's best interest that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase Class A shares of AIM TAX-FREE INTERMEDIATE FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT through AIM Distributors without payment of a sales charge. The persons who may purchase Class A shares of those Funds without a sales charge are set forth in the Prospectuses.

         Complete information concerning the method of exchanging shares of the Funds for shares of the other AIM Funds is set forth in the Prospectuses under the heading "Exchange Privilege."

         Information concerning redemption of the Funds' shares is set forth in the Prospectuses under the heading "How to Redeem Shares." In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds (telephone: (800) 959-4246) and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such arrangement is subject to timely receipt by the Transfer Agent of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.


         The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange (the "NYSE") is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

         A Fund's net asset value is calculated by dividing the number of outstanding shares into the net assets of the Fund. Net assets are the excess of a Fund's assets over its liabilities.

         For AIM TAX-EXEMPT CASH FUND: The Fund may use the amortized cost method to determine its net asset value so long as the Fund does not (a) purchase any instrument with a remaining maturity greater than 397 days (for these purposes, repurchase agreements shall not be deemed to involve the purchase by the Fund of the securities pledged as collateral in connection with such agreements) or (b) maintain a dollar-weighted average portfolio maturity in excess of 90 days, and otherwise complies with the terms of rules adopted by the SEC.

         Under the amortized cost method, each investment is valued at its cost and thereafter any discount or premium is amortized on a constant basis to maturity. While this method provides certainty of valuation, it may result in periods in which the amortized cost value of the Fund's investments is higher or lower than the price that would be received if the investments were sold. During periods of declining interest rates, use by the Fund of the amortized cost method of valuing its portfolio may result in a lower value than the market value of the portfolio, which could be an advantage to new investors relative to existing shareholders. The converse would apply in a period of rising interest rates.

         The Board of Directors has established procedures designed to stabilize at $1.00, to the extent reasonably possible, the Fund's net asset value per share. Such procedures include review of portfolio holdings by the directors at such intervals as they may deem appropriate to determine whether net asset value, calculated by using available market quotations, deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to investors or existing shareholders. In the event the directors determine that a deviation having such a result exists, they intend to take such corrective action as they deem necessary and appropriate, including the sale of portfolio securities prior to maturity in order to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redemption of shares in kind; or establishing a net asset value per share by using available market quotations, in which case, the net asset value could possibly be more or less than $1.00 per share.


         For AIM TAX-FREE INTERMEDIATE FUND, AIM HIGH INCOME MUNICIPAL FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT: Securities held by AIM TAX-FREE INTERMEDIATE FUND, AIM HIGH INCOME MUNICIPAL FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT are valued using market quotations or at fair value determined by a pricing service approved by the Board of Directors. Debt securities with remaining maturities of sixty (60) days or less are valued on the basis of amortized cost. All variable rate securities held by such Funds, with an unconditional demand or put feature exercisable within seven (7) days or less are valued at par, which reflects the market value of such securities. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

         The following formula may be used to determine the public offering price per share of an investment in AIM TAX-FREE INTERMEDIATE FUND, AIM HIGH INCOME MUNICIPAL FUND or AIM TAX-EXEMPT BOND FUND OF CONNECTICUT:


 Net Asset Value / (1 - Sales Charge as % of Offering Price) = Offering Price.


                        DETERMINATION OF NET ASSET VALUE


         The net asset value per share of each Fund is normally determined daily as of the close of trading of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the net asset value of a Fund share is determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contract closing prices which are available fifteen (15) minutes after the close of trading on the NYSE will generally be used. The net asset values per share of the various classes of a Fund will differ because different expenses are attributable to each class. The income or loss and the expenses common to all classes of a Fund are allocated to each class on the basis of the net assets of the Fund allocable to each such class, calculated as of the close of business on the previous business day, as adjusted for the current day's shareholder activity of each class. In addition to certain common expenses which are allocated to all classes of a Fund, certain expenses, such as those related to the distribution of shares of a class, are allocated only to the class to which such expenses relate. The net asset value per share of a class is determined by subtracting the liabilities (e.g., the expenses) of the Fund allocated to the class from the assets of the Fund allocated to the class and dividing the result by the total number of shares outstanding of such class. Determination of each Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         Option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having sixty
(60) days or less to maturity are valued at amortized cost, which approximates market value.


         Generally, trading in foreign securities, corporate bonds, municipal bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS


         Net investment income for each Fund is declared as a dividend to the shareholders of record of such Fund on each business day of the Fund. Dividends will be paid monthly. Net realized capital gains, if any, are normally distributed annually, although AIM TAX-EXEMPT CASH FUND may distribute short-term capital gains more frequently. Dividends and distributions are reinvested in additional full and fractional shares of the same class of each Fund at the net asset value thereof, unless the shareholder has elected to have dividends and distributions paid in cash. Dividends and distributions may also be reinvested in shares of another AIM Fund. See the caption "Dividends, Distributions and Tax Matters" in the Prospectuses.

         Dividends with respect to the shares of AIM TAX-FREE INTERMEDIATE FUND, AIM HIGH INCOME MUNICIPAL FUND and AIM TAX-EXEMPT BOND FUND OF CONNECTICUT begin accruing on the day on which payment is received for the purchase of shares, and accrue through the day preceding the date of payment of redemption proceeds. Dividends with respect to the shares of AIM TAX-EXEMPT CASH FUND begin accruing on the day after which payment is received, and accrue through the date of payment of redemption proceeds.


TAX MATTERS


         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds' Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

         Qualification as a Regulated Investment Company. Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes an amount at least equal to the sum of (a) 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and (b) 90% of its tax-exempt income (net of allocable expenses and amortized bond premium) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by each Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.


         In addition to satisfying the Distribution Requirement, a regulated investment company must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income from the sale or other disposition of securities or foreign currencies that are not directly related to its principal business of investing in securities (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). Because of the Short-Short Gain Test, a Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent a Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded. Interest (including original issue discount) received by a Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. The Funds will not be subject to the Short-Short Gain Test after March 31, 1998.


         At the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions will be eligible for the dividends-received deduction in the case of corporate shareholders.

         Excise Tax on Regulated Investment Companies. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year plus 98% of its capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. Undistributed tax-exempt interest on Municipal Securities (as defined under "Investment Program and Restrictions -- Municipal Securities") is not subject to the excise tax. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments if it intends to make sufficient distributions to avoid excise tax liability.

         Tax Treatment of Interest Rate Futures Contracts and Related Options.
Section 1092 of the Code affects the taxation of certain transactions involving futures or options contracts. If a futures or options contract is part of a "straddle" (which could include another futures contract or underlying stock or securities), as defined in Section 1092 of the Code, then, generally, losses are deferred first to the extent that the modified "wash sale" rules of the Section 1092 regulations apply, and second to the extent of unrecognized gains on offsetting positions. Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Sections 1092 of the Code and the Treasury Regulations thereunder also suspend the holding periods for straddle positions with possible adverse effects regarding long-term capital gain treatment.

         Section 1256 of the Code generally requires that futures contracts and options on futures contracts be "marked-to-market" at the end of each year for federal income tax purposes. Code Section 1256 further characterizes 60% of any capital gain or loss with respect to such futures and options contracts as long-term capital gain or loss and 40% as short-term capital gain or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and
Section 1092 unless certain elections are made by a Fund.

         Fund Distributions. Each Fund intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of a Fund's taxable year at least 50% of the Fund's total assets consist of tax-exempt Municipal Securities. Distributions from a Fund will constitute exempt-interest dividends to the extent of the Fund's tax-exempt interest income (net of allocable expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Fund are excluded from gross income for federal income tax purposes. However, shareholders who file federal income tax returns will be required to report the receipt of exempt-interest dividends on such returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed below.


         AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" Municipal Securities issued after August 7, 1986, will generally constitute an item of tax preference includable in AMTI for both corporate and non-corporate taxpayers. In addition, exempt-interest dividends derived from all Municipal Securities, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI. For taxable years beginning after 1997, however, certain small corporations are wholly exempt from AMT.


         Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income subject to federal income tax. Further, a shareholder of a Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry such shares. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by a Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisors as to such consequences.

         Each Fund anticipates distributing substantially all of its investment company taxable income, if any, for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporations.



         Each Fund may either retain or distribute to shareholders its net capital gain, if any, for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain distribution, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by a Fund prior to the date on which the shareholder acquired his shares. Under the Taxpayer Relief Act of 1997, the Internal Revenue Service ("IRS") is authorized to issue regulations that will enable shareholders to determine the tax rates applicable to such capital gain distributions. If a Fund does not distribute its net capital gain in any taxable year, such Fund will be subject to taxes on such net capital gain at the highest corporate rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit. Realized market discount on Municipal Securities purchased after April 30, 1993, will be treated as ordinary income and not as capital gain.


         Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain distributions will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another AIM Fund). Shareholders electing to reinvest a distribution in additional shares will be treated as receiving a distribution in an amount equal to the net asset value of the shares acquired, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically would constitute a return of capital to the shareholder.


         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year to the extent that guidance has been provided by the IRS.

         Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain distributions, and the proceeds of redemptions of shares, paid to any shareholder who (1) has provided either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report the receipt of interest or dividend income, or (3) has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."


         Sale or Redemption of Shares. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption. Investors should note that this rule applies to shares purchased through the reinvestment of dividends within 30 days before or after a sale or redemption of shares. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Under the Taxpayer Relief Act of 1997, the IRS is authorized to issue regulations that will enable shareholders to determine the tax rates applicable to such recognized long-term capital gain. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Long-term capital gains of non-corporate taxpayers are currently taxed at a maximum rate that in some cases may be at least 19.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of non-corporate taxpayers, $3,000 of ordinary income.


         If a shareholder (i) incurs a sales load in acquiring shares of a Fund, (ii) disposes of such shares less than 91 days after they are acquired and (iii) subsequently acquires such shares or shares of another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired (unless such shares also are disposed of less than 91 days after they are acquired).

         Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends and distributions (other than long-term capital gain distributions and exempt-interest dividends) will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend or distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain distributions and exempt-interest dividends.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain distributions and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions (other than exempt-interest dividends) that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Recently proposed regulations may change the information provided here. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.


         Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on October 3, 1997. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions discussed herein.

         Connecticut Tax Considerations. The Connecticut income tax ("CIT") is imposed on individuals resident in Connecticut and certain non-residents and partial-year residents with income derived from or connected with sources located within Connecticut. The CIT is imposed on the federal adjusted gross income of taxpayers (including married couples who file a joint federal income tax return) with certain adjustments. The applicable CIT law provides that distributions by a regulated investment company that qualify as exempt-interest dividends for federal income tax purposes are not added to federal adjusted gross income and thus are not subject to CIT to the extent such distributions are derived from obligations issued by or on behalf of the State of Connecticut, any political subdivision thereof, or public instrumentality, state or local authority, district or similar public entity created under the laws thereof, and certain other U.S. Government obligations and obligations of certain U.S. Territories. Distributions of the net income of AIM TAX-EXEMPT BOND FUND OF CONNECTICUT from other sources, including distributions from Municipal Securities issued by other states or authorities and short-term capital gains that are treated as ordinary income dividends for federal income tax purposes are taxable as dividends for CIT purposes.

         In addition, the Connecticut corporation business tax ("CCBT") is imposed on any corporation or association carrying on, or having the right to carry on, business in Connecticut. Distributions from any source that are treated as exempt-interest dividends for federal income tax purposes are includable in gross income for purposes of the CCBT. Moreover, while the CCBT generally allows a 70% deduction for amounts includable in taxable income for CCBT purposes that are treated as "dividends" for federal income tax purposes, such as distributions of taxable net investment income and net short-term capital gains, the Connecticut Department of Revenue Services has ruled that the CCBT does not allow this deduction for exempt-interest dividends and capital gain distributions whose character as "dividends" has been altered for federal income tax purposes.

         Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain distributions from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisors as to the consequences of these and other federal, state and local tax rules affecting investments in the Funds.


    DESCRIPTION OF MONEY MARKET INSTRUMENTS (AIM TAX-EXEMPT CASH FUND ONLY)

         U.S. Government Obligations consist of marketable securities and instruments issued or guaranteed by the United States Government or by certain of its agencies or instrumentalities. Direct obligations are issued by the United States Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of United States Government agencies and instrumentalities ("Agencies") are issued by government-sponsored agencies and enterprises acting under authority of Congress. Certain Agencies are backed by the full faith and credit of the United States Government, and others are not.

MONEY MARKET OBLIGATIONS

         The Fund will limit its investments to those securities which at the time of purchase are "First Tier" securities as defined in Rule 2a-7 under the 1940 Act, as such Rule may be amended from time to time. Rule 2a-7 defines a "First Tier" security as any "Eligible Security" that:

                  (i) has received a short-term rating (or that has been issued by an issuer that has received a short-term rating with respect to a class of debt obligations, or any debt obligation within that class, that is comparable in priority and security with the security) by the Requisite NRSROs* in the highest short-term rating category for debt obligations (within which there may be sub-categories or gradations indicating relative standing); or

                  (ii) is a security described in paragraph (a)(9)(ii) of Rule 2a-7 (i.e. a security that at the time of issuance was a long-term security but has a remaining maturity of 397 days or less) whose issuer has received from the Requisite NRSROs a short-term rating, with respect to a class of debt obligations (or any debt obligation within that class) that now is comparable in priority and security with the security, in the highest short-term rating category for debt obligations (within which there may be sub-categories or gradations indicating relative standing); or

                  (iii) is an Unrated Security** that is of comparable quality to a security meeting the requirements of clauses (i) and (ii) above, as determined by the Board of Directors; or

                  (iv) is a security issued by a registered investment company that is a money market fund; or

                  (v) is a Government Security (as defined in Section 2(a)(16) of the 1940 Act).

         Subsequent to its purchase by the Fund, a security may cease to be a First Tier security. Subject to certain exceptions set forth in Rule 2a-7, such an event will not require the disposition of the security by the Fund, but AIM will consider such an event to be relevant in its determination of whether the Fund should continue to hold the security. To the extent that the ratings applied by an NRSRO to a security may change as a result of changes in these rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described herein.

         Rule 2a-7 defines an "Eligible Security" as follows:

         (i) a security with a remaining maturity of 397 calendar days or less that has received a short-term rating (or that has been issued by an issuer that has received a short-term rating with respect to a class of debt obligations, or any debt obligation within that class, that is comparable in priority and security with the security) by the Requisite NRSROs in one of the

--------

     * "Requisite NRSROs" shall mean (a) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) if only one NRSRO has issued a rating with respect to such security or class of debt obligations of an issuer at the time the Fund purchases or rolls over the security, that NRSRO. At present the NRSROs are: S&P, Moody's, Duff and Phelps, Inc. ("Duff & Phelps"), Fitch Investors Services, Inc. ("Fitch") and, with respect to certain types of securities, IBCA Limited and its affiliate, IBCA Inc. Subcategories or gradations in ratings (such as a "+" or "-") do not count as rating categories.


     ** An "Unrated Security" is generally a security (i) with a remaining maturity of 397 calendar days or less issued by an issuer that did not, at the time the security was acquired or rolled over by the Fund, have a current short-term rating assigned by any NRSRO, either as to the particular security or as to any other class of debt obligations of comparable priority and security; (ii) that was a long-term security at the time of issuance and whose issuer has not received from any NRSRO a short-term rating with respect to a class of debt obligations now comparable in priority and security; and
          (iii) that is rated but which is the subject of an external credit support agreement not in effect when the security (or the issuer) was assigned its rating unless the security has a rating from an NRSRO reflecting the existence of the credit support agreement.

                  two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or

         (ii)     a security:

                  (A) that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less; and

                  (B) whose issuer has received from the Requisite NRSROs a rating with respect to a class of debt obligations (or any debt obligation within that class) that is now comparable in priority and security with the security, in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or

         (iii) an unrated security that is of comparable quality to a security meeting the requirements of (i) or (ii) above, as determined by the Company's Board of Directors; provided, however, that:

                  (A) the Board of Directors may base its determination that a standby commitment that is not a demand feature is an Eligible Security upon a finding that the issuer of the commitment presents a minimal risk of default;

                  (B) a security that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less and that is an unrated security is not an Eligible Security if the security has received a long-term rating from any NRSRO that is not within the NRSRO's three highest long-term ratings categories (within which there may be sub-categories or gradations indicating relative standing);

                  (C) an asset backed security shall not be an Eligible Security unless it has a debt rating from an NRSRO; and

                  (D) a security that is subject to a demand feature shall not be an Eligible Security unless:

                           (1)      the demand feature has received a
                                    short-term rating from an NRSRO (or the
                                    issuer of the demand feature has received from an NRSRO a short-term rating with respect to a class of debt obligations or any debt obligation within that class that is comparable in priority and security to the demand feature); and

                           (2) the issuer of the demand feature, or another institution, undertakes to notify promptly the holder of the security in the event that the demand feature is substituted with a demand feature provided by another issuer.

                             RATINGS OF SECURITIES

         The following is a description of the factors underlying the commercial paper and debt ratings of Moody's, S&P and Fitch:

                              MOODY'S BOND RATINGS

         Moody's describes its ratings for corporate bonds as follows:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the low end of its generic rating category.

                         MOODY'S MUNICIPAL BOND RATINGS

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

                        MOODY'S SHORT-TERM LOAN RATINGS

         Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

         A short-term rating may also be assigned on an issue having a demand feature variable rate demand obligation (VRDO). Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

         A VMIG rating may also be assigned to commercial paper programs. Such programs are characterized as having variable short-term maturities but having neither a variable rate nor demand feature.

         Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4.

         Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                        MOODY'S COMMERCIAL PAPER RATINGS

         Moody's commercial paper ratings are opinions of the ability of issues to repay punctually promissory obligations not having an original maturity in excess of nine months.

PRIME-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or related supported institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                S&P BOND RATINGS

         S&P describes its ratings for corporate bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposure to adverse conditions.

                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                           S&P MUNICIPAL NOTE RATINGS

         A S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be treated as a note); and source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

         Note rating symbols and definitions are as follows.

SP-1: Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                          S&P COMMERCIAL PAPER RATINGS

         A S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

         Rating categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues with this rating are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

                      FITCH INVESTMENT GRADE BOND RATINGS

         Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

         Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term and should be resolved within 12 months.


                                RATINGS OUTLOOK

         An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

                      FITCH SPECULATIVE GRADE BOND RATINGS

         Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

         The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

         Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

                            FITCH SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                              FINANCIAL STATEMENTS

















                                       FS

                      INDEPENDENT AUDITORS' REPORT

                      The Board of Directors and Shareholders of
                      AIM Tax-Exempt Funds, Inc.:

                      We have audited the accompanying statement of assets and liabilities of AIM Tax-Exempt Cash Fund (a portfolio of AIM Tax-Exempt Funds, Inc.), including the schedule of investments, as of March 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, the three-month period ended March 31, 1994, and the year ended December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
                        We conducted our audits in accordance with generally
                      accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                        In our opinion, the financial statements and financial
                      highlights referred to above present fairly, in all material respects, the financial position of AIM Tax-Exempt Cash Fund as of March 31, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, the three-month period ended March 31, 1994, and the year ended December 31, 1993, in conformity with generally accepted accounting principles.

                                                      /s/ KPMG PEAT MARWICK LLP

                                                      KPMG Peat Marwick LLP


                      Houston, Texas
                      May 2, 1997

SCHEDULE OF INVESTMENTS

MARCH 31, 1997

                                 RATING(a)      PAR       MARKET
                               S&P    MOODY'S  (000)       VALUE
MUNICIPAL SECURITIES-81.70%

ALABAMA-2.28%

Alabama Industrial
  Development Board
  (Industrial Partners
  Project); Variable/Fixed
  Rate Refunding Series 1989
  RB
  3.60%, 01/01/07(b)(c)       --      VMIG-1   $1,295  $   1,295,000
--------------------------------------------------------------------

ALASKA-0.80%

Fairbanks North Star
  (Borough of) Alaska; GO
  8.00%, 11/01/97(d)          AAA     Aaa         445        455,065
--------------------------------------------------------------------

ARIZONA-1.06%

Maricopa (County of) Union
  High School District No.
  210; Series 1989 B GO
  6.55%, 07/01/97             AA      Aa          600        604,114
--------------------------------------------------------------------

COLORADO-7.12%

Colorado Housing Finance
  Authority (Grant Plaza
  Project); Multifamily
  Mortgage Series 1991 A RB
  3.525%, 11/01/09(b)(c)      --      VMIG-1      800        800,000
--------------------------------------------------------------------
Denver (City of) (Helen
  Bonfils Theatre Complex
  Project); Adjustable Rate
  Series 1997 A RB
  3.61%, 01/01/17(b)(c)(e)    --      --        1,000      1,000,000
--------------------------------------------------------------------
Eagle (County of) Smith
  Creek Metropolitan
  District; Variable Rate
  Series 1997 RB
  3.15%, 10/01/35(b)(c)       A-1+    --        2,250      2,250,000
--------------------------------------------------------------------
                                                           4,050,000
--------------------------------------------------------------------

DISTRICT OF COLUMBIA-1.93%

District of Columbia;
  Georgetown University
  Issue Series 1988 B RB
  3.40%, 04/01/17(b)(c)       A-1+    VMIG-1    1,100      1,100,000
--------------------------------------------------------------------

FLORIDA-2.49%

Dade (County of) Health
  Facilities Authority
  Hospital (Baptist Hospital
  Miami Project); RB
  7.375%, 05/01/97(f)(g)      AAA     --          400        409,051
--------------------------------------------------------------------
Okalusa (County of) School
  Board; Sales Tax RB
  5.00%, 09/01/97(d)          AAA     Aaa       1,000      1,005,754
--------------------------------------------------------------------
                                                           1,414,805
--------------------------------------------------------------------

GEORGIA-9.15%

Dekalb (County of) Private
  Hospital Authority
  (Egleston Children's
  Hospital at Emory
  University); Variable Rate
  Demand Series 1994 A RAN
  3.45%, 03/01/24(b)(c)       A-1+    VMIG-1    2,200      2,200,000
--------------------------------------------------------------------
Elbert & Bowman (Counties
  of) (Seaboard Farms of
  Elberton); Series 1985 IDR
  3.55%, 07/01/05(b)(c)       A-1     --        1,000      1,000,000
--------------------------------------------------------------------

                                 RATING(a)      PAR       MARKET
                               S&P    MOODY'S  (000)       VALUE

GEORGIA-(CONTINUED)

Monroe (County of) Georgia
  Development Authority
  (Oglethorpe Power Corp.);
  Pollution Control Series A
  RB
  5.35%, 01/01/98(d)          AAA     Aaa      $  500  $     505,076
--------------------------------------------------------------------
Roswell (City of) Georgia
  Housing Development
  Authority (Azalea
  Project); Multifamily
  Housing Series 1996 RB
  3.45%, 06/15/25(b)(c)       A-1+    --        1,500      1,500,000
--------------------------------------------------------------------
                                                           5,205,076
--------------------------------------------------------------------

ILLINOIS-9.44%

Illinois Development Finance
  Authority (Chicago
  Symphony Orchestra
  Project); Variable/Fixed
  Rate Demand Series 1996 RB
  3.50%, 06/01/31(b)(c)       A-1+    VMIG-1    2,000      2,000,000
--------------------------------------------------------------------
Illinois Health Facilities
  Authority (Children's
  Memorial Hospital
  Project); RB
  3.50%, 11/01/15(b)(c)(e)    --      --        1,950      1,950,000
--------------------------------------------------------------------
Illinois Health Facilities
  Authority (Franciscan
  Eldercare Project);
  Adjustable Rate Refunding
  Series 1996 C RB
  3.50%, 05/15/26(b)(c)       A-1+    --        1,420      1,420,000
--------------------------------------------------------------------
                                                           5,370,000
--------------------------------------------------------------------

INDIANA-3.69%

Indianapolis (City of)
  (Children's Museum
  Project); Economic
  Development Floating Rate
  Series 1995 RB
  3.45%, 10/01/25(b)(c)       A-1+    --        1,400      1,400,000
--------------------------------------------------------------------
Indianapolis (City of)
  (Local Public Improvement
  Bond Bank Notes); Series
  1996 F RB
  4.125%, 07/10/97(c)         SP-1+   --          700        701,117
--------------------------------------------------------------------
                                                           2,101,117
--------------------------------------------------------------------

MARYLAND-1.23%

Maryland Industrial
  Development Financing
  Authority (Liberty Medical
  Center); Variable Rate
  Demand/Fixed Rate 1989
  Issue Refunding RB
  3.55%, 07/01/18(b)(c)       --      VMIG-1      700        700,000
--------------------------------------------------------------------

MICHIGAN-2.73%

Michigan State Hospital
  Finance Authority
  (Hospital Equipment Loan
  Program); Adjustable
  Series 1995 A RB
  3.55%, 12/01/23(b)(c)       --      VMIG-1      800        800,000
--------------------------------------------------------------------
Michigan (State of) Housing
  Development Authority
  Rental Housing; Series
  1994 C RB
  3.45%, 04/01/19(b)(c)       A-1+    --          550        550,000
--------------------------------------------------------------------

                                 RATING(a)      PAR       MARKET
                               S&P    MOODY'S  (000)       VALUE

MICHIGAN-(CONTINUED)

Plymouth (Township of)
  Economic Development Corp.
  (Key International
  Project); Variable Rate
  Demand Series 1984 RB
  3.60%, 07/01/04(b)(c)(e)    --      --       $  200  $     200,000
--------------------------------------------------------------------
                                                           1,550,000
--------------------------------------------------------------------

MINNESOTA-0.88%

Mankato (City of) (Northern
  States Power Co. Project);
  Floating Collateralized
  Series 1985 PCR
  3.55%, 03/01/11(c)          AA-     A1          500        500,000
--------------------------------------------------------------------

MISSOURI-2.46%

Missouri (State of) Health
  and Education Facilities
  Authority Washington
  University; Series 1996 A
  RB
  3.80%, 09/01/30(c)          A-1+    VMIG-1    1,400      1,400,000
--------------------------------------------------------------------

MONTANA-1.76%

Missoula (County of)
  (Washington Corp.
  Project); Floating Rate
  Monthly Demand Series 1984
  IDR
  3.50%, 11/01/04(b)(c)(e)    --      --        1,000      1,000,000
--------------------------------------------------------------------

NEVADA-4.75%

Clark (County of) (Nevada
  Power Co. Project);
  Refunding Series 1995 C
  IDR
  3.45%, 10/01/30(b)(c)       A-1+    --        1,000      1,000,000
--------------------------------------------------------------------
Clark (County of) Airport
  System; Series 1993 A RB
  3.45%, 07/01/12(c)(d)       A-1+    VMIG-1    1,700      1,700,000
--------------------------------------------------------------------
                                                           2,700,000
--------------------------------------------------------------------

NEW HAMPSHIRE-2.46%

New Hampshire Higher
  Education and Health
  Facilities Authority;
  Variable Rate Hospital
  Series 1985 C RB
  3.45%, 12/01/25(c)(d)       A-1     --        1,400      1,400,000
--------------------------------------------------------------------

NEW YORK-1.76%

New York (City of); General
  Obligation Fiscal Series
  1997 B RAN
  4.50%, 06/30/97(b)          SP-1+   MIG-1     1,000      1,002,672
--------------------------------------------------------------------

NORTH CAROLINA-6.07%

Alamance (County of)
  Industrial Facilities and
  Pollution Control
  Financing Authority
  (Science Manufacturing,
  Inc. Project); Series 1985
  IDR
  3.90%, 04/01/15(b)(c)       --      P-1       1,400      1,400,000
--------------------------------------------------------------------
New Hanover (County of)
  Industrial Facilities and
  Pollution Control
  Financing Authority
  (Gang-Nail Systems, Inc.
  Project); Series 1984 IDR
  3.50%, 12/01/99(b)(c)       --      P-1       1,300      1,300,000
--------------------------------------------------------------------
Raleigh Durham Airport
  Authority (American
  Airlines Project); Series
  1995 Refunding RB
  3.80%, 11/01/15(b)(c)       A-1     --          750        750,000
--------------------------------------------------------------------
                                                           3,450,000
--------------------------------------------------------------------

                                 RATING(a)      PAR       MARKET
                               S&P    MOODY'S  (000)       VALUE

OHIO-4.92%

Delaware (County of)
  (Radiation Sterilizers,
  Inc.); Series 1984 IDR
  3.60%, 12/01/04(b)(c)       A-1     --       $  300  $     300,000
--------------------------------------------------------------------
Lucus (County of) (Lutheran
  Homes Society Project);
  Adjustable Rate Demand
  Health Care Facilities
  1996 RB
  3.45%, 11/01/19(b)(c)       A-1+    --        2,500      2,500,000
--------------------------------------------------------------------
                                                           2,800,000
--------------------------------------------------------------------

PENNSYLVANIA-2.20%

Allentown (City of) School
  District; Series 1991 GO
  6.00%, 08/01/07(d)          AAA     Aaa         250        251,638
--------------------------------------------------------------------
Delaware (County of)
  Industrial Development
  Authority (Scotfoam Corp.
  Project); Variable Rate
  Demand Series 1985 IDR
  3.60%, 10/01/05(b)(c)(e)    --      --        1,000      1,000,000
--------------------------------------------------------------------
                                                           1,251,638
--------------------------------------------------------------------

RHODE ISLAND-1.76%

Rhode Island (State of)
  Industrial Facilities
  Authority (Blackstone
  Valley Electric Company);
  Variable Rate Series 1984
  RB
  3.50%, 12/01/14(b)(c)       A-1     --        1,000      1,000,000
--------------------------------------------------------------------

TENNESSEE-2.23%

Industrial Development Board
  of the Metropolitan
  Government of Nashville &
  Davidson County
  (Amberwood, Ltd. Project);
  Multifamily Housing Series
  1993 A RB
  3.76%, 07/01/13(b)(c)       --      VMIG-1    1,270      1,270,000
--------------------------------------------------------------------

TEXAS-4.66%

Harris (County of) Sub Lien
  Toll Road Series D RB
  3.30%, 08/01/15(b)(c)       A-1+    VMIG-1    1,000      1,000,000
--------------------------------------------------------------------
Richardson (City of)
  Independent School
  District; Series 1993
  Refunding GO
  4.10%, 08/15/97             AA      Aa1         250        250,410
--------------------------------------------------------------------
Trinity River Industrial
  Development Authority
  (Radiation Sterilizers,
  Inc. Project); Variable
  Rate Demand Series 1985 A
  IDR
  3.60%, 11/01/05(b)(c)       A-1     --        1,400      1,400,000
--------------------------------------------------------------------
                                                           2,650,410
--------------------------------------------------------------------

UTAH-2.29%

Salt Lake (County of);
  Series 1992 GO
  5.00%, 06/15/97             AA+     Aaa         500        501,474
--------------------------------------------------------------------
Salt Lake (County of)
  (Service Station Holdings
  Inc. Project-The British
  Petroleum Co. plc); Series
  1994 Refunding RB
  3.80%, 02/01/08(c)          A-1+    P-1         800        800,000
--------------------------------------------------------------------
                                                           1,301,474
--------------------------------------------------------------------

                                 RATING(a)      PAR       MARKET
                               S&P    MOODY'S  (000)       VALUE

WASHINGTON-0.88%

Industrial Development Corp.
  of Port Townsend (Port
  Townsend Paper Corp.
  Project); Series 1988 A
  Refunding RB
  3.55%, 03/01/09(b)(c)               VMIG-1   $  500  $     500,000
--------------------------------------------------------------------

WISCONSIN-0.70%

Wisconsin (State of); GO
  4.50%, 06/16/97             SP-1+   MIG-1       400        400,519
--------------------------------------------------------------------
    Total Municipal
      Securities                                          46,471,890
--------------------------------------------------------------------

                               RATING(a)                 MARKET
                              S&P   Moody's    PAR        VALUE

TAXABLE COMMERCIAL PAPER(H)(I)-9.17%

Cargill Financial Services
  Corp.-(Food Processing),
  5.35%, 08/26/97             A-1+    P-1      $2,000  $   1,956,308
--------------------------------------------------------------------
Merrill Lynch & Co.
  Inc.-(Broker-Dealer),
  5.32%, 08/12/97             A-1+    P-1       1,800      1,764,622
--------------------------------------------------------------------
Receivables Capital
  Corp.-(Receivable Pools),
  5.37%, 05/28/97             A-1+    P-1       1,507      1,494,187
--------------------------------------------------------------------
    Total Taxable Commercial Paper                         5,215,117
--------------------------------------------------------------------

REPURCHASE AGREEMENT(i)(j)-6.33%

Goldman, Sachs & Co., Inc.
  6.50% 04/01/97(k)                                        3,598,070
--------------------------------------------------------------------
TOTAL INVESTMENTS- 97.20%                              55,285,077(l)
--------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-2.80%                        1,595,115
--------------------------------------------------------------------
NET ASSETS-100.00%                                     $  56,880,192
--------------------------------------------------------------------

ABBREVIATIONS:

GO    -- General Obligation Bonds
IDR   -- Industrial Development Revenue Bonds
PCR   -- Pollution Control Revenue Bonds
RAN   -- Revenue Anticipation Notes
RB    -- Revenue Bonds

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("MOODY'S"). Ratings are not covered by Independent Auditor's Report.

(b) Secured by a letter of credit.

(c) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on 03/31/97.

(d) Secured by bond insurance.

(e) Unrated; determined by the investment advisor to be of comparable quality to the rated securities in which the Fund may invest, pursuant to guidelines for the determination of quality adopted by the Board of Directors and followed by the investment advisor.

(f)  Secured by an escrow fund of U.S. Treasury obligations.

(g) Subject to an irrevocable call or mandatory put by the issuer. Maturity date and value reflect such call or put.

(h) Some commercial paper is traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

(i)  Interest does not qualify as exempt interest for federal tax purposes.

(j) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.

(k) Joint repurchase agreement entered into 03/31/97 with a maturing value of $575,103,819. Collateralized by U.S. Treasury obligations, 0% to 9.25% due 07/24/97 to 02/15/16 with an aggregate market value at March 31, 1997 of $587,066,889.

(l)  Also represents costs for federal income tax purposes.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

March 31, 1997

ASSETS:

Investments, at value (amortized cost)        $   55,285,077
------------------------------------------------------------
Receivables for:
  Fund shares sold                                 1,573,139
------------------------------------------------------------
  Interest                                           216,636
------------------------------------------------------------
Investment for deferred compensation plan             17,708
------------------------------------------------------------
Other assets                                          15,190
------------------------------------------------------------
    Total assets                                  57,107,750
------------------------------------------------------------

LIABILITIES:

Payables for:
  Dividends                                            2,450
------------------------------------------------------------
  Deferred compensation                               17,708
------------------------------------------------------------
  Fund shares reacquired                             133,479
------------------------------------------------------------
Accrued advisory fees                                 16,004
------------------------------------------------------------
Accrued distribution fees                             11,162
------------------------------------------------------------
Accrued administrative service fees                    5,768
------------------------------------------------------------
Accrued transfer agent fees                           11,718
------------------------------------------------------------
Accrued operating expenses                            29,269
------------------------------------------------------------
    Total liabilities                                227,558
------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING   $   56,880,192
============================================================
Capital stock, $.001 par value per share:
  Authorized                                   1,000,000,000
------------------------------------------------------------
  Outstanding                                     56,877,041
============================================================
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE                             $         1.00
============================================================

STATEMENT OF OPERATIONS

For the year ended March 31, 1997

INVESTMENT INCOME:

Interest income                                  $1,370,128
-----------------------------------------------------------

EXPENSES:

Advisory fees                                       125,537
-----------------------------------------------------------
Custodian fees                                        9,962
-----------------------------------------------------------
Administrative service fees                          34,329
-----------------------------------------------------------
Directors' fees and expenses                          6,846
-----------------------------------------------------------
Transfer agent fees                                  71,297
-----------------------------------------------------------
Distribution fees                                    89,659
-----------------------------------------------------------
Registration and filing fees                         29,153
-----------------------------------------------------------
Other                                                58,376
-----------------------------------------------------------
      Total expenses                                425,159
-----------------------------------------------------------
Less: Fees waived by advisor                        (53,795)
-----------------------------------------------------------
      Net expenses                                  371,364
-----------------------------------------------------------
Net investment income                               998,764
-----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES:

Net realized gain on sales of investment
  securities                                          7,711
-----------------------------------------------------------
Net unrealized appreciation (depreciation) of
  investment securities                                (741)
-----------------------------------------------------------
      Net gain on investment securities               6,970
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $1,005,734
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended March 31, 1997 and 1996

                                                                 1997          1996
OPERATIONS:

  Net investment income                                       $   998,764   $   861,666
---------------------------------------------------------------------------------------
  Net realized gain on sales of investment securities               7,711        12,256
---------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                       (741)       (1,694)
---------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations      1,005,734       872,228
---------------------------------------------------------------------------------------
Dividends to shareholders from net investment income             (996,476)     (838,861)
---------------------------------------------------------------------------------------
Net increase (decrease) from capital stock transactions        26,856,591      (383,580)
---------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                    26,865,849      (350,213)
---------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          30,014,343    30,364,556
---------------------------------------------------------------------------------------
  End of period                                               $56,880,192   $30,014,343
=======================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $56,877,041   $30,020,450
=======================================================================================
  Undistributed net investment income                              34,005        31,717
=======================================================================================
  Undistributed realized gain (loss) on sales of investment
    securities                                                    (30,854)      (38,565)
=======================================================================================
  Unrealized appreciation of investment securities                     --           741
=======================================================================================
                                                              $56,880,192   $30,014,343
=======================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Cash Fund (the "Fund") is a series portfolio of AIM Tax-Exempt Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios: AIM Tax-Exempt Cash Fund, AIM Tax-Exempt Bond Fund of Connecticut and the Intermediate Portfolio. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to earn the highest level of current income free from federal income taxes that is consistent with safety of principal and liquidity.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--The Fund invests only in securities which have maturities of 397 days or less from the date of purchase. The securities are valued on the basis of amortized cost which approximates market value. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of premiums or original issue discounts.
B. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date, adjusted for amortization of premiums and discounts on investments, and is recorded on the accrual basis. Discounts, other than original issue, are amortized to unrealized appreciation for financial reporting purposes. It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly.
C. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $33,594 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2004. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.35% of the Fund's average daily net assets.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended March 31, 1997, the Fund reimbursed AIM $34,329 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency services to the Fund. During the year ended March 31, 1997, the Fund paid AFS $39,534 for such services.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") pursuant to which AIM Distributors serves as the distributor for the Fund. The Company has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Fund whereby the Fund will pay AIM Distributors up to a maximum annual rate of 0.25% of the Fund's average daily net assets as compensation for services related to the sale and distribution of the Fund's shares. Currently, AIM Distributors has voluntarily elected to waive a portion of its compensation payable by the Fund such that the compensation paid pursuant to the Plan equals 0.10% per annum of the Fund's average daily net assets. During the year ended March 31, 1997, AIM Distributors waived $53,795. This waiver may be rescinded by AIM Distributors at any time without further notice to investors. The Plan provides that of the aggregate amount payable under the Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund in amounts of up to 0.25% of the average daily net assets of the Fund attributable to the customers of such dealers or financial institutions may be characterized as a service fee, and that payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge. The Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Fund. As a result of AIM Distributors' waiver of compensation due from the Fund, payments to dealers and other financial institutions by that Fund will be limited to 0.10% of the Fund's average daily net assets. During the year ended March 31, 1997, the Fund paid AIM Distributors $35,864 as compensation pursuant to the Plan.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors. The Fund paid legal fees of $3,973 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Fund's Board of Directors. A member of that firm is a director of the Company.
NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-CAPITAL STOCK

Changes in capital stock outstanding during the years ended March 31, 1997 and 1996 were as follows:

                                  1997                         1996
                       --------------------------   --------------------------
                         SHARES         VALUE         SHARES         VALUE
                       -----------   ------------   -----------   ------------
Sold                    96,643,811   $ 96,643,811    42,892,892   $ 42,892,892
------------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends                948,679        948,679       808,372        808,372
------------------------------------------------------------------------------
Reacquired             (70,735,899)   (70,735,899)  (44,084,844)   (44,084,844)
------------------------------------------------------------------------------
                        26,856,591   $ 26,856,591      (383,580)  $   (383,580)
==============================================================================

NOTE 5-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during each of the years in the three-year period ended March 31, 1997, the three months ended March 31, 1994 and each of the years in the six-year period ended December 31, 1993.

                                                               MARCH 31,                                   DECEMBER 31,
                                            -----------------------------------------------      --------------------------------
                                              1997           1996        1995        1994          1993      1992(A)       1991
                                            --------       --------    --------    --------      --------    --------    --------
Net asset value, beginning of period        $   1.00       $   1.00    $   1.00    $   1.00      $   1.00    $   1.00    $   1.00
------------------------------------------  --------       --------    --------    --------      --------    --------    --------
Income from investment operations:
    Net investment income                       0.03           0.03        0.03       0.004          0.02        0.02        0.04
------------------------------------------  --------       --------    --------    --------      --------    --------    --------
Less distributions:
    Dividends from net investment income       (0.03)         (0.03)      (0.03)     (0.004)        (0.02)      (0.02)      (0.04)
------------------------------------------  --------       --------    --------    --------      --------    --------    --------
Net asset value, end of period              $   1.00       $   1.00    $   1.00    $   1.00      $   1.00    $   1.00    $   1.00
------------------------------------------  --------       --------    --------    --------      --------    --------    --------
Total return                                    2.82%          2.92%       2.54%       1.73%(b)      1.78%       2.42%       3.91%
------------------------------------------  --------       --------    --------    --------      --------    --------    --------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)    $ 56,880       $ 30,014    $ 30,365    $ 33,658      $ 35,230    $ 41,291    $ 43,366
------------------------------------------  --------       --------    --------    --------      --------    --------    --------
Ratio of expenses to average net assets         1.04%(c)(d)    1.05%(d)    1.01%(d)    1.00%(b)(d)   1.00%(d)    0.98%(d)    0.98%
------------------------------------------  --------       --------    --------    --------      --------    --------    --------
Ratio of net investment income to average
  net assets                                    2.78%(c)(e)    2.97%(e)    2.53%(e)    1.75%(b)(e)   1.76%(e)    2.42%(e)    3.87%
------------------------------------------  --------       --------    --------    --------      --------    --------    --------

                                                     DECEMBER 31,
                                            ------------------------------
                                              1990       1989       1988
                                            --------   --------   --------
Net asset value, beginning of period        $   1.00   $   1.00   $   1.00
------------------------------------------  --------   --------   --------
Income from investment operations:
    Net investment income                       0.05       0.05       0.05
------------------------------------------  --------   --------   --------
Less distributions:
    Dividends from net investment income       (0.05)     (0.05)     (0.05)
------------------------------------------  --------   --------   --------
Net asset value, end of period              $   1.00   $   1.00   $   1.00
------------------------------------------  --------   --------   --------
Total return                                    5.17%      5.62%      4.65%
------------------------------------------  --------   --------   --------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)    $ 43,302   $ 45,995   $ 51,597
------------------------------------------  --------   --------   --------
Ratio of expenses to average net assets         0.99%      0.93%      0.83%
------------------------------------------  --------   --------   --------
Ratio of net investment income to average
  net assets                                    5.05%      5.48%      4.54%
------------------------------------------  --------   --------   --------

(a) The Fund changed investment advisors on June 30, 1992.
(b) Annualized.
(c) Ratios are based on average daily net assets of $35,863,626.
(d) After waiver of fees and/or expense reimbursements. Ratios of expenses to average net assets prior to waiver of fees and/or expense reimbursements were 1.19%, 1.20%, 1.16%, 1.14% (annualized), 1.36% and 1.00% for the periods 1997 - 1992, respectively.
(e) After waiver of fees and/or expense reimbursements. Ratios of income to average net assets prior to waiver of fees and/or expense reimbursements were 2.63%, 2.82%, 2.38, 1.61% (annualized), 1.40% and 2.40% for the periods
    1997-1992, respectively.

                      INDEPENDENT AUDITORS' REPORT

                      The Board of Directors and Shareholders of
                      AIM Tax-Exempt Funds, Inc.:

                      We have audited the accompanying statement of assets and liabilities of AIM Tax-Free Intermediate Shares (a portfolio of AIM Tax-Exempt Funds, Inc.), including the schedule of investments, as of March 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the eight-year period then ended, the eleven-month period ended March 31, 1989, and the period May 11, 1987 (date operations commenced) through April 30, 1988. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
                        We conducted our audits in accordance with generally
                      accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                        In our opinion, the financial statements and financial
                      highlights referred to above present fairly, in all material respects, the financial position of AIM Tax-Free Intermediate Shares as of March 31, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the eight-year period then ended, the eleven-month period ended March 31, 1989, and the period May 11, 1987 (date operations commenced) through April 30, 1988, in conformity with generally accepted accounting principles.




                                                      /s/ KPMG PEAT MARWICK LLP
                                                      KPMG Peat Marwick LLP



                      Houston, Texas
                      May 2, 1997

SCHEDULE OF INVESTMENTS

March 31, 1997

                                      RATING(a)       PAR       MARKET
                                    S&P    MOODY'S   (000)      VALUE

ALABAMA-0.24%

Alabama State Municipal Electric
  Authority; Power Supply
  Series A RB
  6.30%, 09/01/01(b)               AAA      Aaa      $  400  $    422,600
-------------------------------------------------------------------------
ALASKA-5.77%

Alaska Housing Finance Corp.;
  General Mortgage Series A RB
  3.45%, 06/01/26(c)(d)            AAA      VMIG1     8,000     8,000,000
-------------------------------------------------------------------------
Anchorage (City of); School
  Series 1994 GO
  5.50%, 07/01/06(b)               AAA      Aaa       1,950     1,998,087
-------------------------------------------------------------------------
                                                                9,998,087
-------------------------------------------------------------------------

ARIZONA-2.63%

Arizona (State of); Educational
  Loan Marketing Corp.
  Series A Refunding RB
  6.55%, 03/01/99                  --       A         1,000     1,030,980
-------------------------------------------------------------------------
Cochise (County of);
  Series 1990 Certificates of
  Participation
  4.15%, 08/01/98(b)               AAA      Aaa         180       179,968
-------------------------------------------------------------------------
Maricopa County Gilbert Unified
  School District #41 (Project of
  1988); School Improvement
  Series 1992 E GO
  6.20%, 07/01/02(e)               AAA      Aaa       1,250     1,339,137
-------------------------------------------------------------------------
Mesa Industrial Development
  Authority (Western Health
  Network-Mesa Lutheran Project);
  Health Care Facilities
  Refunding
  Series 1988 B1 RB
  7.50%, 01/01/04(b)               AAA      Aaa         700       740,922
-------------------------------------------------------------------------
Mohave County Unified School
  District #1; Lake Havasu Series
  A GO
  5.40%, 07/01/06(b)               AAA      Aaa         200       202,596
-------------------------------------------------------------------------
Phoenix (City of); Senior Lien
  Street and Highway User
  Refunding
  Series 1992 RB
  6.20%, 07/01/02                  AA       A1        1,000     1,067,000
-------------------------------------------------------------------------
                                                                4,560,603
-------------------------------------------------------------------------

ARKANSAS-1.17%

Little Rock (City of) (Baptist
  Medical Center); Health
  Facility Hospital RB
  6.70%, 11/01/04(b)               AAA      Aaa       1,400     1,509,172
-------------------------------------------------------------------------
North Little Rock (City of);
  Electric System Refunding
  Series 1992 A RB
  6.00%, 07/01/01(b)               AAA      Aaa         500       527,260
-------------------------------------------------------------------------
                                                                2,036,432
-------------------------------------------------------------------------

CALIFORNIA-2.48%

Folsom (City of) (School
  Facilities Project);
  Series 1994 B GO
  6.00%, 08/01/02(b)               AAA      Aaa         500       527,870
-------------------------------------------------------------------------
Inglewood (City of) (Daniel
  Freeman Hospital Inc.); Insured
  Hospital
  Series 1991 RB
  6.50%, 05/01/01                  A        --          400       418,716
-------------------------------------------------------------------------
Oakland (City of); Housing
  Finance
  Issue D-1 RB
  6.70%, 01/01/98                  A+       --          165       166,983
-------------------------------------------------------------------------


                                      RATING(a)       PAR       MARKET
                                    S&P    MOODY'S   (000)      VALUE

CALIFORNIA-(CONTINUED)

Orange (County of); Refunding
  Recovery
  Series A RB
  5.50%, 06/01/06(b)               AAA      Aaa      $1,000  $  1,028,910
-------------------------------------------------------------------------
Parking Authority of the City and
  County of San Francisco;
  Parking Meter
  Series 1994 RB
  6.75%, 06/01/05(b)               AAA      Aaa         500       556,230
-------------------------------------------------------------------------
Rancho Mirage Joint Powers
  Authority (Eisenhower Medical
  Center);
  Series A Certificate of
  Participation
  5.10%, 07/01/07(b)               AAA      Aaa       1,000       984,260
-------------------------------------------------------------------------
Regents (The) of the University
  of California (Multiple Purpose
  Projects); Refunding
  Series A RB
  5.75%, 09/01/97                  A        A2          250       251,573
-------------------------------------------------------------------------
State Public Works Board of the
  State of California (Department
  of Corrections) (State
  Prison-Madera County); Lease
  Series 1990 A RB
  7.00%, 09/01/00                  A        A           100       107,230
-------------------------------------------------------------------------
West End Water Development,
  Treatment, and Conservation
  Joint Powers Authority; 1990
  Water Facilities
  Certificate of Participation
  7.00%, 10/01/00                  BBB+     A           250       264,045
-------------------------------------------------------------------------
                                                                4,305,817
-------------------------------------------------------------------------

COLORADO-0.05%

Colorado Student Obligation Bond
  Authority; Student Loan
  Series 1985 B RB
  6.125%, 12/01/98                 --       A            80        81,169
-------------------------------------------------------------------------

CONNECTICUT-0.07%

Connecticut (State of) Special
  Tax Obligation; Second Lien
  Transportation and
  Infrastructure Purpose S-1 RB
  3.40%, 12/01/10(c)(d)            AA-      VMIG1       130       130,000
-------------------------------------------------------------------------

DELAWARE-0.45%

Delaware Transportation
  Authority; Senior Lien
  Transportation System
  Series 1991 RB
  6.00%, 07/01/01(e)(f)            AAA      Aaa         750       786,173
-------------------------------------------------------------------------

DISTRICT OF COLUMBIA-3.35%

District of Columbia; Refunding
  Series B GO
  6.75%, 06/01/99(b)               AAA      Aaa         750       778,897
-------------------------------------------------------------------------
District of Columbia;
  Series B GO
  6.125%, 06/01/03(b)              AAA      Aaa       3,020     3,186,523
-------------------------------------------------------------------------
District of Columbia (Medlantic
  Healthcare Group);
  Series 1996 A RB
  6.00%, 08/15/06(b)               AAA      Aaa       1,550     1,632,677
-------------------------------------------------------------------------
District of Columbia (The Howard
  University Issue); University
  Series 1990 A RB
  6.90%, 10/01/00                  A+       A3          200       213,098
-------------------------------------------------------------------------
                                                                5,811,195
-------------------------------------------------------------------------

                                      RATING(a)       PAR       MARKET
                                    S&P    MOODY'S   (000)      VALUE
FLORIDA-3.71%

Dade (County of) School District;
  Refunding
  Series 1996 GO
  6.00%, 07/15/06(b)               AAA      Aaa      $1,900  $  2,035,185
-------------------------------------------------------------------------
Dade (County of); Water and Sewer
  RB
  5.00%, 10/01/99(b)               AAA      Aaa         225       228,049
-------------------------------------------------------------------------
Palm Beach County Solid Waste
  Authority; RB
  7.90%, 07/01/97                  A        A2          100       100,939
-------------------------------------------------------------------------
Palm Beach County Solid Waste
  Authority; Refunding Series
  1997 A RB
  5.50%, 10/01/06(b)               AAA      Aaa       4,000     4,068,000
-------------------------------------------------------------------------
                                                                6,432,173
-------------------------------------------------------------------------

GEORGIA-3.89%

Albany (City of); Sewer System
  Series 1992 RB
  6.30%, 07/01/02(e)               AAA      Aaa         500       533,645
-------------------------------------------------------------------------
Chatham (County of) Hospital
  Authority (Memorial Medical
  Center); Refunding Series 1996
  A RB
  5.10%, 01/01/07(b)               AAA      Aaa       1,000       989,330
-------------------------------------------------------------------------
Dekalb Private Hospital Authority
  (Egleston Children's Hospital
  at Emory University, Inc.
  Project); Series 1994 A RB
  3.45%, 03/01/24(c)(d)            AA-      VMIG1       800       800,000
-------------------------------------------------------------------------
Fulton (County of); Water and
  Sewer Refunding Series 1992 RB
  5.75%, 01/01/02(b)               AAA      Aaa         715       744,680
-------------------------------------------------------------------------
Georgia (State of);
  Series 1988 D GO
  7.10%, 06/01/99                  AA-      Aaa       2,000     2,105,120
-------------------------------------------------------------------------
Georgia State Municipal Electric
  Authority; Series V RB
  6.00%, 01/01/01(b)               AAA      Aaa       1,000     1,040,240
-------------------------------------------------------------------------
Metropolitan Atlanta Rapid
  Transit Authority; Sales Tax
  Refunding
  Series M RB
  6.15%, 07/01/02                  AA-      A1          500       532,115
-------------------------------------------------------------------------
                                                                6,745,130
-------------------------------------------------------------------------

HAWAII-3.05%

Hawaii (State of); Refunding
  Series 1997 GO
  6.00%, 03/01/07(b)               AAA      Aaa       5,000     5,281,250
-------------------------------------------------------------------------

ILLINOIS-5.83%

Chicago (City of) (Central Public
  Library Project); Adjustable
  Rate
  Series 1988 C GO
  6.10%, 01/01/99(b)               AAA      Aaa         500       513,150
-------------------------------------------------------------------------
Chicago (City of);
  Series 1997 GO
  6.00%, 01/01/06(b)               AAA      Aaa         500       525,620
-------------------------------------------------------------------------
Chicago Park District; Capital
  Improvement
  Series 1991 GO
  5.80%, 01/01/98(e)               AA-      A1          750       759,585
-------------------------------------------------------------------------
Illinois Development Finance
  Authority Chicago Symphony
  Project; RB
  3.50%, 06/01/31(c)(d)            AA-      VMIG1       756       756,000
-------------------------------------------------------------------------
Illinois Educational Facilities
  Authority (Augustana College);
  Series 1997 RB
  4.80%, 10/01/99(b)               AAA      --          375       376,920
-------------------------------------------------------------------------

                                      RATING(a)       PAR       MARKET
                                    S&P    MOODY'S   (000)      VALUE

ILLINOIS-(CONTINUED)

Illinois Health Facilities
  Authority (Mercy Hospital and
  Medical Center); Refunding
  Series 1992 RB
  6.20%, 01/01/00                  A-       Baa1     $  250  $    255,013
-------------------------------------------------------------------------
Illinois Health Facilities
  Authority;
  Series D RB
  3.50%, 08/01/15(c)(d)            AA-      VMIG1     1,150     1,150,000
-------------------------------------------------------------------------
Illinois Health Facilities
  Authority (Children's Memorial
  Hospital Project); Series 1985
  B RB
  3.50%, 11/01/15(c)(d)            AA-      VMIG1     2,050     2,050,000
-------------------------------------------------------------------------
Illinois Regional Transit
  Authority; Series B RB
  6.30%, 6/01/04(e)(f)             AAA      Aaa       1,000     1,092,670
-------------------------------------------------------------------------
Joliet (City of); Waterworks and
  Sewer Series 1991 RB
  6.95%, 01/01/01(b)               AAA      Aaa         250       266,785
-------------------------------------------------------------------------
Kane (County of) Public Building
  Commission; Unlimited Tax
  Public Building Series B GO
  6.20%, 12/01/01                  --       Aa          700       725,746
-------------------------------------------------------------------------
Kankakee County School District
  #111; GO
  5.40%, 01/01/07(b)               --       Aaa         625       628,837
-------------------------------------------------------------------------
Village of Hoffman Estates (Park
  Place Apartment Project);
  Series 1996 RB
  5.75%, 06/01/06(f)               AAA      Aaa       1,000     1,000,550
-------------------------------------------------------------------------
                                                               10,100,876
-------------------------------------------------------------------------

INDIANA-5.65%

Frankfort Middle School Building
  Corp.; Refunding Series 1996 RB
  5.20%, 01/10/07(b)               AAA      Aaa         295       295,870
-------------------------------------------------------------------------
Indiana Transportation Finance
  Authority; Airport Facilities
  Lease Series A RB
  6.00%, 11/01/01                  A        A2          500       521,660
-------------------------------------------------------------------------
Indiana Transportation Finance
  Authority; Highway Series A RB
  5.50%, 06/01/07(b)               AAA      Aaa       1,000     1,024,160
-------------------------------------------------------------------------
South Bend Redevelopment
  Authority (College Football
  Hall of Fame Project); Series
  1994 RB
  3.45%, 02/01/19(c)(d)            AAA      VMIG1     7,950     7,950,000
-------------------------------------------------------------------------
                                                                9,791,690
-------------------------------------------------------------------------

IOWA-4.91%

Iowa Higher Education Loan
  Authority; Private College
  Facilities Series 1985 RB
  3.45%, 12/01/15(c)(d)            AAA      VMIG1     8,000     8,000,000
-------------------------------------------------------------------------
Iowa Student Loan Liquidity
  Corp.; Student Loan Series 1992
  A RB
  6.25%, 03/01/00                  --       Aa1         500       517,390
-------------------------------------------------------------------------
                                                                8,517,390
-------------------------------------------------------------------------

KENTUCKY-0.39%

Kentucky State Turnpike Authority
  (Economic Development Road
  Revitalization Project); RB
  7.125%, 05/15/00(e)(f)           AAA      Aaa         260       281,593
-------------------------------------------------------------------------

                                      RATING(a)       PAR       MARKET
                                    S&P    MOODY'S   (000)      VALUE

KENTUCKY-(CONTINUED)

Western Kentucky University;
  Consolidated Educational
  Buildings Refunding Series M RB
  4.70%, 05/01/99(b)               AAA      Aaa      $  390  $    393,510
-------------------------------------------------------------------------
                                                                  675,103
-------------------------------------------------------------------------

LOUISIANA-5.97%

Jefferson Parish School Board;
  Sales and Use Tax RB
  6.00%, 02/01/04(b)               AAA      Aaa       1,720     1,803,110
-------------------------------------------------------------------------
Louisiana (State of); Series A GO
  6.00%, 04/15/07(b)               AAA      Aaa       5,000     5,309,500
-------------------------------------------------------------------------
Louisiana Offshore Terminal
  Authority (Loop, Inc.);
  Deepwater Port Refunding Series
  1992 RB
  6.00%, 09/01/01                  A        Baa1      1,000     1,042,300
-------------------------------------------------------------------------
Louisiana Offshore Terminal
  Authority (Loop, Inc.);
  Deepwater Port Refunding RB
  6.20%, 09/01/03                  A        Baa1      1,000     1,058,330
-------------------------------------------------------------------------
Louisiana Public Facilities
  Authority (Tulane University of
  Louisiana); Series 1987 C RB
  7.30%, 08/15/99                  A        A1          270       277,825
-------------------------------------------------------------------------
Ouachita (Parish of) Hospital
  Service District #1 (Glenwood
  Regional Medical Center);
  Hospital Refunding Series 1996
  RB
  5.00%, 05/15/99                  A        --          850       853,162
-------------------------------------------------------------------------
                                                               10,344,227
-------------------------------------------------------------------------

MASSACHUSETTS-4.57%

Massachusetts Health &
  Educational Facilities
  Authority (Harvard University
  Issue); Series I RB
  3.30%, 08/01/17(c)               AAA      VMIG1     7,500     7,500,000
-------------------------------------------------------------------------
New England Education Loan
  Marketing Corp.; Student Loan
  Refunding Senior Issue 1992 D
  RB
  6.20%, 09/01/00                  --       Aaa         400       417,531
-------------------------------------------------------------------------
                                                                7,917,531
-------------------------------------------------------------------------

MICHIGAN-8.35%

Dearborn (City of) Economic
  Development Corp. (Oakwood
  Obligated Group); Hospital
  Series 1991 A RB
  6.95%, 08/15/01(e)(f)            AAA      Aaa       1,000     1,102,890
-------------------------------------------------------------------------
Detroit (City of) School
  District; GO
  5.60%, 05/01/01                  AA       Aa2         765       784,821
-------------------------------------------------------------------------
Grand Rapids Water Supply;
  Refunding RB
  3.30%, 01/01/20(c)(d)            AAA      VMIG1     5,400     5,400,000
-------------------------------------------------------------------------
Michigan State Building
  Authority; Refunding Series I
  RB
  6.40%, 10/01/04                  AA-      A1        2,000     2,141,820
-------------------------------------------------------------------------
Michigan State Hospital Finance
  Authority; Series A RB
  3.55%, 12/01/23(c)(d)            --       VMIG1     4,000     4,000,000
-------------------------------------------------------------------------
Michigan State Strategic Fund;
  Refunding Series 1988 PCR
  3.65%, 04/15/18(c)               --       Aaa         742       741,500
-------------------------------------------------------------------------
North Muskegon School District;
  GO
  7.00%, 05/01/98(b)               AAA      Aaa         200       205,980
-------------------------------------------------------------------------
Novi Community School District;
  GO
  5.875%, 05/01/97(b)              AAA      Aaa         100       100,159
-------------------------------------------------------------------------
                                                               14,477,170
-------------------------------------------------------------------------

                                      RATING(a)       PAR       MARKET
                                    S&P    MOODY'S   (000)      VALUE
MINNESOTA-0.44%

Southern Minnesota Municipal
  Power Agency; Power Supply
  System Series A RB
  5.60%, 01/01/04                  A+       A2       $  745  $    757,889
-------------------------------------------------------------------------

MISSOURI-0.51%

Cass County School District
  #R-02; Missouri Direct Deposit
  Program GO
  4.30%, 03/01/98                  AA       --          375       376,718
-------------------------------------------------------------------------
State Environmental Improvement
  and Energy Resource Authority
  (City of Branson Project)
  (State Revolving Fund Program);
  Water Series 1995 A PCR
  5.00%, 07/01/99(b)               AAA      Aaa         500       503,120
-------------------------------------------------------------------------
                                                                  879,838
-------------------------------------------------------------------------

MONTANA-0.26%

Montana Higher Education
  Assistance Corp.; Student Loan
  Series 1992 A RB
  6.60%, 12/01/00                  --       A           425       447,746
-------------------------------------------------------------------------

NEVADA-0.28%

Clark County Improvement District
  No. 65 (Lamb Boulevard III);
  Series 1992 GO
  6.20%, 12/01/02                  AA-      A1          120       123,812
-------------------------------------------------------------------------
Nevada (State of) (Nevada
  Municipal Bond Bank Project
  Nos. 38-39); Limited Tax Series
  1992 A GO
  6.00%, 07/01/01(e)               AA       --          350       365,512
-------------------------------------------------------------------------
                                                                  489,324
-------------------------------------------------------------------------

NEW JERSEY-1.64%

Gloucester County Utilities
  Authority; Sewer Refunding
  Series 1991 RB
  6.10%, 01/01/00                  AA-      A-1         225       235,420
-------------------------------------------------------------------------
Jersey City (City of) (Qualified
  School Bond); GO
  6.40%, 02/15/00                  AA       A3        1,000     1,048,580
-------------------------------------------------------------------------
New Jersey Transportation Trust
  Fund Authority; Transportation
  System Series 1992 A RB
  5.90%, 06/15/99(e)               NRR      Aaa       1,000     1,030,410
-------------------------------------------------------------------------
Trenton (City of); Fiscal Year
  Adjustment GO
  6.10%, 08/15/02(b)               AAA      Aaa         500       527,015
-------------------------------------------------------------------------
                                                                2,841,425
-------------------------------------------------------------------------

NEW MEXICO-1.05%

Albuquerque (City of);
  Joint Water and Sewer
  Series 1990 A RB
  6.00%, 07/01/00(e)(f)            AAA      --        1,000     1,039,220
-------------------------------------------------------------------------
Las Cruces (City of) South
  Central Solid Waste Authority;
  Environmental RB
  6.00%, 06/01/97                  --       A           260       260,673
-------------------------------------------------------------------------
Santa Fe (City of); Series 1994 A
  RB
  5.50%, 06/01/03(e)               AAA      Aaa         500       514,945
-------------------------------------------------------------------------
                                                                1,814,838
-------------------------------------------------------------------------

NEW YORK-12.26%

Nassau (County of); GO
  5.15%, 03/01/07(b)               AAA      Aaa       5,000     4,992,050
-------------------------------------------------------------------------
New York (City of); Refunding
  Series D GO
  5.60%, 11/01/05                  BBB+     Baa1      5,000     4,982,900
-------------------------------------------------------------------------
New York (City of); Series G GO
  5.90%, 02/01/05                  BBB+     Baa1      1,150     1,170,056
-------------------------------------------------------------------------

                                      RATING(a)       PAR       MARKET
                                    S&P    MOODY'S   (000)      VALUE

NEW YORK-(CONTINUED)

New York (City of) Municipal
  Assistance Corp.; Series I RB
  5.25%, 07/01/03                  AA-      Aa2      $5,500  $  5,590,200
-------------------------------------------------------------------------
New York (State of) Dormitory
  Authority; Mental Health
  Facilities Series A RB
  6.00%, 02/15/05                  BBB+     Baa1      1,000     1,023,170
-------------------------------------------------------------------------
  6.00%, 08/15/07                  BBB+     Baa1      1,775     1,798,075
-------------------------------------------------------------------------
New York (State of) Medical Care
  Facilities Financing Agency;
  Hospital & Nursing Home Series
  1995 A RB
  5.60%, 02/15/05(b)               AAA      --        1,665     1,703,112
-------------------------------------------------------------------------
                                                               21,259,563
-------------------------------------------------------------------------

OHIO-4.42%

Franklin (County of); 1991 Issue
  GO
  6.30%, 12/01/01(e)(f)            NRR      --        1,500     1,621,485
-------------------------------------------------------------------------
Greene (County of); Water System
  Series A RB
  5.45%, 12/01/06(b)               AAA      Aaa         585       597,735
-------------------------------------------------------------------------
Hilliard City School District;
  School Improvement Refunding
  Series 1992 GO
  6.05%, 12/01/00(b)               AAA      Aaa         500       526,025
-------------------------------------------------------------------------
  6.15%, 12/01/01(b)               AAA      Aaa         250       265,103
-------------------------------------------------------------------------
Lucas County (St. Vincent's
  Medical Center); Hospital
  Series A RB
  6.75%, 08/15/00(b)(f)            AAA      Aaa       2,000     2,147,380
-------------------------------------------------------------------------
Lucas County Health Facilities
  (Lutheran Homes Society
  Project); RB
  3.45%, 11/01/19(c)(d)            AA       --          390       390,000
-------------------------------------------------------------------------
Miami County (Upper Valley
  Medical Center); Refunding
  Hospital Facility Series 1996 B
  RB
  5.00%, 05/15/98(b)               AAA      Aaa         585       588,691
-------------------------------------------------------------------------
Ohio State Public Facilities
  Commission; Mental Health
  Series A RB
  7.00%, 12/01/97                  AA-      Aa3       1,500     1,526,385
-------------------------------------------------------------------------
                                                                7,662,804
-------------------------------------------------------------------------

OKLAHOMA-5.17%

Grand River Dam Authority;
  Refunding Series 1987 RB
  6.45%, 06/01/97(e)(f)            AAA      Aaa         500       512,010
-------------------------------------------------------------------------
Norman (City of) Hospital
  Authority; Refunding Series A
  RB
  5.20%, 09/01/06(b)               AAA      Aaa         310       308,388
-------------------------------------------------------------------------
  5.30%, 09/01/07(b)               AAA      Aaa       1,090     1,088,212
-------------------------------------------------------------------------
Norman (City of) Utilities
  Authority; RB
  5.10%, 11/01/06                  AAA      Aaa         500       493,645
-------------------------------------------------------------------------
Oklahoma Housing Finance Agency;
  Single Family Mortgage Series A
  RB
  6.55%, 03/01/00(b)               AAA      Aaa         130       134,961
-------------------------------------------------------------------------
Oklahoma State Turnpike
  Authority; RB
  7.875%, 01/01/99(e)(f)           AAA      --        4,780     5,145,766
-------------------------------------------------------------------------
Southern Oklahoma Memorial
  Hospital Authority; Hospital
  Series 1993 A RB
  5.60%, 02/01/00                  A        A         1,250     1,280,037
-------------------------------------------------------------------------
                                                                8,963,019
-------------------------------------------------------------------------

OREGON-1.51%

Oregon (State of) Department of
  Transportation (Westside Light
  Rail Project); Series 1994 RB
  5.00%, 06/01/97(b)               AAA      Aaa       1,000     1,001,940
-------------------------------------------------------------------------

                                      RATING(a)       PAR       MARKET
                                    S&P    MOODY'S   (000)      VALUE

OREGON-(CONTINUED)

Portland (City of); Sewer System
  Series 1994 A RB
  5.45%, 06/01/03                  A+       A1       $1,065  $  1,100,315
-------------------------------------------------------------------------
  5.55%, 06/01/04                  A+       A1          500       519,390
-------------------------------------------------------------------------
                                                                2,621,645
-------------------------------------------------------------------------

PENNSYLVANIA-3.09%

Pennsylvania Industrial
  Development Authority; Economic
  Development Series 1991 A RB
  6.50%, 01/01/98(e)               NRR      NRR         100       101,623
-------------------------------------------------------------------------
  6.50%, 07/01/98(e)               NRR      NRR         150       153,852
-------------------------------------------------------------------------
York (City of); Pooled Financing
  RB
  3.50%, 09/01/26(c)(d)            A+       --        5,100     5,100,000
-------------------------------------------------------------------------
                                                                5,355,475
-------------------------------------------------------------------------

RHODE ISLAND-0.62%

Rhode Island (State of);
  Refunding Series 1992 A GO
  6.10%, 06/15/03(b)               AAA      Aaa       1,000     1,063,950
-------------------------------------------------------------------------

SOUTH DAKOTA-1.14%

Rapid City (City of); Sales Tax
  Series 1995 A RB
  5.60%, 06/01/05(b)               AAA      Aaa         255       264,093
-------------------------------------------------------------------------
South Dakota Health and Education
  Facility McKennan Hospital;
  Refunding Series 1996 RB
  5.40%, 07/01/06(b)               AAA      Aaa       1,680     1,703,033
-------------------------------------------------------------------------
                                                                1,967,126
-------------------------------------------------------------------------

TENNESSEE-1.42%

Knoxville (City of); Refunding
  Series B GO
  4.85%, 05/01/99                  AA-      A1          700       710,885
-------------------------------------------------------------------------
Nashville and Davidson (County
  of) Health and Education
  Facilities Board (Meharry
  Medical College); RB
  7.875%, 12/01/04(e)              NRR      Aaa       1,100     1,205,963
-------------------------------------------------------------------------
Tennessee School Board Authority
  (College and University
  Improvement); RB
  5.75%, 05/01/06                  AA       A1          550       551,545
-------------------------------------------------------------------------
                                                                2,468,393
-------------------------------------------------------------------------

TEXAS-9.48%

Alamo Community College District;
  Series 1990 GO
  6.90%, 02/15/00(e)(f)            AA       Aaa         500       529,415
-------------------------------------------------------------------------
Austin (City of); Combined
  Utility System Refunding Series
  1986 RB
  7.20%, 05/15/98(e)               NRR      NRR          25        25,828
-------------------------------------------------------------------------
  Series 1986 RB
  7.20%, 05/15/98                  A        A           175       177,361
-------------------------------------------------------------------------
Clint Independent School
  District; Unlimited Tax
  Refunding Series 1991 GO
  6.30%, 03/01/00(b)               --       Aaa         185       191,434
-------------------------------------------------------------------------
Comal County Industrial
  Development Authority (The
  Coleman Company, Inc. Project);
  Series 1980 IDR
  9.25%, 08/01/00(e)               NRR      NRR         665       719,038
-------------------------------------------------------------------------
Conroe (City of) Independent
  School District; Unlimited
  School Tax GO
  7.375%, 02/01/01(b)              AAA      Aaa         115       125,525
-------------------------------------------------------------------------

                                      RATING(a)       PAR       MARKET
                                    S&P    MOODY'S   (000)      VALUE

TEXAS-(CONTINUED)

Dallas (City of); Waterwork &
  Sewer System Series A RB
  5.50%, 10/01/05                  AA       Aa       $1,000  $  1,004,970
-------------------------------------------------------------------------
Gatesville Independent School
  District; Unlimited Tax School
  Building and Refunding Series
  1995 RB
  5.80%, 02/01/03(b)               --       Aaa         485       508,610
-------------------------------------------------------------------------
Harris (County of); Port of
  Houston Authority RB
  5.75%, 05/01/02                  A        A         1,565     1,596,926
-------------------------------------------------------------------------
Harris County Health Facilities
  Development Corp. (Memorial
  Hospital System Project);
  Hospital Series 1992 RB
  6.70%, 06/01/00(e)               A-       A2        1,000     1,057,130
-------------------------------------------------------------------------
Harris County Health Facilities
  Development Corp. (School
  Health Care System Project);
  Series B RB
  4.00%, 07/01/98                  AA       Aa3         840       838,942
-------------------------------------------------------------------------
  5.10%, 07/01/06                  AA       Aa3       1,000       985,440
-------------------------------------------------------------------------
Hays (County of); Series 1995 GO
  7.75%, 08/15/97(b)               AAA      Aaa         175       177,396
-------------------------------------------------------------------------
Keller (City of) Independent
  School District; Series 1994
  Certificates of Participation
  5.75%, 08/15/01(b)               AAA      Aaa         915       953,201
-------------------------------------------------------------------------
Kerrville (City of); Electric
  System Refunding Series 1991 RB
  6.375%, 11/01/01(b)              AAA      Aaa         185       196,137
-------------------------------------------------------------------------
La Marque Independent School
  District; Unlimited Schoolhouse
  Tax Series 1992 GO
  7.50%, 08/15/99(b)               AAA      Aaa         575       616,204
-------------------------------------------------------------------------
  7.50%, 08/15/02(b)               AAA      Aaa         750       845,497
-------------------------------------------------------------------------
Plano Independent School
  District; GO
  5.80%, 02/15/05(b)               AAA      Aaa       2,025     2,109,665
-------------------------------------------------------------------------
San Antonio (City of); Electric
  and Gas System Refunding Series
  1989 A RB
  7.00%, 02/01/01                  AA       Aa1         400       421,696
-------------------------------------------------------------------------
Temple (City of) (Bell County);
  Refunding Series 1992 GO
  5.80%, 02/01/01(b)               AAA      Aaa         250       259,690
-------------------------------------------------------------------------
Texarkana (City of); Water and
  Sewer Utility Improvement
  Series 1996 GO
  6.75%, 02/15/98(b)               AAA      Aaa         280       286,740
-------------------------------------------------------------------------
Texas (State of); Refunding
  Series A GO
  6.00%, 10/01/06                  AA       Aa        1,000     1,070,170
-------------------------------------------------------------------------
Texas Municipal Power Agency; RB
  5.75%, 09/01/02(e)(f)            AAA      Aaa       1,000     1,040,880
-------------------------------------------------------------------------
Texas Turnpike Authority (Addison
  Airport Toll Tunnel Project);
  Dallas North Tollway Series
  1994 RB
  6.30%, 01/01/05(b)               AAA      Aaa         500       538,605
-------------------------------------------------------------------------
Texas Water Resources Finance
  Authority; Series 1989 A RB
  7.25%, 08/15/97                  A        A           140       141,372
-------------------------------------------------------------------------
University of Texas System;
  General Tuition Series 1986
  Refunding RB
  7.75%, 08/15/98(e)               AA+      Aa1          10        10,482
-------------------------------------------------------------------------
                                                               16,428,354
-------------------------------------------------------------------------

                                      RATING(a)       PAR       MARKET
                                    S&P    MOODY'S   (000)      VALUE
UTAH-1.22%

Salt Lake (City of) Municipal
  Building Authority; Series A RB
  6.50%, 10/15/00                  A+       A1       $  570  $    593,142
-------------------------------------------------------------------------
Utah (State of) (Board of Water
  Resources Program); Revolving
  Fund Recapitalization Series
  1992 B RB
  6.10%, 04/01/02                  AA       --          500       529,470
-------------------------------------------------------------------------
Utah Municipal Finance
  Cooperative (Pooled Capital
  Improvement Financing Program)
  (University Hospital Project);
  Local Government Series August
  1, 1991 RB
  6.50%, 05/15/99                  AA       --          475       496,090
-------------------------------------------------------------------------
Utah Water Financing Agency;
  Series A RB
  4.40%, 10/01/99(b)               AAA      Aaa         500       497,665
-------------------------------------------------------------------------
                                                                2,116,367
-------------------------------------------------------------------------

VIRGINIA-1.44%

Henrico (County of) Industrial
  Development Authority
  (Hermitage Project); Health
  Facilities RB
  3.80%, 05/01/24(c)(d)            --       VMIG1        30        29,500
-------------------------------------------------------------------------
Medical College of Hampton Roads;
  General Refunding Series 1991 A
  RB
  6.00%, 11/15/99                  A-       --          605       623,065
-------------------------------------------------------------------------
Norfolk (City of) Redevelopment
  and Housing Authority (State
  Board for Community
  Colleges-Tidewater);
  Educational Facility Series
  1995 RB
  5.30%, 11/01/04                  AA       Aa          535       545,331
-------------------------------------------------------------------------
  5.40%, 11/01/05                  AA       Aa          500       513,085
-------------------------------------------------------------------------
Portsmouth (City of); Port
  Improvement Unlimited Tax
  Refunding GO
  6.40%, 11/01/03                  AA-      A           300       323,046
-------------------------------------------------------------------------
Portsmouth (City of); Public
  Utility Refunding Series 1992
  GO
  5.90%, 11/01/01                  AA-      A           450       470,669
-------------------------------------------------------------------------
                                                                2,504,696
-------------------------------------------------------------------------

WASHINGTON-3.90%

King (County of); Series A RB
  5.80%, 01/01/05                  AA+      Aa1       1,000     1,050,100
-------------------------------------------------------------------------
Seattle (City of) (West Seattle
  Bridge); Limited Tax Refunding
  Series 1991 GO
  6.40%, 10/01/01                  AA+      Aa1         250       266,830
-------------------------------------------------------------------------
Seattle (Port of); Series 1992 A
  RB
  6.00%, 11/01/01                  AA-      A-1         500       522,910
-------------------------------------------------------------------------
Snohomish (County of) Public
  Utilities District # 1; RB
  5.70%, 01/01/06(b)               AAA      Aaa       4,000     4,148,240
-------------------------------------------------------------------------
Washington Health Care Facility
  Authority (Our Lady of Lourdes
  Health Center); Refunding RB
  7.35%, 12/01/97(d)               A        --          500       508,575
-------------------------------------------------------------------------
Washington Public Power Supply
  System (Nuclear Project #3);
  Refunding Series B RB
  6.80%, 07/01/97                  AA-      Aa1         250       251,725
-------------------------------------------------------------------------
                                                                6,748,380
-------------------------------------------------------------------------

                                      RATING(a)       PAR       MARKET
                                    S&P    MOODY'S   (000)      VALUE


WISCONSIN-3.62%

Middleton (City of); GO
  4.00%, 03/01/99                  --       Aa2      $1,000  $    995,420
-------------------------------------------------------------------------
Sturgeon Bay (City of); Series
  1996 A Bond Anticipation Notes
  4.30%, 10/01/97                  --       MIG-1     1,000     1,000,390
-------------------------------------------------------------------------
Wisconsin (State of); Series A GO
  5.75%, 05/01/99                  AA       Aa        1,000     1,027,480
-------------------------------------------------------------------------
Wisconsin Health and Educational
  Facilities Authority
  (Marshfield Clinic); RB
  5.20%, 02/15/07(b)               AAA      Aaa       3,310     3,247,242
-------------------------------------------------------------------------
                                                                6,270,532
-------------------------------------------------------------------------
TOTAL INVESTMENTS-116.00%                                     201,075,980
-------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-(16.00%)                        (27,734,200)
-------------------------------------------------------------------------
NET ASSETS-100.00%                                           $173,341,780
=========================================================================

Investment Abbreviations:

GO    - General Obligation Bonds
IDR   - Industrial Development Revenue Bonds
NRR   - Not re-rated
PCR   - Pollution Control Revenue Bonds
RB    - Revenue Bonds

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Ratings assigned by Moody's Investors Service, Inc. ("MOODY'S") and Standard & Poor's Corporation ("S&P"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of the security. Ratings are not covered by Independent Auditors' Report.

(b) Secured by bond insurance.

(c) Payable on demand by the Fund at specified frequencies no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on March 31, 1997.

(d) Secured by a letter of credit.

(e) Secured by an escrow fund of U.S. Treasury obligations.

(f) Security has an outstanding irrevocable call or mandatory put by the issuer. Market value and maturity date reflect such call or put.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 1997

ASSETS:

Investments, at market value (cost
  $199,440,470)                            $  201,075,980
---------------------------------------------------------
Receivables for:
  Capital stock sold                              220,266
---------------------------------------------------------
  Interest                                      2,171,711
---------------------------------------------------------
Investment for deferred compensation plan          12,379
---------------------------------------------------------
Other assets                                       44,562
---------------------------------------------------------
    Total assets                              203,524,898
---------------------------------------------------------
LIABILITIES:

Payables for:
  Investments purchased                        29,476,663
---------------------------------------------------------
  Capital stock reacquired                        242,356
---------------------------------------------------------
  Dividends                                       349,164
---------------------------------------------------------
  Deferred compensation plan                       12,379
---------------------------------------------------------
Accrued advisory fees                              43,785
---------------------------------------------------------
Accrued administrative service fees                11,154
---------------------------------------------------------
Accrued directors' fees                             2,400
---------------------------------------------------------
Accrued transfer agent fees                        10,750
---------------------------------------------------------
Accrued operating expenses                         34,467
---------------------------------------------------------
    Total liabilities                          30,183,118
---------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                              $  173,341,780
=========================================================
Capital stock, $.001 par value per share:
  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                  16,154,571
=========================================================
NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE                                    $        10.73
---------------------------------------------------------
OFFERING PRICE PER SHARE:
  (Net asset value of $10.73 divided by
  99.00%)                                  $        10.84
=========================================================


STATEMENT OF OPERATIONS

For the year ended March 31, 1997

INVESTMENT INCOME:

Interest income                              $ 4,790,956
--------------------------------------------------------
EXPENSES:

Advisory fees                                    276,828
--------------------------------------------------------
Custodian fees                                     7,156
--------------------------------------------------------
Transfer agent fees                               61,732
--------------------------------------------------------
Registration and filing fees                      35,266
--------------------------------------------------------
Administrative service fees                       52,666
--------------------------------------------------------
Directors' fees                                    7,508
--------------------------------------------------------
Other                                             77,082
--------------------------------------------------------
       Total expenses                            518,238
--------------------------------------------------------
Net investment income                          4,272,718
--------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES:

Net realized gain on sales of investment
  securities                                       7,036
--------------------------------------------------------
Net unrealized appreciation (depreciation)
  of investment securities                    (1,085,090)
--------------------------------------------------------
       Net gain (loss) on investment
         securities                           (1,078,054)
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                 $ 3,194,664
========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended March 31, 1997 and 1996

                                                                  1997           1996
OPERATIONS:

  Net investment income                                       $  4,272,718    $ 3,731,756
-----------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities         7,036         (5,848)
-----------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                  (1,085,090)       836,452
-----------------------------------------------------------------------------------------
       Net increase in net assets resulting from operations      3,194,664      4,562,360
-----------------------------------------------------------------------------------------
Dividends to shareholders from net investment income            (4,406,557)    (3,712,690)
-----------------------------------------------------------------------------------------
Distributions from capital                                         (21,485)            --
-----------------------------------------------------------------------------------------
Net increase (decrease) from capital stock transactions         91,508,711       (137,887)
-----------------------------------------------------------------------------------------
       Net increase in net assets                               90,275,333        711,783
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                           83,066,447     82,354,664
-----------------------------------------------------------------------------------------
  End of period                                               $173,341,780    $83,066,447
-----------------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $172,821,545    $81,353,865
-----------------------------------------------------------------------------------------
  Undistributed net investment income                              (10,946)       103,347
-----------------------------------------------------------------------------------------
  Undistributed realized gain (loss) on sales of investment
    securities                                                  (1,104,329)    (1,111,365)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities               1,635,510      2,720,600
-----------------------------------------------------------------------------------------
                                                              $173,341,780    $83,066,447
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax Exempt Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company is organized as a Maryland corporation consisting of three separate portfolios; the Intermediate Portfolio, AIM Tax-Exempt Cash Fund and AIM Tax-Exempt Bond Fund of Connecticut. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities, and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Intermediate Portfolio (the "Fund"). The Fund currently offers one class of shares, AIM Tax-Free Intermediate Shares (the "Shares"). The investment objective of the Fund is to generate as high a level of tax-exempt income as is consistent with preservation of capital by investing in high quality, intermediate-term municipal securities having a maturity of ten and one-half years or less.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations -- Portfolio securities are valued based on market quotations or at fair value determined by a pricing service approved by the Company's Board of Directors, provided that securities with a demand feature exercisable within one to seven days are valued at par. Prices provided by the pricing service represent valuations of the mean between current bid and asked market prices which may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Directors or its designees determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in accordance with methods which are specifically authorized by the Board of Directors. Notwithstanding the above, short-term obligations with maturities of sixty days or less are valued at amortized cost.

B. Securities Transactions and Investment Income -- Securities transactions are recorded on a trade date basis. Realized gains and losses are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and original issue discounts, is earned from settlement date and is recorded on the accrual basis. On March 31, 1997 $21,485, was reclassified from undistributed net investment income to paid-in-capital due to distributions in excess of net investment income. In addition, $19,546 was reclassified from net investment income to paid in capital due to permanent book/tax differences. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Dividends and Distributions to Shareholders -- It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Net realized capital gains (including net short-term capital gains and market discounts), if any, are distributed annually.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable capital gains, if any) of $1,118,055, which expires, if not previously utilized, in the year 2004. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay "exempt interest dividends," as defined in the Internal Revenue Code.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.30% of the first $500 million of the Fund's average daily net assets, plus 0.25% of the Fund's average daily net assets in excess of $500 million, but not in excess of $1 billion, plus 0.20% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Fund. During the year ended March 31, 1997, the Fund reimbursed AIM $52,666 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agent and shareholder services to the Fund. During the year ended March 31, 1997, the Fund paid AFS $38,819 for such services.
  Under the terms of a master distribution agreement between the Company and the Fund, A I M Distributors, Inc. ("AIM Distributors") acts as the exclusive distributor of the Shares. AIM Distributors received commissions of $21,018 from sales of capital stock during the year ended March 31, 1997. Such commissions are not an expense of the Company. They are deducted from, and are not included in, the proceeds from sales of capital stock. Certain officers and directors of the Company are officers of AIM, AFS and AIM Distributors.
  During the year ended March 31, 1997, the Fund paid legal fees of $4,122 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the year ended March 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES
The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended March 31, 1997 was $94,982,995 and $22,629,475, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of March 31, 1997 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $2,095,498
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (459,988)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                   $1,635,510
=========================================================
Investments have the same cost for tax and financial
  statement purposes.

NOTE 6-CAPITAL STOCK

Changes in capital stock outstanding for the years ended March 31, 1997 and 1996 were as follows:

                                 1997                        1996
                       -------------------------   -------------------------
                         SHARES        AMOUNT        SHARES        AMOUNT
                       ----------   ------------   ----------   ------------
Sold                   11,037,256   $119,260,028    2,173,832   $ 23,604,635
---------------------  ----------   ------------   ----------   ------------
Issued as
  reinvestment of
  dividends               277,497      2,985,870      232,136      2,517,616
---------------------  ----------   ------------   ----------   ------------
Reacquired             (2,855,695)   (30,737,187)  (2,428,661)   (26,260,138)
---------------------  ----------   ------------   ----------   ------------
                        8,459,058   $ 91,508,711      (22,693)  $   (137,887)
                       ==========   ============   ==========   ============

NOTE 7- FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during each of the years in the eight-year period ended March 31, 1997, the eleven months ended March 31, 1989 and the period May 11, 1987 (date operations commenced) through April 30, 1988.

                                                                    MARCH 31,
                              --------------------------------------------------------
                                1997        1996        1995        1994        1993
                              --------     -------     -------     -------     -------
Net asset value, beginning
  of period                     $10.79      $10.67      $10.62      $10.74      $10.27
----------------------------  --------     -------     -------     -------     -------
Income from investment
  operations:
    Net investment income         0.50        0.52        0.49        0.48        0.53
----------------------------  --------     -------     -------     -------     -------
    Net gains (losses) on
      securities (both
      realized and
      unrealized)                (0.04)       0.12        0.04       (0.10)       0.47
============================  ========     =======     =======     =======     =======
        Total from
          investment
          operations              0.46        0.64        0.53        0.38        1.00
============================  ========     =======     =======     =======     =======
Less distributions:
    Dividends from net
      investment income          (0.52)      (0.52)      (0.48)      (0.48)      (0.53)
----------------------------  --------     -------     -------     -------     -------
    Distributions from net
      realized capital gains        --          --          --       (0.02)         --
----------------------------  --------     -------     -------     -------     -------
        Total distributions      (0.52)      (0.52)      (0.48)      (0.50)      (0.53)
----------------------------  --------     -------     -------     -------     -------
Net asset value, end of
  period                        $10.73      $10.79      $10.67      $10.62      $10.74
============================  ========     =======     =======     =======     =======
Total return(a)                   4.33%       6.06%       5.17%       3.47%      10.01%
============================  ========     =======     =======     =======     =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted)              $173,342     $83,066     $82,355     $99,757     $70,120
============================  ========     =======     =======     =======     =======
Ratio of expenses to average
  net assets                      0.56%(b)    0.65%       0.59%       0.61%(c)    0.38%(c)
============================  ========     =======     =======     =======     =======
Ratio of net investment
  income to average net
  assets                          4.63%(b)    4.81%       4.65%       4.37%(c)    5.00%(c)
============================  ========     =======     =======     =======     =======
Portfolio turnover rate             26%         32%         75%         26%         29%
============================  ========     =======     =======     =======     =======


                              -----------------------------------------       APRIL 30,
                               1992         1991       1990       1989          1988
                              -------      ------     ------     ------       ---------
Net asset value, beginning
  of period                    $10.07       $9.89      $9.69      $9.88          $10.00
----------------------------  -------      ------     ------     ------       ---------
Income from investment
  operations:
    Net investment income        0.62        0.63       0.62       0.56            0.55
----------------------------  -------      ------     ------     ------       ---------
    Net gains (losses) on
      securities (both
      realized and
      unrealized)                0.20        0.18       0.20      (0.19)          (0.12)
============================  =======      ======     ======     ======       =========
        Total from
          investment
          operations             0.82        0.81       0.82       0.37            0.43
============================  =======      ======     ======     ======       =========
Less distributions:
    Dividends from net
      investment income         (0.62)      (0.63)     (0.62)     (0.56)          (0.55)
----------------------------  -------      ------     ------     ------       ---------
    Distributions from net
      realized capital gains       --          --         --         --              --
----------------------------  -------      ------     ------     ------       ---------
        Total distributions     (0.62)      (0.63)     (0.62)     (0.56)          (0.55)
----------------------------  -------      ------     ------     ------       ---------
Net asset value, end of
  period                       $10.27      $10.07      $9.89      $9.69           $9.88
============================  =======      ======     ======     ======       =========
Total return(a)                  8.39%       8.39%      8.66%      3.85%           4.46%
============================  =======      ======     ======     ======       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (000s omitted)              $38,773      $6,184     $5,231     $4,413          $5,594
============================  =======      ======     ======     ======       =========
Ratio of expenses to average
  net assets                     0.02%(c)    0.50%(c)   0.50%(c)   0.53%(c)(d)     0.50%(c)(d)
============================  =======      ======     ======     ======       =========
Ratio of net investment
  income to average net
  assets                         5.78%(c)    6.29%(c)   6.27%(c)   6.74%(c)(d)     5.86%(c)(d)
============================  =======      ======     ======     ======       =========
Portfolio turnover rate            15%          0%        12%        31%             80%
============================  =======      ======     ======     ======       =========


(a) Does not deduct sales charges and for periods less than one year, total return is not annualized.
(b) Ratios are based on average net assets of $92,275,955.
(c) After waiver of advisory fees and/or expense reimbursements. The ratios of expenses and net investment income prior to waivers and/or expense reimbursements were as follows:

                                                 Net Investment
     Period ended       Expenses                     Income
     ------------       --------                 --------------
   1994                   0.64%                      4.35%
   1993                   0.66%                      4.71%
   1992                   0.98%                      4.81%
   1991                   1.79%                      5.00%
   1990                   1.91%                      4.86%
   1989                   2.09%                      5.18%
   1988                   1.57%                      4.79%

(d) Annualized.

                      INDEPENDENT AUDITORS' REPORT

                      The Board of Directors and Shareholders of
                      AIM Tax-Exempt Funds, Inc.:

                      We have audited the accompanying statement of assets and liabilities of AIM Tax-Exempt Bond Fund of Connecticut (a portfolio of AIM Tax-Exempt Funds, Inc.), including the schedule of investments, as of March 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, the three-month period ended March 31, 1994, and the year ended December 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
                        We conducted our audits in accordance with generally
                      accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                        In our opinion, the financial statements and financial
                      highlights referred to above present fairly, in all material respects, the financial position of AIM Tax-Exempt Bond Fund of Connecticut as of March 31, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended, the three-month period ended March 31, 1994, and for the year ended December 31, 1993, in conformity with generally accepted accounting principles.



                                                    /s/ KPMG PEAT MARWICK LLP
                                                    KPMG Peat Marwick LLP

                      Houston, Texas
                      May 2, 1997

SCHEDULE OF INVESTMENTS

MARCH 31, 1997

                               RATING(a)       PAR        MARKET
                              S&P   MOODY'S   (000)        VALUE
MUNICIPAL OBLIGATIONS-97.91%

EDUCATION-11.44%

Connecticut Health and
  Education Facilities
  Authority (Fairfield
  University); Series F RB
  6.875%, 07/01/09           BBB+   Baa1      $1,475    $ 1,548,013
-------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority
  (Quinnipiac College); RB
  4.90%, Series D, 07/01/98  BBB-   -            150        149,292
-------------------------------------------------------------------
  7.25%, Series 1989 B,
    07/01/99(b)(c)           AAA    NRR          450        484,942
-------------------------------------------------------------------
Connecticut Regional School
  District No. 5;
  Series 1992 GO
  6.00%, 03/01/12(d)         AAA    Aaa          335        346,893
-------------------------------------------------------------------
Connecticut Regional School
  District No. 5
  (Towns of Bethany, Orange
  and Woodbridge); 1993
  Issue GO
  5.50%, 02/15/07(d)         AAA    Aaa          500        513,760
-------------------------------------------------------------------
Connecticut State Higher
  Education Supplemental
  Loan Authority (Family
  Education Loan Program);
  Series 1990 A RB
  7.50%, 11/15/10(e)         -      A1         1,265      1,317,080
-------------------------------------------------------------------
                                                          4,359,980
-------------------------------------------------------------------

ELECTRIC-4.47%

Connecticut Development
  Authority (New England
  Power Co.); Series 1985
  Fixed Rate PCR
  7.25%, 10/15/15            A+     A2         1,600      1,702,608
-------------------------------------------------------------------

GENERAL OBLIGATION-12.08%

Bridgeport (Town of),
  Connecticut; Series A
  Unlimited GO
  6.00%, 09/01/06(d)         AAA    Aaa          875        929,871
-------------------------------------------------------------------
Brooklyn (City of),
  Connecticut; Unlimited
  Tax GO
  5.50%, 05/01/06(d)         AAA    Aaa          250        255,905
-------------------------------------------------------------------
  5.70%, 05/01/08(d)         AAA    Aaa          250        258,310
-------------------------------------------------------------------
Chester (Town of),
  Connecticut; Series 1989
  GO
  7.00%, 10/01/05            -      A            190        201,292
-------------------------------------------------------------------
Connecticut (State of);
  Series 1991 A GO
  6.75%, 03/01/01(b)(c)      NRR    NRR          480        521,323
-------------------------------------------------------------------
Connecticut (State of)
  (General Purpose Public
  Improvement); GO
  6.75%, Series 1991 A,
    03/01/01(b)(c)           NRR    NRR          200        217,218
-------------------------------------------------------------------
  6.50%, Series 1992 A,
    03/15/02(b)(c)           NRR    NRR          300        325,860
-------------------------------------------------------------------

                               RATING(a)       PAR        MARKET
                              S&P   MOODY'S   (000)        VALUE

GENERAL OBLIGATION-(CONTINUED)
Mansfield (City of),
  Connecticut; Series 1990
  GO
  6.00%, 06/15/07            -      A1       $  100    $   105,855
------------------------------------------------------------------
  6.00%, 06/15/08            -      A1          100        104,983
------------------------------------------------------------------
  6.00%, 06/15/09            -      A1          100        105,760
------------------------------------------------------------------
New Britain (City of),
  Connecticut; Series 1992
  Various Purpose GO
  6.00%, 02/01/11(d)         AAA    Aaa         400        418,364
------------------------------------------------------------------
North Canaan (City of),
  Connecticut;
  Series 1991 GO
  6.50%, 01/15/08            -      A           125        137,080
------------------------------------------------------------------
  6.50%, 01/15/09            -      A           125        136,744
------------------------------------------------------------------
  6.50%, 01/15/10            -      A           125        136,234
------------------------------------------------------------------
  6.50%, 01/15/11            -      A           125        135,566
------------------------------------------------------------------
Somers (City of),
  Connecticut; Series 1990
  Various Purpose GO
  6.00%, 12/01/10            -      A1          190        200,146
------------------------------------------------------------------
Westbrook (City of),
  Connecticut; Series 1992
  GO
  6.40%, 03/15/10(d)         AAA    Aaa         380        416,176
------------------------------------------------------------------
                                                         4,606,687
------------------------------------------------------------------

HEALTH CARE-13.22%

Connecticut Health and
  Education Facilities
  Authority
  (Bridgeport Hospital);
  1992 Series A RB
  6.625%, 07/01/18(d)        AAA    Aaa         500        528,595
------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority
  (Capital Asset); Series
  1989 B RB
  7.00%, 01/01/00(f)         A      A1          200        209,856
------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority
  (Danbury Hospital); 1991
  Series E RB
  6.50%, 07/01/14(d)         AAA    Aaa         750        786,278
------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority
  (Middlesex Hospital);
  1992 Series G RB
  6.25%, 07/01/12(d)         AAA    Aaa       1,100      1,142,647
------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority
  (New Britain Memorial
  Hospital); Series 1991 A
  RB
  7.75%, 07/01/22            BBB-   -           500        533,325
------------------------------------------------------------------
Connecticut Health and
  Education Facilities
  Authority (Stamford
  Hospital); Series F RB
  5.40%, 07/01/09(d)         AAA    Aaa       1,000        993,720
------------------------------------------------------------------


                               RATING(a)       PAR        MARKET
                              S&P   MOODY'S   (000)        VALUE


HEALTH CARE-(CONTINUED)
Connecticut Health and
  Education Facilities
  Authority (Yale-New Haven
  Hospital); Series 1990 F
  RB
  7.10%, 07/01/00(b)(c)      AAA    Aaa      $  775    $   845,339
------------------------------------------------------------------
                                                         5,039,760
------------------------------------------------------------------

HOUSING-13.45%

Connecticut Housing
  Development Authority
  (Housing Mortgage Finance
  Program); RB
  7.55%, Series 1990 B-1,
    11/15/08                 AA     Aa          345        358,010
------------------------------------------------------------------
  7.00%, Series 1991 A-1,
    11/15/09                 AA     Aa          450        471,240
------------------------------------------------------------------
  6.55%, Series 1991 C,
    Sub-Series C-3,
    11/15/13                 AA     Aa          310        322,576
------------------------------------------------------------------
  7.00%, Series C,
    11/15/99(e)              AA     Aa          320        331,363
------------------------------------------------------------------
Connecticut (State of)
  (Housing Mortgage Finance
  Program); RB
  6.00%, Series 1993 E-1,
    05/15/17                 AA     Aa          675        676,289
------------------------------------------------------------------
  5.95%, Series E-1,
    05/15/17                 AA     Aa          500        498,795
------------------------------------------------------------------
  6.30%, Series C-1,
    11/15/17                 AA     Aa        1,270      1,289,152
------------------------------------------------------------------
  6.25%, Series C-2,
    11/15/18                 AA     Aa          750        756,510
------------------------------------------------------------------
  6.70%, Series C-2,
    11/15/22(e)              AA     Aa          415        424,125
------------------------------------------------------------------
                                                         5,128,060
------------------------------------------------------------------

LEASE RENTAL-1.11%

Connecticut (State of)
  (Middletown Courthouse
  Facilities Project); 1991
  Issue Lease-Rental
  Revenue Certificates of
  Participation
  6.25%, 12/15/10(d)         AAA    Aaa         400        422,772
------------------------------------------------------------------

RESOURCE RECOVERY-5.93%

Connecticut State Resource
  Recovery Authority
  (American Ref-Fuel Co.-
  Southeastern Connecticut
  Project); Series 1988 A
  RB
  8.00%, 11/15/15(e)         AA-    Baa1        500        536,335
------------------------------------------------------------------
Connecticut State Resource
  Recovery Authority
  (Bridgeport Resco
  Corp.-Ltd. Partners);
  1985 Issue RB
  8.625%, Project B,
    01/01/04                 A      A           670        687,052
------------------------------------------------------------------
  7.625%, Project A,
    01/01/09                 A      A         1,000      1,035,610
------------------------------------------------------------------
                                                         2,258,997
------------------------------------------------------------------

TRANSPORTATION-19.05%

Connecticut State Special
  Tax Obligation
  (Transportation
  Infrastructure); RB
  5.10%, Series 1992 B,
    09/01/99                 AA-    A1        1,000      1,010,330
------------------------------------------------------------------
  6.25%, Series 1991 B,
    10/01/01(b)(c)           NRR    Aaa       1,000      1,077,100
------------------------------------------------------------------
  6.80%, Series A,
    06/01/03(b)(c)           NRR    NRR       1,250      1,372,788
------------------------------------------------------------------
  6.50%, Series 1991 B,
    10/01/10                 AA-    A1          530        586,969
------------------------------------------------------------------

                               RATING(a)       PAR        MARKET
                              S&P   MOODY'S   (000)        VALUE

TRANSPORTATION-(CONTINUED)
Connecticut State Special
  Tax Obligation
  (Transportation
  Infrastructure Sales and
  Excise Tax); RB
  5.90%, Series 1991 B,
    10/01/99                 AA-    A1       $1,000    $ 1,030,060
------------------------------------------------------------------
  6.80%, Series 1989 C,
    12/01/99(b)(c)           AAA    NRR         500        537,640
------------------------------------------------------------------
  6.50%, Series 1991 B,
    10/01/12                 AA-    A1        1,500      1,645,155
------------------------------------------------------------------
                                                         7,260,042
------------------------------------------------------------------

WATER & SEWER-9.47%

Connecticut Development
  Authority (Pfizer Inc.);
  Series 1982 Refunding PCR
  6.55%, 02/15/13            AAA    Aaa         250        269,158
------------------------------------------------------------------
Connecticut Development
  Authority Water Facility
  (Bridgeport Hydraulic Co.
  Project); Refunding RB
  7.25%, Series 1990,
    06/01/20                 A+     -           800        858,336
------------------------------------------------------------------
  6.15%, 04/01/35(e)         A+     -           250        247,495
------------------------------------------------------------------
Connecticut State Clean
  Water Fund; Series 1991
  Clean Water RB
  7.00%, 01/01/11            AA+    Aa2       1,100      1,203,125
------------------------------------------------------------------
Manchester (City of)
  Connecticut Eighth
  Utilities Fire District;
  Series 1991 GO
  6.75%, 08/15/06            -      A1          180        199,760
------------------------------------------------------------------
South Central Connecticut
  Regional Water Authority;
  Eighth Series 1990 A
  Water System RB
  6.60%, 08/01/00(b)(c)      NRR    NRR         250        268,898
------------------------------------------------------------------
South Central Connecticut
  Regional Water Authority;
  Series 1988 Water System
  RB
  6.80%, 08/01/98(b)(c)      NRR    NRR         535        563,718
------------------------------------------------------------------
                                                         3,610,490
------------------------------------------------------------------

MISCELLANEOUS-7.69%

Connecticut Development
  Authority (Economic
  Development Projects);
  1992 Series Refunding
  Bonds
  6.00%, 11/15/08            AA-    Aa          500        520,500
------------------------------------------------------------------
Guam (Government of);
  Series 1995 A GO
  4.90%, 09/01/97            BBB    -           500        500,930
------------------------------------------------------------------
  5.25%, 09/01/99            BBB    -           250        250,345
------------------------------------------------------------------
  5.375%, 09/01/00           BBB    -           250        250,458
------------------------------------------------------------------

                               RATING(a)       PAR        MARKET
                              S&P   MOODY'S   (000)        VALUE

MISCELLANEOUS-(CONTINUED)
Guam (Government of);
  Series 1994 A GO
  5.50%, 08/15/97            BBB    -        $  500    $   501,885
------------------------------------------------------------------
Puerto Rico Commonwealth
  (Highway and
  Transportation
  Authority); Series X RB
  5.20%, 07/01/03            A      Baa1        500        505,800
------------------------------------------------------------------
Puerto Rico Electric Power
  Authority; Series W RB
  5.00%, 07/01/98            BBB+   Baa1        400        402,944
------------------------------------------------------------------
                                                         2,932,862
------------------------------------------------------------------
TOTAL INVESTMENTS-97.91%                                37,322,258
------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-2.09%                        796,217
------------------------------------------------------------------
NET ASSETS-100.00%                                     $38,118,475
==================================================================

ABBREVIATIONS:

GO   General Obligation Bonds
NRR  Not re-rated
PCR  Pollution Control Revenue Bonds
RB   Revenue Bonds

NOTES TO SCHEDULE OF INVESTMENTS:

(a) Ratings assigned by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations); this funding is pursuant to an advance refunding of the security. Ratings are not covered by Independent Auditors' Report.

(b) Secured by an escrow fund of U.S. Treasury obligations.

(c) Subject to an irrevocable call or mandatory put. Market value and maturity date reflect such call or put.

(d) Secured by bond insurance.

(e) Security subject to alternative minimum tax.

(f)  Secured by a letter of credit.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1997

ASSETS:

Investments, at market value (cost
  $35,730,336)                             $   37,322,258
---------------------------------------------------------
Receivables for:
  Investments sold                              1,023,000
---------------------------------------------------------
  Capital stock sold                               41,043
---------------------------------------------------------
  Interest                                        692,735
---------------------------------------------------------
Investment for deferred compensation plan          12,601
---------------------------------------------------------
Other assets                                        3,258
---------------------------------------------------------
    Total assets                               39,094,895
---------------------------------------------------------

LIABILITIES:

Payables for:
  Amount due to custodian bank                    836,124
---------------------------------------------------------
  Dividends                                        64,157
---------------------------------------------------------
  Deferred compensation                            12,601
---------------------------------------------------------
Accrued advisory fees                               4,968
---------------------------------------------------------
Accrued administrative service fees                 8,538
---------------------------------------------------------
Accrued distribution fees                          24,260
---------------------------------------------------------
Accrued transfer agent fees                         1,076
---------------------------------------------------------
Accrued operating expenses                         24,696
---------------------------------------------------------
    Total liabilities                             976,420
---------------------------------------------------------

NET ASSETS APPLICABLE TO SHARES
  OUTSTANDING                              $   38,118,475
=========================================================
Capital stock, $.001 par value per share:
  Authorized                                1,000,000,000
---------------------------------------------------------
  Outstanding                                   3,539,857
=========================================================

NET ASSET VALUE AND REDEMPTION PRICE PER
  SHARE                                    $        10.77
=========================================================
OFFERING PRICE PER SHARE:
  (Net asset value of $10.77 divided
   by 95.25%)                              $        11.31
=========================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 1997

INVESTMENT INCOME:

Interest income                               $2,295,751
--------------------------------------------------------

EXPENSES:

Advisory fees                                    194,372
--------------------------------------------------------
Custodian fees                                     3,545
--------------------------------------------------------
Transfer agent fees                               25,300
--------------------------------------------------------
Directors' fees                                    6,401
--------------------------------------------------------
Distribution fees                                 97,186
--------------------------------------------------------
Administrative services fees                      49,467
--------------------------------------------------------
Other                                             48,860
--------------------------------------------------------
    Total expenses                               425,131
--------------------------------------------------------
Less fees waived by advisor                     (144,775)
--------------------------------------------------------
    Net expenses                                 280,356
--------------------------------------------------------
Net investment income                          2,015,395
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES:

Net realized gain (loss) on sales of
  investment securities                         (111,639)
--------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities                          (75,618)
--------------------------------------------------------
    Net gain (loss) on investment securities    (187,257)
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $1,828,138
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED MARCH 31, 1997 AND 1996

                                                                 1997            1996
OPERATIONS:

  Net investment income                                       $ 2,015,395     $ 2,046,631
-----------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities     (111,639)        (39,012)
-----------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) of investment
    securities                                                    (75,618)        362,769
-----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations        1,828,138       2,370,388
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income       (1,983,768)     (2,032,807)
-----------------------------------------------------------------------------------------
Net increase (decrease) from capital stock transactions        (1,081,336)        729,185
-----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (1,236,966)      1,066,766
-----------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          39,355,441      38,288,675
-----------------------------------------------------------------------------------------
  End of period                                               $38,118,475     $39,355,441
=========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $36,742,486     $37,823,822
-----------------------------------------------------------------------------------------
  Undistributed net investment income                              36,704           5,077
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities                                        (252,637)       (140,998)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              1,591,922       1,667,540
-----------------------------------------------------------------------------------------
                                                              $38,118,475     $39,355,441
=========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Tax-Exempt Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Company is organized as a Maryland corporation consisting of three separate portfolios; AIM Tax-Exempt Bond Fund of Connecticut, AIM Tax-Exempt Cash Fund and the Intermediate Portfolio. Matters affecting each portfolio are voted on exclusively by the shareholders of such portfolio. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the AIM Tax-Exempt Bond Fund of Connecticut (the "Fund"). The investment objective of the Fund is to earn a high level of income free from federal taxes and Connecticut taxes by investing at least 80% of its net assets in municipal bonds and other municipal securities.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuations--Portfolio securities are valued based on market quotations or at fair value determined by a pricing service approved by the Board of Directors, provided that securities with a demand feature exercisable within one to seven days are valued at par. Prices provided by the pricing service represent valuations of the mean between current bid and asked market prices which may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Portfolio securities for which prices are not provided by the pricing service are valued at the mean between the last available bid and asked prices, unless the Board of Directors or its designees determines that the mean between the last available bid and asked prices does not accurately reflect the current market value of the security. Securities for which market quotations either are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in accordance with methods which are specifically authorized by the Board of Directors. Notwithstanding the above, short-term obligations with maturities of sixty days or less are valued at amortized cost.
B. Securities Transactions and Investment Income--Securities transactions are recorded on a trade date basis. Realized gains and losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and original issue discounts, is recorded as earned from settlement date and is recorded on the accrual basis.
C. Dividends and Distributions to Shareholders--It is the policy of the Fund to declare daily dividends from net investment income. Such dividends are paid monthly. Net realized capital gains (including net short-term capital gains and market discounts), if any, are distributed annually.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward (which may be carried forward to offset future taxable gains, if any) of $229,538, which expires, if not previously utilized, through the year 2005. The Fund cannot distribute capital gains to shareholders until the tax loss carryforwards have been utilized. In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay to shareholders "exempt interest dividends," as defined in the Internal Revenue Code.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.50% of the Fund's average daily net assets. During the year ended March 31, 1997, AIM voluntarily waived advisory fees of $144,775.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain costs incurred in providing accounting services to the Fund. During the year ended March 31, 1997, the Fund reimbursed AIM $49,467 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agent and shareholder services to the Fund. During the year ended March 31, 1997, the Fund paid AFS $16,224 for such services.
  Under the terms of a master distribution agreement between the Company and the Fund, A I M Distributors, Inc. ("AIM Distributors") acts as the exclusive distributor of the Fund's shares. The Company has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") with respect to the Fund, whereby the Fund pays to AIM Distributors compensation at an annual rate of 0.25% of the Fund's average daily net assets. The Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs and provides for periodic payments to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of the Fund. Any amounts not paid as a service fee under such plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges, that may be paid by the Fund. During the year ended March 31, 1997, the Fund paid AIM Distributors $97,186 as compensation under the Plan. Certain officers and directors of the Company are officers of AIM, AFS and AIM Distributors.
  AIM Distributors received commissions of $27,428 from sales of shares of the Fund's capital stock during the year ended March 31, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of capital stock.
  During the year ended March 31, 1997, the Fund paid legal fees of $3,997 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Board of Directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $325,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the year ended March 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are parties to the line of credit are charged a commitment fee of 0.08% on the unused balance of the committed line. The commitment fee is allocated among such funds based on their respective average net assets for the period.

NOTE 5-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold during the year ended March 31, 1997 were $6,435,125 and $6,950,383, respectively. The amount of unrealized appreciation (depreciation) of investment securities as of March 31, 1997 is as follows:

Aggregate unrealized appreciation of
  investment securities                       $1,599,717
--------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (7,795)
--------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $1,591,922
========================================================

Investments have the same cost for tax and financial statement purposes.

NOTE 6-CAPITAL STOCK

Changes in capital stock outstanding for the years ended March 31, 1997 and 1996 were as follows:

                                1997                      1996
                       ----------------------   ------------------------
                        SHARES      AMOUNT        SHARES       AMOUNT
                       --------   -----------   ----------   -----------
Sold                    522,830   $ 5,656,859      555,351   $ 6,036,362
---------------------------------------------   ------------------------
Issued as
  reinvestment of
  dividends             115,643     1,250,693      116,353     1,264,613
---------------------------------------------   ------------------------
Reacquired             (739,882)   (7,988,888)    (603,962)   (6,571,790)
---------------------------------------------   ------------------------
                       (101,409)  $(1,081,336)      67,742   $   729,185
=============================================   ========================

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of capital stock outstanding during each of the years in the three-year period ended March 31, 1997, the three months ended March 31, 1994, each of the years in the four-year period ended December 31, 1993 and the period October 3, 1989 (date operations commenced) through December 31, 1989.

                                                                         MARCH 31,                           DECEMBER 31,
                                                        --------------------------------------------     --------------------
                                                         1997         1996        1995        1994         1993      1992(a)
                                                        -------     --------    --------    --------     --------    --------
Net asset value, beginning of period                    $ 10.81     $  10.71    $  10.69    $  11.29     $  10.65    $  10.52
-----------------------------------------------------   -------     --------    --------    --------     --------    --------
Income from investment operations:
    Net investment income                                  0.56         0.56        0.56        0.15         0.60        0.66
-----------------------------------------------------   -------     --------    --------    --------     --------    --------
    Net gains (losses) on securities (both realized
      and unrealized)                                     (0.05)        0.10        0.04       (0.61)        0.65        0.17
-----------------------------------------------------   -------     --------    --------    --------     --------    --------
        Total from investment operations                   0.51         0.66        0.60       (0.46)        1.25        0.83
-----------------------------------------------------   -------     --------    --------    --------     --------    --------
Less distributions:
    Dividends from net investment income                  (0.55)       (0.56)      (0.57)      (0.14)       (0.60)      (0.66)
-----------------------------------------------------   -------     --------    --------    --------     --------    --------
    Distributions from net realized capital gains            --           --          --          --        (0.01)      (0.04)
-----------------------------------------------------   -------     --------    --------    --------     --------    --------
    Returns of capital                                       --           --       (0.01)         --           --
-----------------------------------------------------   -------     --------    --------    --------     --------    --------
        Total distributions                               (0.55)       (0.56)      (0.58)      (0.14)       (0.61)      (0.70)
-----------------------------------------------------   -------     --------    --------    --------     --------    --------
Net asset value, end of period                          $ 10.77     $  10.81    $  10.71    $  10.69     $  11.29    $  10.65
-----------------------------------------------------   -------     --------    --------    --------     --------    --------
Total return(b)                                            4.84%        6.24%       5.78%      (4.06)%      11.99%       8.22%
=====================================================   =======     ========    ========    ========     ========    ========
Ratio/supplemental data:
Net assets, end of period (000s omitted)                $38,118     $ 39,355    $ 38,289    $ 42,361     $ 46,224    $ 33,110
=====================================================   =======     ========    ========    ========     ========    ========
Ratio of expenses to average net assets(c)                 0.72%(d)     0.66%       0.55%       0.50%(e)     0.34%       0.25%
=====================================================   =======     ========    ========    ========     ========    ========
Ratio of net investment income to average net
  assets(c)                                                5.18%(d)     5.16%       5.37%       5.32%(e)     5.42%       6.25%
=====================================================   =======     ========    ========    ========     ========    ========
Portfolio turnover rate                                      17%          17%          7%          2%           5%         43%
=====================================================   =======     ========    ========    ========     ========    ========

                                                                 DECEMBER 31,
                                                       --------------------------------
                                                         1991        1990        1989
                                                       --------    --------    --------
Net asset value, beginning of period                   $  10.07    $  10.19     $ 10.00
-----------------------------------------------------  --------    --------     -------
Income from investment operations:
    Net investment income                                  0.69        0.67        0.14
-----------------------------------------------------  --------    --------     -------
    Net gains (losses) on securities (both realized
      and unrealized)                                      0.50       (0.10)       0.16
-----------------------------------------------------  --------    --------     -------
        Total from investment operations                   1.19        0.57        0.30
-----------------------------------------------------  --------    --------     -------
Less distributions:
    Dividends from net investment income                  (0.69)      (0.69)      (0.11)
-----------------------------------------------------  --------    --------     -------
    Distributions from net realized capital gains         (0.05)         --          --
-----------------------------------------------------  --------    --------     -------
    Returns of capital                                       --          --          --
-----------------------------------------------------  --------    --------     -------
        Total distributions                               (0.74)      (0.69)      (0.11)
-----------------------------------------------------  --------    --------     -------
Net asset value, end of period                         $  10.52    $  10.07     $ 10.19
-----------------------------------------------------  --------    --------     -------
Total return(b)                                           12.23%       5.88%       3.06%
=====================================================  ========    ========     =======
Ratio/supplemental data:
Net assets, end of period (000s omitted)               $ 27,298    $ 16,685     $ 6,556
=====================================================  ========    ========     =======
Ratio of expenses to average net assets(c)                 0.25%       0.25%       0.25%(e)
=====================================================  ========    ========     =======
Ratio of net investment income to average net
  assets(c)                                                6.73%       6.82%       6.21%(e)
=====================================================  ========    ========     =======
Portfolio turnover rate                                      43%         57%         63%
=====================================================  ========    ========     =======

(a) The Fund changed investment advisors on June 30, 1992.

(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.

(c) After waiver of advisory fees and expense reimbursements. Ratios of expenses to average net assets prior to waiver of advisory fees and expense reimbursements are 1.09%, 1.16%, 1.13%, 1.23% (annualized), 1.30%, 1.12%,
    1.26%, 1.33%, and 1.99% (annualized) for the period 1997-89, respectively. Ratios of net investment income to average net assets prior to waiver of advisory fees and expense reimbursements are 4.81%, 4.66%, 4.79%, 4.59% (annualized), 4.45%, 5.38%, 5.72%, 5.74%, and 4.48% (annualized) for the period 1997-89, respectively.
(d) Ratios are based on average daily net assets of $38,874,455.

(e) Annualized.

                                     PART C
                               OTHER INFORMATION


Item 24.    (a)  Financial Statements:


        (1)  AIM High Income Municipal Fund

                 In Part A:    None

                 In Part B:    None

            (2)  AIM Tax-Exempt Cash Fund

                 In Part A:    None


                 In Part B:    (1)   Independent Auditors' Report
                               (2)   Schedule of Investments as of March 31, 1997
                               (3)   Statement of Assets and Liabilities as of March 31, 1997
                               (4)   Statement of Operations for the year ended March 31, 1997
                               (5)   Statement of Changes in Net Assets for the years ended March 31, 1997 and 1996


            (3)  AIM Tax-Free Intermediate Fund

                 In Part A:    None


                 In Part B:    (1)   Independent Auditors' Report
                               (2)   Schedule of Investments as of March 31, 1997
                               (3)   Statement of Assets and Liabilities as of March 31, 1997
                               (4)   Statement of Operations for the year ended March 31, 1997
                               (5)   Statement of Changes in Net Assets for the years ended
                                     March 31, 1997 and 1996


            (4)  AIM Tax-Exempt Bond Fund of Connecticut

                 In Part A:    None


                 In Part B:    (1)   Independent Auditors' Report
                               (2)   Schedule of Investments as of March 31,
                                     1997
                               (3)   Statement of Assets and Liabilities as of
                                     March 31, 1997
                               (4)   Statement of Operations for the year ended March 31, 1997
                               (5)   Statement of Changes in Net Assets for the years ended March 31, 1997 and 1996

            (b)  Exhibits

Exhibit
Number         Description
------         -----------
(1)    (a)     -   Articles of Incorporation of Registrant, dated April 30,
                   1993,  were filed as an Exhibit to Registrant's Registration
                   Statement on July 19, 1993, and were filed electronically
                   as an

                    Exhibit to Post-Effective Amendment No. 4 on July 26, 1996, and are hereby incorporated by reference.

        (b)    -    Articles of Amendment, dated July 27, 1993, were filed as
                    an Exhibit to Registrant's Pre- Effective Amendment No. 1
                    on October 12, 1993, and were filed electronically as an
                    Exhibit to Post-Effective Amendment No. 4 on July 26, 1996,
                    and are hereby incorporated by reference.

        (c)    -    Articles of Amendment, dated September 10, 1993, were
                    filed as an Exhibit to Registrant's Pre-Effective Amendment
                    No. 1 on October 12, 1993, and were filed electronically as an Exhibit to Post-Effective Amendment No. 4 on July 26,
                    1996, and are hereby incorporated by reference.

        (d)    -    Articles of Amendment, dated June 18, 1997, were filed as
                    an Exhibit to Registrant's Post- Effective Amendment No. 5
                    on July 29, 1997, and are hereby incorporated by reference.

        (e)    -    Articles of Amendment, dated September 23, 1997, are filed herewith electronically.

        (f)    -    Articles Supplementary, dated September 29, 1997, are
                    filed herewith electronically.

 (2)    (a)    -    By-Laws of Registrant were filed as an Exhibit to
                    Registrant's Registration Statement on July 19, 1993, and
                    were electronically filed as an Exhibit to Post-Effective
                    Amendment No. 3 on July 27, 1995.

        (b)    -    First Amendment, dated March 14, 1995, to the By-Laws of
                    Registrant was electronically filed as an Exhibit to
                    Post-Effective Amendment No. 3 on July 27, 1995.

        (c)    -    Amended and Restated By-Laws of Registrant, dated
                    December 11, 1996, were filed as an Exhibit to Registrant's
                    Post-Effective Amendment No. 5 on July 29, 1997, and are
                    hereby incorporated by reference.

 (3)           -    Voting Trust Agreements - None.

 (4)    (a)    -    Specimen share certificate for AIM Tax-Exempt Cash Fund of
                    Registrant (transfer agent change) was electronically filed as an Exhibit to Post-Effective Amendment No. 3 on July
                    27, 1995.

        (b)    -    Specimen share certificate for Intermediate Portfolio -
                    AIM Tax-Free Intermediate Shares of Registrant (transfer
                    agent change) was electronically filed as an Exhibit to
                    Post-Effective Amendment No. 3 on July 27, 1995.

        (c)    -    Specimen share certificate for AIM Tax-Exempt Bond Fund
                    of Connecticut of Registrant (transfer agent change) was
                    electronically filed as an Exhibit to Post-Effective
                    Amendment No. 3 on July 27, 1995.

 (5)    (a)    -    Master Investment Advisory Agreement, dated as of August 6,
                    1993, between Registrant and A I M Advisors, Inc. was
                    filed as an Exhibit to Registrant's Pre-Effective Amendment
                    No. 1 on October 12, 1993.

        (b)    -    Master Investment Advisory Agreement, dated October 18,
                    1993, between Registrant and A I M Advisors, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No.
                    1 on April 28, 1994 and was filed electronically as an
                    Exhibit to Post-Effective Amendment No. 4 on July 26, 1996.


        (c)    -    Master Investment Advisory Agreement, dated February 28,
                    1997, between Registrant and A I M Advisors, Inc. was filed as an Exhibit to Post-Effective Amendment No. 5 on July 29,
                    1997, and is hereby incorporated by reference.

        (d)    -    Form of Amendment No. 1, dated _________, 1997, to the
                    Master Investment Advisory Agreement, dated February 28,
                    1997, between Registrant and A I M Advisors, Inc., is filed herewith electronically.

 (6)    (a)    -    (1) Master Distribution Agreement, dated as of August 6,
                    1993, between Registrant and A I M Distributors, Inc. was
                    filed as an Exhibit to Registrant's Pre-Effective Amendment
                    No. 1 on October 12, 1993.

                    (2) Master Distribution Agreement, dated October 18, 1993, between Registrant and A I M Distributors, Inc. was filed as an Exhibit to Registrant's Post-Effective Amendment No.
                    1 on April 28, 1994, and was filed electronically as an Exhibit to Post-Effective Amendment No. 4 on July 26, 1996.

                    (3) Master Distribution Agreement, dated February 28, 1997, between Registrant and A I M Distributors, Inc. was filed as an Exhibit to Post-Effective Amendment No. 5 on July 29,
                    1997, and is hereby incorporated by reference.

                    (4) Amendment No. 1, dated August 4, 1997, to Master
                    Distribution Agreement, dated February 28, 1997, between
                    Registrant and A I M Distributors, Inc., is filed herewith electronically.

                    (5) Form of Amended and Restated Master Distribution
                    Agreement, dated ___________, 1997 between Registrant (on behalf of its Class A and Class C Shares) and A I M
                    Distributors, Inc., is filed herewith electronically.

                    (6) Form of Master Distribution Agreement, dated
                    ___________, 1997 between Registrant (on behalf of its Class B Shares) and A I M Distributors, Inc. is filed herewith electronically.

        (b)    -    Form of Selected Dealer Agreement between A I M
                    Distributors, Inc. and selected dealers is filed herewith
                    electronically.

        (c)    -    Form of Bank Agreement between A I M Distributors, Inc.
                    and selected banks is filed herewith electronically.

 (7)    (a)    -    Retirement Plan for Registrant's Non-Affiliated Directors
                    was filed as an Exhibit to Registrant's Post-Effective
                    Amendment No. 2 on July 26, 1994.

        (b)    -    AIM Funds Retirement Plan for Eligible Directors/Trustees
                    dated effective March 8, 1994, as restated September 18,
                    1995, was filed electronically as an Exhibit to
                    Post-Effective Amendment No. 4 on July 26, 1996, and is
                    hereby incorporated by reference.

        (c)    -    Form of Deferred Compensation Agreement for Registrant's
                    Non-Affiliated Directors was filed as an Exhibit to
                    Registrant's Post-Effective Amendment No. 2 on July 26,
                    1994.

        (d)    -    Form of Deferred Compensation Plan for Eligible
                    Directors/Trustees was filed electronically as an Exhibit
                    to Post-Effective Amendment No.4 on July 26, 1996, and is
                    hereby incorporated by reference.

 (8)    (a)    -    Custodian Agreement, dated October 15, 1993, between
                    Registrant and State Street Bank and Trust Company was
                    filed as an Exhibit to Registrant's Post-Effective
                    Amendment No. 1 on April 28, 1994.

        (b)    -    Custody Agreement, dated October 19, 1995, between
                    Registrant and The Bank of New York was filed
                    electronically as an Exhibit to Post-Effective Amendment
                    No. 4 on July 26, 1996, and is hereby incorporated by
                    reference.

        (c)    -    Subcustodian Agreement, dated September 9, 1994, between
                    Registrant and Texas Commerce Bank National Association was
                    electronically filed as an Exhibit to Post- Effective
                    Amendment No. 3 on July 27, 1995, and is hereby
                    incorporated by reference.

 (9)    (a)    -    (1) Assignment and Acceptance of Assignment of Transfer
                    Agency and Registrar Agreement, dated as of October 15,
                    1993, among Registrant (on behalf of its Intermediate
                    Portfolio - AIM Tax-Free Intermediate Shares), Tax-Free
                    Investments Co. (on behalf of its Intermediate Portfolio -
                    AIM Tax-Free Intermediate Shares) and First Data Investor
                    Services Group (formerly The Shareholder Services Group,
                    Inc.) was filed as an Exhibit to Registrant's
                    Post-Effective Amendment No. 2 on July 26, 1994.

                    (2) Amendment No. 1, dated October 15, 1993, to the
                    Transfer Agency and Registrar Agreement between Registrant and First Data Investor Services Group (formerly The
                    Shareholder Services Group, Inc.) was filed as an Exhibit to Registrant's Post-Effective Amendment No. 2 on July 26,
                    1994.

                    (3) Transfer Agency and Service Agreement, dated November 1,
                    1994, between Registrant and A I M Fund Services, Inc. was electronically filed as an Exhibit to Post-Effective
                    Amendment No. 3 on July 27, 1995.

                    (4) Form of Amended and Restated Transfer Agency and
                    Service  Agreement, dated _________, 1997, between
                    Registrant and A I M Fund Services, Inc. is filed herewith electronically.

                    (5) Remote Access and Related Services Agreement, dated as
                    December 23, 1994, between Registrant and First Data
                    Investor Services Group, Inc. (formerly The Shareholder
                    Services Group, Inc.) was electronically filed as an Exhibit to Post-Effective Amendment No. 3 on July 27, 1995, and is hereby incorporated by reference.

                    (6) Amendment No. 1, dated October 4, 1995, to the Remote
                    Access and Related Services Agreement, dated December 23,
                    1994, between Registrant and First Data Investor Services
                    Group, Inc. (formerly, The Shareholder Services Group,
                    Inc.) was filed electronically as an Exhibit to Post-Effective Amendment No. 4 on July 26, 1996, and is hereby incorporated by reference.

                    (7) Addendum No. 2, dated October 12, 1995, to the Remote
                    Access and Related Services Agreement, dated December 23,
                    1994, between Registrant and First Data Investor Services
                    Group, Inc. (formerly The Shareholder Services Group, Inc.)
                    was filed electronically as an Exhibit to Post-Effective
                    Amendment No. 4 on July 26, 1996, and is hereby incorporated by reference.

                    (8) Amendment No. 3, dated February 1, 1997, to the Remote
                    Access and Related Services Agreement, dated December 23,
                    1994, between Registrant and First Data Investor Services
                    Group, Inc. (formerly The Shareholder Services Group, Inc.)
                    was filed


                    electronically as an Exhibit to Post-Effective Amendment
                    No. 5 on July 29, 1997, and is hereby incorporated by reference.

        (b)    -    (1) Master Administrative Services Agreement, dated as of
                    August 6, 1993, between Registrant and A I M Advisors, Inc.
                    was filed as an Exhibit to Registrant's Pre-Effective
                    Amendment No. 1 on October 12, 1993.

                    (2) Master Administrative Services Agreement, dated October
                    18, 1993, between Registrant and A I M Advisors, Inc. was filed as an Exhibit to Registrant's Post-Effective
                    Amendment No. 1 on April 28, 1994, and was filed electronically as an Exhibit to Post- Effective Amendment
                    No. 4 on July 26, 1996.

                    (3)(i) Administrative Services Agreement, dated October 18,
                    1993, between A I M Advisors, Inc., on behalf of
                    Registrant's portfolios, and A I M Fund Services, Inc. was filed as an Exhibit to Registrant's Post-Effective
                    Amendment No. 1 on April 28, 1994.

                    (3)(ii) Amendment No. 1 to the Administrative Services
                    Agreement, dated October 18, 1993, between A I M Advisors,
                    Inc., on behalf of Registrant's portfolios and classes, and A I M Fund Services, Inc. was filed as an Exhibit to
                    Registrant's Post-Effective Amendment No. 2 on July 26,
                    1994.

                    (3)(iii) Amendment No. 2, dated July 1, 1994, to the
                    Administrative Services Agreement dated October 18, 1993, between A I M Advisors, Inc. on behalf of Registrant's portfolios and classes, and A I M Fund Services, Inc. was filed as an Exhibit to Post-Effective Amendment No. 5 on July 29, 1997.

                    (3)(iv) Amendment No. 3, dated September 16, 1994, to the
                    Administrative Services Agreement dated October 18, 1993, between A I M Advisors, Inc. on behalf of Registrant's portfolios and classes, and A I M Fund Services, Inc. was filed as an Exhibit to Post- Effective Amendment No. 5 on
                    July 29, 1997.

                    (3)(v) Amendment No. 4, dated November 1, 1994, to the
                    Administrative Services Agreement dated October 18, 1993, between A I M Advisors, Inc. on behalf of Registrant's portfolios and classes, and A I M Fund Services, Inc. was filed as an Exhibit to Post- Effective Amendment No. 5 on
                    July 29, 1997.

                    (4) Master Administrative Services Agreement, dated
                    February 28, 1997, between Registrant and A I M Advisors,
                    Inc. was filed as an Exhibit to Post-Effective Amendment
                    No. 5 on July 29, 1997, and is hereby incorporated by reference.

                    (5) Form of Amendment No. 1, dated ______________, 1997,
                    to the Master Administrative Services Agreement, dated
                    February 28, 1997, between Registrant and A I M Advisors,
                    Inc. is filed herewith electronically.

(10)           -    Opinion of Ballard Spahr Andrews & Ingersoll is filed
                    herewith electronically.

(11)    (a)    -    Consent of Ballard Spahr Andrews & Ingersoll is filed
                    herewith electronically.

        (b)    -    Consent of KPMG Peat Marwick LLP is filed herewith
                    electronically.

        (c)    -    Consent of Price Waterhouse LLP is filed herewith
                    electronically.


(12)           -    Financial Statements - None.

(13)           -    Form of Initial Capitalization Agreement, dated _________,
                    1997, for Registrant's AIM High Income Municipal Fund is
                    filed herewith electronically.

(14)           -    Retirement Plan Documents - None.

(15)    (a)    -    (1) Distribution Plan for Registrant's AIM Tax-Exempt Cash
                    Fund and AIM Tax-Exempt Bond Fund of Connecticut, and
                    related forms of agreements were filed as an Exhibit to
                    Registrant's Post-Effective Amendment No. 1 on April 28,
                    1994.

                    (2) Amended Distribution Plan, dated as of September 10,
                    1994, for Registrant's AIM Tax- Exempt Cash Fund and AIM
                    Tax-Exempt Bond Fund of Connecticut, and related forms of agreement were electronically filed as an Exhibit to Post-Effective Amendment No. 3 on July 27, 1995.

                    (3) Amended and Restated Master Distribution Plan, dated as of June 30, 1997, for Registrant's AIM Tax-Exempt Cash Fund and AIM Tax-Exempt Bond Fund of Connecticut was filed as an Exhibit to Post-Effective Amendment No. 5 on July 29, 1997.

                    (4) Second Amended and Restated Master Distribution Plan, dated as of August 4, 1997, for Registrant's AIM Tax-Exempt
                    Cash Fund and AIM Tax-Exempt Bond Fund of Connecticut is filed herewith electronically.

                    (5) Form of Third Amended and Restated Master Distribution
                    Plan, dated as of _________, 1997, for Registrant's Class A and Class C Shares is filed herewith electronically.

                    (6) Form of Master Distribution Plan, dated as of ________,
                    1997, for Registrant's Class B Shares is filed herewith electronically.

        (b)    -    Form of Shareholder Service Agreement to be used in
                    connection with Registrant's Master Distribution Plan is
                    filed herewith electronically.

        (c)    -    Form of Bank Shareholder Service Agreement to be used in
                    connection with Registrant's Master Distribution Plan is
                    filed herewith electronically.

        (d)    -    Forms of Service Agreement for Bank Trust Department and
                    for Brokers for Bank Trust Departments to be used in
                    connection with Registrant's Master Distribution Plan are
                    filed herewith electronically.

(16)           -    Schedule of Sample Performance Quotation Calculations was
                    filed as an Exhibit to Registrant's Post-Effective
                    Amendment No. 2 on July 26, 1994 and was filed
                    electronically as an Exhibit to Post-Effective Amendment
                    No. 4 on July 26, 1996 and is hereby incorporated by
                    reference.

(18)    (a)    -    Rule 18f-3 Amended and Restated Multiple Class Plan was
                    filed as an Exhibit to Post- Effective Amendment No. 5 on
                    July 29, 1997.

        (b)    -    Rule 18f-3 Second Amended and Restated Multiple Class Plan
                    is filed herewith electronically.

(27)           -    Financial Data Schedule was filed as an Exhibit to
                    Post-Effective Amendment No. 5 on July 29, 1997, and is
                    hereby incorporated by reference.


Item 25.    Persons Controlled by or Under Common Control with Registrant

       Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, and (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

      Not Applicable.

Item 26.    Number of Holders of Securities

       State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.


                                                                         Number of Record Holders as
       Title of Class                                                        of October 1, 1997
       --------------                                                        ------------------
                                                                    Class A         Class B        Class C
                                                                    -------         -------        -------
       AIM High Income Municipal Fund                                    0              0              0
       AIM Tax-Exempt Cash Fund                                      1,941            N/A            N/A
       AIM Tax-Free Intermediate Fund                                1,953            N/A            N/A
       AIM Tax-Exempt Bond Fund of Connecticut                         895            N/A            N/A



Item 27.     Indemnification

       State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

       Pursuant to the Maryland General Corporation Law and the Registrant's Charter and By-Laws, the Registrant may indemnify any person who was or is a director, officer, employee or agent of the Registrant to the maximum extent permitted by the Maryland General Corporation Law. The specific terms of such indemnification are reflected in the Registrant's Charter and By-Laws, which are incorporated herein as part of this Registration Statement. No indemnification will be provided by the Registrant to any director or officer of the Registrant for any liability to the Registrant or shareholders to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

       Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy and will be governed by the final adjudication of such issue. Insurance coverage is provided under a joint Mutual Fund and Investment Advisory Professional Directors & Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $25,000,000 limit of liability.


Item 28.     Business and Other Connections of Investment Advisor

       Describe any other business, profession, vocation or employment of a substantial nature in which each investment advisor of the Registrant, and each director, officer or partner of any such investment advisor, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner, or trustee.

       The only employment of a substantial nature of the Advisor's directors and officers is with the Advisor and its affiliated companies. Reference is also made to the discussion under the captions "Management" of the Prospectus which comprises Part A of this Registration Statement, and to the discussion under the caption "Investment Advisory and Other Services" of the Statement of Additional Information which comprises Part B of this Registration Statement, and to Item 29(b) of Part C of this Registration Statement.

Item 29.     Principal Underwriters

       (a) A I M Distributors, Inc., the Registrant's principal underwriter, also acts as principal underwriter to the following investment companies:

             AIM Advisor Funds, Inc.
             AIM Equity Funds, Inc. (Retail Classes)
             AIM Funds Group
             AIM International Funds, Inc.
             AIM Investment Securities Funds (AIM Limited Maturity Treasury
                 Shares)
             AIM Summit Fund, Inc.
             AIM Variable Insurance Funds, Inc.

       (b) The following table sets forth information with respect to each director, officer or partner of A I M Distributors, Inc.

Name and Principal                Position and Offices                                  Position and Offices
Business Address*                 with Principal Underwriter                            with Registrant
Charles T. Bauer                  Chairman of the Board of Directors                    Chairman

Michael J. Cemo                   President & Director                                  None

Gary T. Crum                      Director                                              Senior Vice President

Robert H. Graham                  Senior Vice President & Director                      President & Director

James L. Salners                  Senior Vice President & Director                      None

William G. Littlepage             Senior Vice President & Director                      None
--------

     * 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

Name and Principal                Position and Offices                                  Position and Offices
Business Address*                 with Principal Underwriter                            with Registrant
----------------                  --------------------------                            ---------------
John Caldwell                     Senior Vice President                                 None

Gordan J. Sprague                 Senior Vice President                                 None

Michael C. Vessels                Senior Vice President                                 None

Marilyn M. Miller                 First Vice President                                  None

John J. Arthur                    Vice President & Treasurer                            Senior Vice President
                                                                                        & Treasurer

Mary Kay Coleman                  Vice President                                        None

Melville B. Cox                   Vice President & Chief Compliance                     Vice President
                                  Officer

Charles R. Dewey                  Vice President                                        None

Sidney M. Dilgren                 Vice President                                        None

Tony D. Green                     Vice President                                        None

William H. Kleh                   Vice President                                        None

Ofelia M. Mayo                    Vice President, General Counsel                       Assistant Secretary
                                  & Assistant Secretary

Carol F. Relihan                  Vice President                                        Senior Vice President
                                                                                        & Secretary

Kamala C. Sachidanandan           Vice President                                        None

Frank V. Serebrin                 Vice President                                        None

B.J. Thompson                     Vice President                                        None

Robert D. Van Sant, Jr.           Vice President                                        None

Kathleen J. Pflueger              Secretary                                             Assistant Secretary

Luke P. Beausoleil                Assistant Vice President                              None

Tisha B. Christopher              Assistant Vice President                              None

Glenda A. Dayton                  Assistant Vice President                              None

--------------------------
       *11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

Name and Principal                Position and Offices                                  Position and Offices
Business Address*                 with Principal Underwriter                            with Registrant
Kathleen M. Douglas               Assistant Vice President                              None

Terri L. Fiedler                  Assistant Vice President                              None

Mary E. Gentempo                  Assistant Vice President                              None

David E. Hessel                   Assistant Vice President,                             None
                                  Assistant Treasurer &
                                  Controller

Jeffrey L. Horne                  Assistant Vice President                              None

Melissa E. Hudson                 Assistant Vice President                              None

Jodie L. Johnson                  Assistant Vice President                              None

Kim T. Lankford                   Assistant Vice President                              None

Wayne W. LaPlante                 Assistant Vice President                              None

Ivy B. McLemore                   Assistant Vice President                              None

David B. O'Neil                   Assistant Vice President                              None

Terri L. Ransdell                 Assistant Vice President                              None

Patricia M. Shyman                Assistant Vice President                              None

Christopher T. Simutis            Assistant Vice President                              None

Gary K. Wendler                   Assistant Vice President                              None

Nicholas D. White                 Assistant Vice President                              None

Norman W. Woodson                 Assistant Vice President                              None

Nancy L. Martin                   Assistant General Counsel &                           Assistant Secretary
                                  Assistant Secretary

Samuel D. Sirko                   Assistant General Counsel &                           Assistant Secretary
                                  Assistant Secretary

Stephen I. Winer                  Assistant Secretary                                   Assistant Secretary


       (c)   Not Applicable.


----------------------------

       *11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

Item 30.     Location of Accounts and Records

       With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270.31a-1 to 31a-3) promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.

       A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, maintains physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those maintained by the Registrant's Custodian, The Bank of New York, 90 Washington Street, 11th Floor, New York, New York 10286, and the Registrant's Transfer Agent and Dividend Paying Agent, A I M Fund Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Item 31.     Management Services

       Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part A or Part B of this Form (because the contract was not believed to be of interest to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom, for the last three fiscal years.

       Not Applicable.

Item 32.     Undertakings

       The Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of the applicable Fund's latest annual report to shareholders, upon request and without charge.


       The Registrant undertakes to file a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of this Registration Statement.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 7th day of October, 1997.


                                    Registrant: AIM TAX-EXEMPT FUNDS, INC.

                                    By:  /s/ ROBERT H. GRAHAM
                                       -------------------------------------
                                         Robert H. Graham, President

        Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


        SIGNATURES                               TITLE                            DATE
        ----------                               -----                            ----
 /s/ CHARLES T. BAUER                       Chairman & Director             October 7, 1997
-----------------------------------
        (Charles T. Bauer)

/s/ ROBERT H. GRAHAM
-----------------------------------        Director & President
        (Robert H. Graham)              (Principal Executive Officer)       October 7, 1997

/s/ BRUCE L. CROCKETT
-----------------------------------             Director                    October 7, 1997
        (Bruce L. Crockett)

/s/ OWEN DALY II
-----------------------------------             Director                    October 7, 1997
        (Owen Daly II)

/s/ JACK FIELDS
-----------------------------------             Director                    October 7, 1997
        (Jack Fields)

/s/ CARL FRISCHLING
-----------------------------------             Director                    October 7, 1997
        (Carl Frischling)

/s/ JOHN F. KROEGER
-----------------------------------             Director                    October 7, 1997
        (John F. Kroeger)

/s/ LEWIS F. PENNOCK
-----------------------------------             Director                    October 7, 1997
        (Lewis F. Pennock)

/s/ IAN W. ROBINSON
-----------------------------------             Director                    October 7, 1997
        (Ian W. Robinson)

/s/ LOUIS S. SKLAR
-----------------------------------             Director                    October 7, 1997
        (Louis S. Sklar)

/s/ JOHN J. ARTHUR                        Senior Vice President &
-----------------------------------   Treasurer (Principal Financial        October 7, 1997
        (John J. Arthur)                 and Accounting Officer)

                               INDEX TO EXHIBITS

Exhibit
Number        Description
1(e)          Articles of Amendment, dated September 23, 1997

1(f)          Articles Supplementary, dated September 29, 1997

5(d)          Form of Amendment No. 1, dated _________, 1997, to the Master
              Investment Advisory Agreement, dated February 28, 1997 between
              Registrant and A I M Advisors, Inc.

6(a)(4)       Amendment No. 1, dated August 4, 1997, to the Master Distribution
              Agreement, dated February 28, 1997, between Registrant and A I M
              Distributors, Inc.

6(a)(5)       Form of Amended and Restated Master Distribution Agreement, dated
              ____________, 1997, between Registrant (on behalf of its Class A and Class C Shares) and A I M Distributors, Inc.

6(a)(6) Form of Master Distribution Agreement, dated ___________, 1997, between Registrant (on behalf of its Class B Shares) and A I M
              Distributors, Inc.

6(b)          Form of Selected Dealer Agreement between A I M Distributors, Inc.
              and selected dealers

6(c) Form of Bank Agreement between A I M Distributors, Inc. and selected banks

9(a)(4)       Form of Amended and Restated Transfer Agency and Service
              Agreement, dated __________, 1997, between Registrant and A I M
              Fund Services, Inc.

9(b)(5)       Form of Amendment No. 1, dated ____________, 1997, to the Master
              Administrative Services Agreement, dated February 28, 1997, between Registrant and A I M Advisors,Inc.

10            Opinion of Ballard Spahr Andrews & Ingersoll

11(a)         Consent of Ballard Spahr Andrews & Ingersoll

11(b)         Consent of KPMG Peat Marwick LLP

11(c)         Consent of Price Waterhouse LLP

13            Form of Initial Capitalization Agreement, dated ___________,
              1997, for Registrant's AIM High Income Municipal Fund

15(a)(4)      Second Amended and Restated Master Distribution Plan, dated
              August 4, 1997, for Registrant's AIM Tax-Exempt Cash Fund and AIM
              Tax-Exempt Bond Fund of Connecticut

15(a)(5) Form of Third Amended and Restated Master Distribution Plan, dated as of _________, 1997, for Registrant's Class A and Class C
              Shares

15(a)(6) Form of Master Distribution Plan, dated as of _________, 1997, for Registrant's Class B Shares

15(b) Form of Shareholder Service Agreement to be used in connection with Registrant's Master Distribution Plan

15(c) Form of Bank Shareholder Service Agreement to be used in connection with Registrant's Master Distribution Plan

15(d)         Forms of Service Agreement for Bank Trust Department and for
              Brokers for Bank Trust Departments to be used in connection with Registrant's Master Distribution Plan

18(b)         Rule 18f-3 Second Amended and Restated Multiple Class Plan